UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.    )

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Sun Capital Advisers Trust
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Sun Capital Advisers Trust

Sun Capital Global Real Estate Fund

Sun Capital Investment Grade Bond Fund®

Sun Capital Money Market Fund®

SCSM AllianceBernstein International Value Fund

SCSM BlackRock Inflation Protected Bond Fund

SCSM BlackRock International Index Fund

SCSM BlackRock Large Cap Index Fund

SCSM BlackRock Small Cap Index Fund

SCSM Columbia Small Cap Value Fund

SCSM Davis Venture Value Fund

SCSM Goldman Sachs Mid Cap Value Fund

SCSM Goldman Sachs Short Duration Fund

SCSM Ibbotson Balanced Fund

SCSM Ibbotson Conservative Fund

SCSM Ibbotson Growth Fund

SCSM Ibbotson Tactical Opportunities Fund

SCSM Invesco Small Cap Growth Fund

SCSM Lord Abbett Growth & Income Fund

SCSM PIMCO High Yield Fund

SCSM PIMCO Total Return Fund

SCSM WMC Blue Chip Mid Cap Fund

SCSM WMC Large Cap Growth Fund

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

One Sun Life Executive Park

Wellesley, MA 02481

October 12, 2012

Dear Variable Contract Owner:

You are an owner of a variable annuity contract or variable life insurance policy (the “variable contract”) issued by either Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) or Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”). Shares of one or more of the funds listed above (each, a “Fund” and collectively, the “Funds”) of Sun Capital Advisers Trust (the “Trust”) have been purchased under your variable contract by either Sun Life (U.S.) or Sun Life (N.Y.) through one or more of their respective separate accounts (each, an “Account” and collectively, the “Accounts”) to support contract values or fund benefits payable under your variable contract. Sun Life (U.S.) or Sun Life (N.Y.) is the record owner of Fund shares held by the Account through which your contract was issued.

On November 26, 2012, there will be Special Meetings of each of the Trust and the Funds to consider the following proposals:

1.	To elect ten individuals as members of the Board of Trustees (the “Board”) of the Trust.

Shareholders of all Funds will vote together on Proposal 1.

2.	To approve a new advisory agreement with Massachusetts Financial Services Company (“MFS”).

Shareholders of each Fund (other than SC Ibbotson Tactical Opportunities Fund) will vote separately on Proposal 2.

3.	To approve an amendment to the Trust’s Declaration of Trust.

Shareholders of all Funds will vote together on Proposal 3.

4.	To approve revisions to, or elimination of, fundamental investment restrictions regarding:

(a)	Industry concentration;

(b)	Purchases or sales of real estate and commodities; and

(c)	Diversification.

Shareholders of Sun Capital Global Real Estate Fund, SC BlackRock Inflation Protected Bond Fund, SC BlackRock Small Cap Index Fund, SC Columbia Small Cap Value Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund, SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund, and SC Ibbotson Growth Fund will vote separately on Proposals 4(a) through 4(c).

5.	To approve a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund’s shareholders.

Shareholders of Sun Capital Money Market Fund, SC AllianceBernstein International Value Fund, SC BlackRock International Index Fund, and SC BlackRock Large Cap Index Fund will vote separately on Proposal 5.

6.	To approve the reclassification of SC BlackRock Inflation Protected Bond Fund from a “diversified” fund to a “non-diversified” fund.

Shareholders of SC BlackRock Inflation Protected Bond Fund will vote on Proposal 6.

7.	To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

These proposals are being made in connection with an important strategic restructuring of the Trust and the Funds, as described further under “Background” in the enclosed materials.

As you may know, your variable contract gives you the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) on how to vote the Fund shares supporting your variable contract at any meeting of that Fund’s shareholders at which shareholders are being asked to vote on any matter. WE ARE WRITING TO ASK THAT YOU PROVIDE YOUR VOTING INSTRUCTIONS BY ONE OF THE METHODS DESCRIBED ON THE ENCLOSED VOTING INSTRUCTION FORM(S) SO THAT SUN LIFE (U.S.) OR SUN LIFE (N.Y.) MAY VOTE ON YOUR BEHALF AT THE MEETING OF SHAREHOLDERS OF THE FUND OR FUNDS IN WHICH YOUR VARIABLE CONTRACT VALUES ARE INVESTED.

Important Explanatory Note:

In order to achieve an efficient and orderly transition under the transfer and integration plan described under “Background” in the enclosed materials, a number of proposals are being presented to contract owners (“Owners”) and shareholders simultaneously. In some cases, this may result in an Owner being asked to provide voting instructions on separate proposals that may appear to be contradictory (e.g., to approve a new advisory agreement between the Trust, on behalf of a Fund, and MFS, as described in Proposal 2, and to approve a Plan of Liquidation to liquidate the assets of the same Fund, as described in Proposal 5). You are being asked to vote nevertheless on all of the proposals relevant to your Fund(s) in order to ensure that the transition described under “Background” in the enclosed materials can be effected in a timely manner and to ensure that the Funds may continue to have adequate supervision and management if certain proposals are not approved by the transition date.

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PLEASE PROVIDE VOTING INSTRUCTIONS ON ALL PROPOSALS THAT ARE APPLICABLE TO THE FUNDS THAT HAVE BEEN PURCHASED UNDER YOUR VARIABLE CONTRACT.

You may also separately receive a joint proxy statement/prospectus contemplating the merger of certain or all of the Funds that have been purchased under your variable contract.

PLEASE COMPLETE EACH OF THE VOTING INSTRUCTION FORM(S) ENCLOSED WITH EACH SET OF MATERIALS THAT YOU RECEIVE.

The Board, including the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, unanimously recommends that (i) all Owners of variable contracts instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote “FOR” the election of the nominees, “FOR” the new advisory agreement with MFS for their respective Fund(s), and “FOR” the amendment to the Trust’s Declaration of Trust; (ii) the Owners of contracts funded by investments in Sun Capital Global Real Estate Fund, SC BlackRock Inflation Protected Bond Fund, SC BlackRock Small Cap Index Fund, SC Columbia Small Cap Value Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund, SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund, and SC Ibbotson Growth Fund instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote “FOR” the revisions to, and the elimination of, certain fundamental investment restrictions for their respective Fund(s); (iii) the Owners of variable contracts funded by investments in Sun Capital Money Market Fund, SC AllianceBernstein International Value Fund, SC BlackRock International Index Fund, and SC BlackRock Large Cap Index Fund instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote “FOR” the approval of the liquidation of their respective Fund(s); and (iv) the Owners of variable contracts funded by investments in SC BlackRock Inflation Protected Bond Fund instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote “FOR” the approval of the reclassification of the Fund from a “diversified” fund to a “non-diversified” fund.

YOUR VOTE IS IMPORTANT. PLEASE TAKE A MOMENT NOW TO PROVIDE YOUR VOTING INSTRUCTIONS BY ONE OF THE METHODS DESCRIBED ON THE ENCLOSED VOTING INSTRUCTION FORM(S). TO BE COUNTED, YOUR INSTRUCTIONS MUST BE RECEIVED NO LATER THAN 5:00 P.M. ON NOVEMBER 25, 2012. For more information, please call 877-408-4717.

John T. Donnelly

President

Sun Capital Advisers Trust

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Sun Capital Advisers Trust

Sun Capital Global Real Estate Fund

Sun Capital Investment Grade Bond Fund®

Sun Capital Money Market Fund®

SCSM AllianceBernstein International Value Fund

SCSM BlackRock Inflation Protected Bond Fund

SCSM BlackRock International Index Fund

SCSM BlackRock Large Cap Index Fund

SCSM BlackRock Small Cap Index Fund

SCSM Columbia Small Cap Value Fund

SCSM Davis Venture Value Fund

SCSM Goldman Sachs Mid Cap Value Fund

SCSM Goldman Sachs Short Duration Fund

SCSM Ibbotson Balanced Fund

SCSM Ibbotson Conservative Fund

SCSM Ibbotson Growth Fund

SCSM Ibbotson Tactical Opportunities Fund

SCSM Invesco Small Cap Growth Fund

SCSM Lord Abbett Growth & Income Fund

SCSM PIMCO High Yield Fund

SCSM PIMCO Total Return Fund

SCSM WMC Blue Chip Mid Cap Fund

SCSM WMC Large Cap Growth Fund

One Sun Life Executive Park

Wellesley, MA 02481

877-408-4717

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To Be Held November 26, 2012

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings:

The Proxy Statement (including a proxy card or voting instruction form) is available at

http://www.proxy-direct.com/sca-23952.

NOTICE IS HEREBY GIVEN of Special Meetings of the shareholders of each of Sun Capital Advisers Trust (the “Trust”) and the funds listed above (each, a “Fund” and collectively, the “Funds”). The Special Meetings will be held at One Sun Life Executive Park, Wellesley, Massachusetts 02481, on November 26, 2012, at 10:00 a.m. (E.T.), for the following purposes:

1.	To elect ten individuals as members of the Board of Trustees (the “Board”) of the Trust.

Shareholders of all Funds will vote together on Proposal 1.

2.	To approve a new advisory agreement with Massachusetts Financial Services Company.

Shareholders of each Fund (other than SC Ibbotson Tactical Opportunities Fund) will vote separately on Proposal 2.

3.	To approve an amendment to the Trust’s Declaration of Trust.

Shareholders of all Funds will vote together on Proposal 3.

4.	To approve revisions to, or elimination of, fundamental investment restrictions regarding:

(a)	Industry concentration;

(b)	Purchases or sales of real estate and commodities; and

(c)	Diversification.

Shareholders of Sun Capital Global Real Estate Fund, SC BlackRock Inflation Protected Bond Fund, SC BlackRock Small Cap Index Fund, SC Columbia Small Cap Value Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund, SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund, and SC Ibbotson Growth Fund will vote separately on Proposals 4(a) through 4(c).

5.	To approve a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund’s shareholders.

Shareholders of Sun Capital Money Market Fund, SC AllianceBernstein International Value Fund, SC BlackRock International Index Fund, and SC BlackRock Large Cap Index Fund will vote separately on Proposal 5.

6.	To approve the reclassification of SC BlackRock Inflation Protected Bond Fund from a “diversified” fund to a “non-diversified” fund.

Shareholders of SC BlackRock Inflation Protected Bond Fund will vote on Proposal 6.

7.	To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

These proposals are being made in connection with an important strategic restructuring of the Trust and the Funds, as described further under “Background” in the enclosed materials.

To the owners (“Owners”) of variable annuity contracts or variable life insurance policies (each, a “variable contract” and collectively, the “variable contracts”) issued by Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) or Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) entitled to give voting instructions in connection with a separate account (each, an “Account” and collectively, the “Accounts”) of Sun Life (U.S.) or Sun Life (N.Y.).

The only record shareholders of the Funds are: (i) the Accounts; and (ii) SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund and SC Ibbotson Growth Fund (collectively, the “SC Ibbotson Funds-of-Funds”), which are owned exclusively by the Accounts. With respect to shares of the Funds that are held by Sun Life (U.S.) and Sun Life (N.Y.) and attributable to variable contracts having contract values allocated to Accounts invested in such shares, Sun Life (U.S.) and Sun Life (N.Y.) hereby solicit, and agree to vote shares of the Funds at the Special Meetings in accordance with, timely instructions received from the Owners of those variable contracts. Sun Capital will cause each of the SC Ibbotson Funds-of-Funds to vote its shares of the Funds in the same proportion as those for which Sun Life (U.S.) and Sun Life (N.Y.) together receive timely instructions from persons entitled to give voting instructions. With respect to Proposals 1 and 3 and the SC Ibbotson Tactical Opportunities Fund, the shares of which are held exclusively by the SC Ibbotson Funds-of-Funds, Sun Capital will cause each of the SC Ibbotson Funds-of-Funds to vote such shares in the same proportion as the SC Ibbotson Funds-of-Fund’s shares are voted in accordance with timely instructions received by Sun Life (U.S.) and Sun Life (N.Y.) with respect to the same proposals.

As a variable contract Owner of record at the close of business on September 4, 2012, you have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to the manner in which shares of a Fund attributable to your variable contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed. In addition, a Proxy Statement for the Funds is attached to this Notice and describes the matters to be voted upon at the Special Meetings or any adjournment(s) thereof.

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The Board, including the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, unanimously recommends that (i) all shareholders vote “FOR”, and all Owners of variable contracts instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote “FOR”, the election of the nominees, the new advisory agreement with MFS for their respective Fund(s), and the amendment to the Trust’s Declaration of Trust; (ii) the shareholders of Sun Capital Global Real Estate Fund, SC BlackRock Inflation Protected Bond Fund, SC BlackRock Small Cap Index Fund, SC Columbia Small Cap Value Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund, SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund, and SC Ibbotson Growth Fund vote “FOR”, and the Owners of variable contracts funded by investments in those Funds instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote “FOR”, the revisions to, and the elimination of, certain fundamental investment restrictions for their respective Fund(s); (iii) the shareholders of Sun Capital Money Market Fund, SC AllianceBernstein International Value Fund, SC BlackRock International Index Fund, and SC BlackRock Large Cap Index Fund vote “FOR”, and the Owners of variable contracts funded by investments in those Funds instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote “FOR”, the approval of the liquidation of their respective Fund(s); and (iv) the shareholders of SC BlackRock Inflation Protected Bond Fund vote “FOR”, and the Owners of variable contracts funded by investments in that Fund instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote “FOR”, the approval of the reclassification of the Fund from a “diversified” fund to a “non-diversified” fund.

Directions to attend the Special Meetings where you may provide voting instructions in person may be obtained by calling 877-408-4717.

Your vote is important. Whether or not you expect to attend the Special Meetings, please follow the steps on the enclosed Voting Instruction Form(s) to provide voting instructions by telephone, through the Internet, or by mail. To be counted, your voting instructions must be received no later than 5:00 p.m. on November 25, 2012.

By order of the Board of Trustees

Maura A. Murphy, Esq.

Secretary

Wellesley, Massachusetts

October 12, 2012

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Sun Capital Advisers Trust

Sun Capital Global Real Estate Fund

Sun Capital Investment Grade Bond Fund®

Sun Capital Money Market Fund®

SCSM AllianceBernstein International Value Fund

SCSM BlackRock Inflation Protected Bond Fund

SCSM BlackRock International Index Fund

SCSM BlackRock Large Cap Index Fund

SCSM BlackRock Small Cap Index Fund

SCSM Columbia Small Cap Value Fund

SCSM Davis Venture Value Fund

SCSM Goldman Sachs Mid Cap Value Fund

SCSM Goldman Sachs Short Duration Fund

SCSM Ibbotson Balanced Fund

SCSM Ibbotson Conservative Fund

SCSM Ibbotson Growth Fund

SCSM Ibbotson Tactical Opportunities Fund

SCSM Invesco Small Cap Growth Fund

SCSM Lord Abbett Growth & Income Fund

SCSM PIMCO High Yield Fund

SCSM PIMCO Total Return Fund

SCSM WMC Blue Chip Mid Cap Fund

SCSM WMC Large Cap Growth Fund

One Sun Life Executive Park

Wellesley Hills, MA 02481

PROXY STATEMENT

SPECIAL MEETINGS OF SHAREHOLDERS

To Be Held November 26, 2012

INTRODUCTION

This Proxy Statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board”) of Sun Capital Advisers Trust (the “Trust”) (i) by the Trust to shareholders of record of the funds listed above (each, a “Fund” and collectively, the “Funds”); and (ii) by Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) or Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) to owners (each, an “Owner” and collectively, the “Owners”) of certain variable annuity contracts and variable life insurance policies (each, a “variable contract” and collectively, the “variable contracts”) issued by Sun Life (U.S.) or Sun Life (N.Y.) and having contract values on the record date allocated to a separate account of Sun Life (U.S.) or Sun Life (N.Y.) (each, an “Account, and collectively, the “Accounts”) invested in a series of shares of the Trust, representing an interest in one or more of the Funds.

This Proxy Statement is being furnished in connection with the solicitation of proxies from record shareholders and of voting instructions from Owners, in each case, for use at the special meetings of shareholders of each of the Trust and the Funds (each, a “Meeting” and collectively, the “Meetings”). The Meetings are to be held on November 26, 2012 at 10:00 a.m. (E.T.) at the offices of the Trust at One Sun Life Executive Park, Wellesley, Massachusetts 02481, for the purposes set forth below and in the accompanying Notice of Special

Meetings of Shareholders. Shareholders of each Fund will meet and vote at the Fund’s Meeting as to the proposals applicable to such Fund. This Proxy Statement and voting instruction form(s) were first mailed to shareholders and Owners on or about October 12, 2012.

The following table identifies the proposals set forth in this Proxy Statement and indicates which Funds and share classes (“Classes”) are affected by each proposal and the page numbers where each proposal appears.

Proposal Number	Proposal Description	Fund(s)	Class(es)	Page Number(s)
1	To elect ten individuals as members of the Board of the Trust.	All Funds (voting together)	All Classes (voting together)	7-17

2	To approve a new advisory agreement with Massachusetts Financial Services Company (“MFS”).	All Funds, other than SC Ibbotson Tactical Opportunities Fund (voting separately)	All Classes of the relevant Fund (voting together)	18-25

3	To approve an amendment to the Trust’s Declaration of Trust.	All Funds (voting together)	All Classes (voting together)	26-28

4(a)	To approve a revised fundamental investment restriction regarding industry concentration.	Sun Capital Global Real Estate Fund, SC BlackRock Inflation Protected Bond Fund, SC BlackRock Small Cap Index Fund, SC Columbia Small Cap Value Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund, SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund, and SC Ibbotson Growth Fund (voting separately)	All Classes of the relevant Fund (voting together)	29-30

4(b)	To approve a revised fundamental investment restriction regarding purchases or sales of real estate and commodities.	Sun Capital Global Real Estate Fund, SC BlackRock Inflation Protected Bond Fund, SC BlackRock Small Cap Index Fund, SC Columbia Small Cap Value Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund, SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund, and SC Ibbotson Growth Fund (voting separately)	All Classes of the relevant Fund (voting together)	30

4(c)	To eliminate the fundamental investment restriction regarding diversification.	Sun Capital Global Real Estate Fund, SC BlackRock Inflation Protected Bond Fund, SC BlackRock Small Cap Index Fund, SC Columbia Small Cap Value Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund, SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund, and SC Ibbotson Growth Fund (voting separately)	All Classes of the relevant Fund (voting together)	31

Proposal Number	Proposal Description	Fund(s)	Class(es)	Page Number(s)
5	To approve a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund’s shareholders.	Sun Capital Money Market Fund, SC AllianceBernstein International Value Fund, SC BlackRock International Index Fund, and SC BlackRock Large Cap Index Fund (voting separately)	All Classes of the relevant Fund (voting together)	32-37

6	To approve the reclassification of SC BlackRock Inflation Protected Bond Fund from a “diversified” fund to a “non-diversified” fund.	SC BlackRock Inflation Protected Bond Fund	All Classes of the SC BlackRock Inflation Protected Bond Fund	38-39

The following table indicates which proposals are applicable to each Fund.

Fund	Proposal Numbers
Sun Capital Global Real Estate Fund	1, 2, 3, 4(a), 4(b), 4(c)
Sun Capital Investment Grade Bond Fund	1, 2, 3
Sun Capital Money Market Fund	1, 2, 3, 5
SC AllianceBernstein International Value Fund	1, 2, 3, 5
SC BlackRock Inflation Protected Bond Fund	1, 2, 3, 4(a), 4(b), 4(c), 6
SC BlackRock International Index Fund	1, 2, 3, 5
SC BlackRock Large Cap Index Fund	1, 2, 3, 5
SC BlackRock Small Cap Index Fund	1, 2, 3, 4(a), 4(b), 4(c)
SC Columbia Small Cap Value Fund	1, 2, 3, 4(a), 4(b), 4(c)
SC Davis Venture Value Fund	1, 2, 3
SC Goldman Sachs Mid Cap Value Fund	1, 2, 3, 4(a), 4(b), 4(c)
SC Goldman Sachs Short Duration Fund	1, 2, 3, 4(a), 4(b), 4(c)
SC Ibbotson Balanced Fund	1, 2, 3, 4(a), 4(b), 4(c)
SC Ibbotson Conservative Fund	1, 2, 3, 4(a), 4(b), 4(c)
SC Ibbotson Growth Fund	1, 2, 3, 4(a), 4(b), 4(c)
SC Ibbotson Tactical Opportunities Fund	1, 3
SC Invesco Small Cap Growth Fund	1, 2, 3
SC Lord Abbett Growth & Income Fund	1, 2, 3
SC PIMCO High Yield Fund	1, 2, 3
SC PIMCO Total Return Fund	1, 2, 3
SC WMC Blue Chip Mid Cap Fund	1, 2, 3
SC WMC Large Cap Growth Fund	1, 2, 3

Background

On December 12, 2011, Sun Life Financial, Inc. (“Sun Life Financial”) (NYSE: SLF), the parent company of Sun Life (U.S.) and Sun Life (N.Y.), announced that Sun Life (U.S.) and Sun Life (N.Y.) would cease new sales of variable contracts effective December 30, 2011. Although Sun Life (U.S.) and Sun Life (N.Y.) will continue to uphold their obligations to Owners in accordance with the terms of their variable contracts, the cessation of sales of new variable contracts is expected to have significant consequences for the Trust and the Funds, as described in more detail below. As a result, the Board has approved, and recommended that shareholders of the Funds approve, and Owners of variable contracts funded by the Funds instruct Sun Life (U.S.) or Sun Life (N.Y.) to approve, a number of proposals designed to address these consequences and to better position the Trust for the future.

Impact on the Trust and Funds

Throughout the Trust’s history, the sole source of new cash flows into the Trust has been the allocation of variable contract values by Owners of Sun Life (U.S.) and Sun Life (N.Y.) variable contracts. The Trust has not offered its shares to other eligible investors such as qualified retirement plans or to separate accounts of unaffiliated insurance companies. Due to tax requirements, the Funds may be offered only to insurance company separate accounts and qualified retirement plans. Accordingly, alternative sources of cash flows are limited to unaffiliated insurance companies and such plans. The Trust’s adviser, Sun Capital Advisers LLC (“Sun Capital”), and principal underwriter, Clarendon Insurance Agency, Inc. (“Clarendon”), currently have no such third party distribution structure in place and do not intend to establish such a structure in the near future. Absent the establishment of, or transfer to, a platform for new distribution to such channels, the assets of the Trust are expected to decline as inflows diminish and outflows occur as a result of the surrender or maturation of the variable contracts. While individual Funds might periodically experience net increases in assets from reallocations of existing variable contract values (by transfers among investment options), the overall trend would be negative cash flows and declining assets.

Negative cash flows and declining assets present a variety of potential negative consequences for the operation of the Funds. Negative cash flows require the Funds’ portfolio managers to liquidate holdings they might otherwise prefer to hold, or to do so at inopportune times or before an investment idea has been able to achieve its expected potential. Likewise, they may cause portfolio managers to refrain from making new investments that have attractive long-term prospects due to the concern that the holding may need to be liquidated well before it can reach that potential. Portfolio managers may also feel the need to hold significant amounts of uninvested cash in order to avoid liquidating investments, which uninvested cash may reduce returns on the overall portfolio. As a Fund becomes smaller, its portfolio managers may also face challenges in achieving desired levels of diversification of holdings and may find it more difficult to negotiate favorable terms with regard to pricing or execution costs for securities transactions. In short, negative cash flows and declining assets may present significant difficulties for the investment management process.

In addition, as assets decrease, Fund expenses are spread over a smaller and smaller asset base, resulting in higher expense ratios, which will adversely affect Fund performance. Smaller assets also reduce revenues to the Fund’s investment adviser and, as applicable, subadviser. Smaller revenues make it difficult for the adviser to ensure the provision of adequate personnel and other resources to support and enhance the Fund’s investment and other operations, including attracting and retaining talented investment, operations, legal, compliance and other personnel. In the case of an adviser such as Sun Capital, which generally serves as a “manager of managers” by selecting and overseeing third party subadvisers for the Funds, declining assets and declining adviser revenues make it more difficult to attract, retain and compensate high quality subadvisers.

Further, in the case of Funds that have not reached the scale necessary to bear their own expenses fully while maintaining competitive expense ratios, Sun Capital has historically waived its advisory fees and subsidized Fund expenses in order to keep expense ratios at competitive levels. In view of the relatively small size of these Funds, and the expected decline in assets of all Funds resulting from the cessation of new sales of Sun Life (U.S.) and Sun Life (N.Y.) variable contracts, Sun Capital has determined, and informed the Board, that the continuation of these waivers and subsidies will not be feasible as assets and advisory fee revenues decline. In that event, shareholders and Owners would have to bear expenses at a relatively high level as Fund assets decrease, and this would likely make each Fund unattractive to shareholders and Owners unless a plan is implemented that would be effective in providing the Funds with positive cash flows to increase asset levels.

Options Considered by Management

In response to the expected challenges described above, management of the Trust and Sun Capital, working with the management of Sun Life Financial, Sun Life (U.S.), and Sun Life (N.Y.), considered a variety of options for the Trust and each Fund with the goal of better positioning the Funds for future investment success and growth and for avoiding the negative consequences that would otherwise be expected to result from the lack of cash flows from new variable contract sales and related declines in assets.

In particular, management sought an approach designed to provide both high quality investment management and asset growth through broader distribution. Ensuring continued high quality investment management involved seeking out a manager with a strong investment record and considerable resources and scale. Positioning the Funds for continued growth through broader distribution involved seeking a distribution platform having considerable existing penetration in the third party insurance and qualified retirement plan markets. As investment performance and asset growth are very closely related, management concluded that finding a platform that was strong in both investment management and distribution was essential to the future success of the Funds and to preserving their utility as underlying investment options for the Owners of Sun Life (U.S.) and Sun Life (N.Y.) variable contracts.

Management considered potential relationships with a variety of variable insurance fund sponsors and received several proposals from such firms, including its affiliate, MFS.

Transfer and Integration Plan with MFS

After considerable exploration of alternatives, management proposed to the Board, and the Board approved, a transition and integration plan whereby management of the Funds would be transferred to MFS, and the Trust would be integrated into the MFS family of funds (the “MFS Funds”).

In addition to being one of the country’s largest and oldest investment managers, with $278.2 billion in assets under management (as of June 30, 2012), MFS is also one of the larger managers of variable insurance funds, with over $36 billion under management in this sector, composed of $16 billion of assets of its own funds and $20 billion in third party funds managed in subadvisory arrangements, each as of June 30, 2012. The MFS Funds include some 38 different variable insurance funds, representing a broad array of investment strategies and styles. The MFS Funds also have a strong independent distribution network, with extensive relationships with third party insurance companies and qualified retirement plans. In fact, of the MFS Funds’ $16 billion in total variable insurance fund assets, only approximately $7 billion is attributable to Sun Life Financial affiliated separate accounts. Through integration with the MFS Funds, it is anticipated that the Trust will benefit from the extensive investment management expertise of MFS, the significant scale of MFS’ investment operations generally and its variable insurance fund complex in particular (which would itself be increased by $6.5 billion under the plan), as well as the strong third party distribution network MFS has developed over many years in this area. It is also anticipated that the integration would result in significant economies and efficiencies for the Funds.

Key Elements of the Plan

Pursuant to this plan, it is proposed that: (i) the current trustees of the MFS Funds (each, a “Trustee Nominee” and collectively, the “Trustee Nominees”) be elected to the Board in place of the current members of the Board (each, a “Current Trustee” and collectively, the “Current Trustees”); (ii) each Fund enter into an investment advisory agreement with MFS and terminate its agreement with Sun Capital and, if applicable, its subadviser; (iii) certain Funds be merged into MFS Funds having similar investment objectives and strategies; and (iv) certain funds be liquidated.

Proposals relating to (i), (ii) and (iv) above are set forth in this Proxy Statement. In addition, certain other proposals contained in this Proxy Statement (relating to an amendment to the Trust’s Declaration of Trust, amendments to certain fundamental investment restrictions, and the reclassification of SC BlackRock Inflation Protected Bond Fund from a “diversified” fund to a “non-diversified” fund), are intended to facilitate the Trust’s integration into the MFS Funds. Proposals relating to the fund mergers referenced in (iii) above are not contained in this Proxy Statement. Instead, these are described in a separate joint proxy statement/prospectus being provided in connection with separate shareholder meetings solely to shareholders of the Funds and Owners having variable contract values allocated to those Funds proposed to be merged.

In connection with the plan it is expected that the officers of the MFS Funds, all of whom other than the Independent Chief Compliance Officer (“ICCO”) and the Assistant ICCO of such funds are affiliated with MFS, would replace the Trust’s current officers, all of whom are affiliated with Sun Capital. It is expected that MFS Fund Distributors, Inc. (“MFD”) would become the Trust’s principal underwriter and MFS Service Center, Inc. (“MFSC”) the Trust’s transfer agent. It is also anticipated that the Trust and the Funds would be operated under the MFS Funds’ policies and procedures. No change is anticipated in the Trust’s auditors or custodian.

In addition, it is expected that the name of (i) the Trust would be changed to “MFS Variable Insurance Trust III,” and (ii) each Fund would be changed to reflect the name of the relevant MFS strategy applicable to the Fund and eliminate “Sun Capital” or “SC” and include “MFS.” It is also expected that the Funds’ names would include the word “Portfolio” rather than “Fund.”

Timeline for Completion of Plan

It is currently anticipated that the implementation of the plan would be completed by December 7, 2012 (the “Effective Date”), subject to approval by shareholders. Completion of implementation by this date would minimize anticipated declines in assets and their related consequences, facilitate an orderly transition among Trust service providers, and avoid imposing on the Trust and Sun Capital a variety of costs that would be incurred if the Trust’s current arrangements remained in effect into 2013.

PROPOSAL 1

TO ELECT THE TRUST’S BOARD OF TRUSTEES

(All Funds, Voting Together)

Introduction

The Trust’s Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board.

Pursuant to the integration plan described in “Background” above, at their meeting held on August 14, 2012 the Current Trustees indicated that they are prepared to resign as of the Effective Date, and proposed the following ten Trustee Nominees for election to serve on the Board in their stead, each to hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal: Robert E. Butler, Maureen R. Goldfarb, David H. Gunning, William R. Gutow, Michael Hegarty, John P. Kavanaugh, Robert J. Manning, J. Dale Sherratt, Laurie J. Thomsen and Robert W. Uek. Each of the Trustee Nominees has consented to serve as a trustee. If elected, Mses. Goldfarb and Thomsen and Messrs. Butler, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt and Uek would be independent trustees, meaning that they are not considered “interested persons” (within the meaning of that term under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds or their investment adviser (each, an “Independent Trustee Nominee” and collectively, the “Independent Trustee Nominees”), and Mr. Manning would be an interested trustee, meaning that he is considered an “interested person” due to his association with MFS and its affiliates (the “Interested Trustee Nominee”). Each of the Trustee Nominees currently serves as a trustee of the MFS Funds. Each Trustee Nominee would be a new member of the Board if elected. On August 13, 2012 the members of the Trust’s Nominating and Governance Committee (described below) nominated the Independent Trustee Nominees to the Board to serve as independent trustees of the Trust. On August 14, 2012 the Board nominated the Trustee Nominees to serve as trustees of the Trust.

Section 16 of the 1940 Act provides that, with limited exceptions, no person shall serve as a director of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose. It is, therefore, necessary to hold a shareholder meeting for the purpose of electing each of the Trustee Nominees to the Board.

The Current Trustees know of no reason why any of the Trustee Nominees will be unable to serve.

Qualifications

Current Trustees

The Current Trustees are Michael P. Castellano, Scott M. Davis, John T. Donnelly, Dawn-Marie Driscoll, Keith R. Fox, Carol A. Kosel, and William N. Searcy, Jr.

An overview of the considerations that have led the Board in the past to conclude that each Current Trustee should so serve, together with certain biographical and other information relating to the Current Trustees, is set forth in Exhibit A.

Trustee Nominees

The Trust’s Nominating and Governance Committee considered and nominated the Independent Trustee Nominees, and recommended each for nomination by the Board. The Board then nominated the Trustee Nominees, each for election as a trustee by the Trust’s shareholders. The following provides an overview of the considerations that led the Board to conclude that each of the Trustee Nominees should be nominated to serve as a trustee of the Trust to replace the Current Trustees in connection with the transition and integration plan described in “Background” above. Certain biographical and other information relating to the Trustee Nominees is set forth in Exhibit B.

The Board requested and reviewed extensive information regarding the Trustee Nominees and their governance practices as trustees of the MFS Funds. In addition, representative members of the Committee conducted an in-person meeting with each Trustee Nominee. The Board considered a number of factors in determining to nominate the Trustee Nominees, including the Trustee Nominees’ current positions as trustees of the MFS Funds, their many years of experience overseeing mutual funds supporting variable products, their extensive knowledge of the MFS organization, their business and professional experience, their reputations in the business community, and the expected cost savings to the Funds of having a common board oversee the Funds and the MFS Funds. The Board also considered, among other factors, the particular attributes described below with respect to the Trustee Nominees:

Robert E. Butler, CPA—Mr. Butler has substantial accounting and compliance consulting experience for clients in the investment management industry. Mr. Butler was a partner at PricewaterhouseCoopers LLP (“PWC”) (including its predecessor firms) for 24 years, and led the firm’s National Regulatory Compliance Consulting Group, specializing in compliance consulting for investment management clients, including mutual funds and investment advisers. During his tenure at PWC, he served for ten years as a consultant to the independent directors/trustees for two major fund groups during their contract deliberation processes. He also conducted branch reviews of insurance broker/dealers selling variable products. Since retiring from PWC, Mr. Butler has worked as a consultant to mutual fund boards and investment advisers on regulatory and compliance matters. He has served as, or assisted, the Independent Compliance Consultant in conjunction with the implementation of Securities and Exchange Commission (“SEC”) market timing orders at three major fund groups. Mr. Butler has served as a trustee of the MFS Funds since 2006.

Maureen R. Goldfarb—Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry. She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc. Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company. She also held various marketing, distribution, and portfolio management positions with other investment management firms. Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute. Ms. Goldfarb has served as a trustee of the MFS Funds since 2009.

David H. Gunning—Mr. Gunning has substantial executive and board experience at publicly-traded and privately-held companies, including past service as the Vice Chairman and a director of Cleveland-Cliffs Inc. (now Cliffs Natural Resources Inc.), a director of Lincoln Electronic Holdings, Inc., and a director of Southwest Gas Corp. He is the former Chairman and Chief Executive Officer of Capitol American Financial Corp. Mr. Gunning is also a former partner and head of the corporate department of Jones Day, a large international law firm. Mr. Gunning has served as a trustee of the MFS Funds since 2004 and as Chairman of the Board of the MFS Funds since 2009.

William R. Gutow—Mr. Gutow is the Vice Chairman of Capitol Entertainment Management Company. He has substantial senior executive experience at a publicly-traded company and various privately held companies as well as board experience at privately held companies and non-profits. Mr. Gutow served as the Senior Vice President of Real Estate and Property Development for Zale Corporation. Mr. Gutow has served as a trustee of the MFS Funds since 1993.

Michael Hegarty—Mr. Hegarty has substantial senior executive and board experience at firms within the financial services industry, as well as board experience at publicly-traded and privately held companies. He served as the Vice Chairman and Chief Operating Officer of AXA Financial and as the President and Chief

Operating Officer of The Equitable Life Assurance Society. Mr. Hegarty also served as Vice Chairman of Chase Manhattan Corporation and Chemical Bank. He is a former director of Alliance Capital Management Corporation, which serves as the general partner of a publicly-traded investment adviser, and a former trustee of investment companies in the EQ Advisers Trust family of funds. Mr. Hegarty has served as a trustee of the MFS Funds since 2004.

John P. Kavanaugh—Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management industry, as well as board experience for other investment company families. Mr. Kavanaugh was the Vice President and Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser. He also served as a trustee for various investment company complexes. Mr. Kavanaugh held research analyst and portfolio management positions with Allmerica Financial and PruCapital, Inc. Mr. Kavanaugh has served as a trustee of the MFS Funds since 2009.

Robert J. Manning—Mr. Manning is Chairman and Chief Executive Officer of MFS and in this capacity heads its board of directors. He has substantial executive and investment management experience, having worked for MFS for 26 years. He also is a member of the board of directors of MFS. Mr. Manning has served as a trustee of the MFS funds since 2004.

J. Dale Sherratt—Mr. Sherratt is the President of Insight Resources and the Managing General Partner of Wellfleet Investments. He was a senior executive at Colgate-Palmolive and the Chief Executive Officer of the Kendall Company in Boston, Massachusetts. Mr. Sherratt has held senior executive positions at various healthcare technology companies, and served on the boards of directors of publicly-traded companies and numerous early stage technology companies. Mr. Sherratt has served as a trustee of the MFS Funds since 1989.

Laurie J. Thomsen—Ms. Thomsen has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies. Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies and served as an Executive Partner of New Profit, Inc., a venture philanthropy firm. Prior to that, she was a General Partner at the venture capital firm, Harbourvest Partners. Ms. Thomsen is a director of The Travelers Companies, Inc. and a trustee of Williams College. She is a former director of Travelers Property Casualty Corp. and New Profit. Ms. Thomsen has served as a trustee of the MFS Funds since 2005.

Robert W. Uek—Mr. Uek has substantial accounting and consulting experience for clients in the investment management industry. Mr. Uek was a partner in the investment management industry group of PWC, and was the chair of the investment management industry group for Coopers & Lybrand. He also has served as a consultant to mutual fund boards. Mr. Uek previously served on the boards of trustees of investment companies in the TT International family of funds and Hillview Capital family of funds. Mr. Uek is a former Chairman of the Independent Directors Council of the Investment Company Institute. Mr. Uek has served as a trustee of the MFS Funds since 2006.

Board Leadership and Committee Structure

Current Structure

The Current Trustees are responsible for the general oversight of the Funds’ affairs and for assuring that the Trust and each Fund are managed in the best interests of the Funds’ shareholders and Owners who allocate contract values to the Funds. The Current Trustees regularly review each Fund’s investment performance as well as the quality of other services provided to each Fund by Sun Capital and its affiliates. At least annually the Current Trustees review and evaluate the fees and operating expenses paid by each Fund for these services. In carrying out these responsibilities, the Current Trustees are assisted by the Trust’s independent registered public accountants, independent counsel and other experts, as appropriate, selected by and responsible to the Current Trustees.

Mr. Castellano, Ms. Driscoll, Mr. Fox, Ms. Kosel and Mr. Searcy are independent trustees, meaning that they are not considered “interested persons” of the Funds or their investment advisers (each, a “Current Independent Trustee” and collectively, the “Current Independent Trustees”), while Mr. Davis and Mr. Donnelly are interested trustees, meaning they are considered “interested persons” of the Funds or their investment advisers (each, a “Current Interested Trustee” and collectively, the “Current Interested Trustees”). The Current Independent Trustees must vote separately to approve all financial arrangements and other agreements with Sun Capital and other affiliated parties. The Current Independent Trustees meet regularly as a group in executive session without representatives of Sun Capital present. Mr. Searcy is currently the Chairman of the Board and presides over meetings of the Board.

The Current Trustees have established the following committees: the Audit Committee, the Valuation Committee, the Dividend Committee, and the Nominating and Governance Committee.

The Audit Committee consists of five members, each of whom is a Current Independent Trustee: Mr. Castellano (Chair), Ms. Driscoll, Mr. Fox, Ms. Kosel and Mr. Searcy. The functions performed by the Audit Committee are to oversee the integrity of the Trust’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting. The Audit Committee also monitors the independence and performance of the Trust’s independent auditors and provides an open avenue of communication among the independent auditors, Trust management and the Board. This Committee held three in-person meetings and one telephonic meeting in the fiscal year ended December 31, 2011.

The Valuation Committee consists of eight members, including all of the Current Independent Trustees. The Valuation Committee members are: Mr. Castellano, Mr. Davis, Mr. Donnelly, Ms. Driscoll, Mr. Fox, Ms. Kosel, Lena Metelitsa (Treasurer of the Trust) and Mr. Searcy. The function of the Valuation Committee is to determine the value of securities held by the Funds in instances where market quotations are not readily available or are considered unreliable. The Valuation Committee held four in-person meetings and one telephonic meeting in the fiscal year ended December 31, 2011.

The Dividend Committee consists of four members: Craig S. Brown, Mr. Donnelly, Ms. Metelitsa, and Susan J. Walsh, each an officer of the Trust. The function of the Dividend Committee is to declare dividends necessary to meet federal income and excise tax requirements. The Dividend Committee held one meeting during the fiscal year ended December 31, 2011.

The Nominating and Governance Committee consists of five members, each of whom is a Current Independent Trustee: Mr. Castellano, Ms. Driscoll (Chair), Mr. Fox, Ms. Kosel and Mr. Searcy. The functions of the Nominating and Governance Committee are: (i) to recommend to the Board candidates to serve as independent trustees; and (ii) to oversee and make recommendations to the Board regarding fund governance-related matters, including but not limited to: Board compensation practices, retirement policies, self-assessments of effectiveness, review of possible conflicts of interest and independence issues involving Trustees, and allocations of assignments and functions of Board committees. The Nominating and Governance Committee held two meetings during the fiscal year ended December 31, 2011.

During the Trust’s fiscal year ended December 31, 2011, the Board held four regularly scheduled meetings, each of which took place over a period of two days. Each of the Current Trustees attended all of the meetings of the Board and all of the meetings of the committees on which he or she served.

Expected Governance Structure If the Trustee Nominees are Elected

If elected, nine of the Trustee Nominees would be independent trustees, and would have similar responsibilities as described above for the Current Independent Trustees. The following is a summary of the governance and committee structure that the Board expects would be put in place if the Trustee Nominees are elected, which structure replicates that of MFS Variable Insurance Trust and MFS Variable Insurance Trust II.

Mr. Gunning, an Independent Trustee Nominee, would serve as Chairman of the Board and preside over meetings of the Board. If the Trustee Nominees are elected, the Trustee Nominees would establish the following committees: an Audit Committee, a Compliance and Governance Committee, a Contracts Review Committee, a Nomination and Compensation Committee, a Portfolio Trading and Marketing Review Committee, a Pricing Committee, and a Services Contracts Committee.

The Audit Committee would consist of four members, each of whom is an Independent Trustee Nominee: Mr. Butler, Mr. Kavanaugh, Ms. Thomsen and Mr. Uek (Chair). The functions performed by the Audit Committee would include overseeing the accounting and auditing procedures of the Funds and, among other duties, considering the selection of the independent accountants for the Funds and the scope of the audit, and considering the effect on the independence of those accountants of any non-audit services such accountants provide to the Funds and any audit or non-audit services such accountants provide to the Funds’ investment adviser and/or certain affiliates. The Committee would also be responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Trust and employees of the Funds’ investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Funds.

The Compliance and Governance Committee would consist of four members, each of whom is an Independent Trustee Nominee: Mr. Butler (Chair), Ms. Goldfarb, Mr. Gutow and Mr. Hegarty. The functions performed by the Compliance and Governance Committee would include overseeing the development and implementation of the Funds’ regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the investment adviser and certain other service providers as they relate to Fund activities. The Funds’ ICCO would assist the Committee in carrying out its responsibilities. In addition, the Committee would advise and make recommendations to the Board on matters concerning trustee practices and recommendations concerning the functions and duties of the committees of the Board.

The Contracts Review Committee would consist of nine members, each of whom is an Independent Trustee Nominee: Mr. Butler, Ms. Goldfarb, Mr. Gunning (Chair), Mr. Gutow, Mr. Hegarty, Mr. Kavanaugh, Mr. Sherratt, Ms. Thomsen, and Mr. Uek. The functions of the Contracts Review Committee would include requesting, reviewing, and considering the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the plan of distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board on these matters.

The Nomination and Compensation Committee would consist of nine members, each of whom is an Independent Trustee Nominee: Mr. Butler, Ms. Goldfarb, Mr. Gunning (Chair), Mr. Gutow, Mr. Hegarty, Mr. Kavanaugh, Mr. Sherratt, Ms. Thomsen, and Mr. Uek. The functions of the Nomination and Compensation Committee would include recommending qualified candidates to the Board in the event that a position is vacated or created. The Committee would consider recommendations by shareholders when a vacancy exists. The Committee would also be responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee would also review and make recommendations to the Board regarding compensation for the non-interested trustees.

The Portfolio Trading and Marketing Review Committee would consist of nine members, each of whom is an Independent Trustee Nominee: Mr. Butler, Ms. Goldfarb, Mr. Gunning, Mr. Gutow, Mr. Hegarty (Chair), Mr. Kavanaugh, Mr. Sherratt, Ms. Thomsen, and Mr. Uek. The functions of the Portfolio Trading and Marketing Review Committee would include overseeing the policies, procedures, and practices of the Funds with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by the Funds’ investment adviser and its affiliates. The Committee would also oversee the lending of portfolio securities, the Trust’s borrowing and lending policies, and the administration of the Funds’ proxy voting policies and procedures by the investment adviser. The Committee would also oversee the policies, procedures, and practices of the applicable Fund service providers with respect to the selection and oversight of the Funds’ counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee would receive reports from the Funds’ investment adviser regarding the policies, procedures, and practices of the investment adviser and its affiliates in connection with their marketing and distribution of shares of the Funds.

The Pricing Committee would consist of four members, each of whom is an Independent Trustee Nominee: Mr. Kavanaugh, Mr. Sherratt, Ms. Thomsen (Chair) and Mr. Uek. The functions of the Pricing Committee would include overseeing the determination of the value of the portfolio securities and other assets held by the Funds and determining or causing to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee would delegate primary responsibility for carrying out these functions to the Funds’ investment adviser and the investment adviser’s internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies would include methodologies to be followed by the investment adviser in determining the fair values of portfolio securities and other assets held by the Funds for which market quotations are not readily available. The Committee would meet periodically with the members of the investment adviser’s internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Funds’ pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee would also exercise the responsibilities of the Board under the amortized cost valuation procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.

The Services Contracts Committee would consist of four members, each of whom is an Independent Trustee Nominee: Ms. Goldfarb, Mr. Gutow, Mr. Hegarty and Mr. Sherratt (Chair). The functions of the Services Contracts Committee would include reviewing and evaluating the contractual arrangements of the Funds relating to transfer agency, administrative services, custody, pricing and bookkeeping services, and making recommendations to the full Board on these matters.

Risk Oversight

Current Risk Oversight Structure

The Trust has retained Sun Capital as each Fund’s investment adviser and State Street Bank and Trust Company (“State Street”) as each Fund’s administrator. Sun Capital is responsible for the day-to-day management of the investment activities of certain Funds and has delegated management of these activities with respect to certain other Funds to a subadviser. Sun Capital and the subadviser, as applicable, are primarily responsible for the management of the risks that arise from the relevant Fund’s investments. Sun Capital is responsible for overseeing the services provided by its personnel and by each subadviser, as applicable, including risk management. Sun Capital is also responsible for overseeing the provision of services by State Street and the Trust’s other service providers, and the Board approves their respective contracts annually.

While risk management is primarily the responsibility of the Trust’s management, as well as certain of the Trust’s service providers, including subadvisers, the Board provides oversight of the services provided by Sun Capital, including risk management and oversight of the services provided by these parties. In the course of providing that oversight, the Board receives a wide range of reports from Sun Capital, State Street and the subadvisers, including reports regarding each Fund’s investment portfolio, the Fund’s compliance with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the portfolio managers of each Fund to receive reports regarding the management of the Fund, including its investment risks. The Board also meets regularly with the Trust’s Chief Compliance Officer (including meetings in executive session) to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures.

The Current Trustees believe that the Board’s leadership structure is appropriate given the roles played by the Trust’s management and the committees of the Board in overseeing the operations of the Trust. The Current Trustees believe that this committee structure allows the Board to focus effectively on the oversight of risk as part of its broader oversight of the Funds’ affairs. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with the Funds’ investment adviser and administrator how it monitors and controls such risks.

Expected Risk Oversight Structure If the Trustee Nominees Are Elected and MFS Becomes the Funds’ Investment Adviser and Administrator

If MFS becomes the Funds’ investment adviser and administrator, MFS would provide the Funds with investment advisory services and would be responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. Employees of MFS would serve as the Funds’ officers, including the Funds’ principal executive officer.

If the Trustee Nominees are elected, the Board would provide oversight of the services provided by MFS and its affiliates, including MFS’ and its affiliates’ risk management activities. In addition, each Committee of the Board would provide oversight of MFS’ and its affiliates’ risk management activities with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees would receive a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board would also meet periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks. The Board and the relevant Committees would meet periodically with MFS’ Chief Enterprise Risk Officer and MFS’ Chief Investment Risk Officer to receive reports on MFS’ and its affiliates’ risk management activities, including their efforts to (i) identify key risks which could adversely affect the Funds or MFS; (ii) implement processes and controls to mitigate such key risks; and (iii) monitor business and market conditions in order to facilitate the processes described in (i) and (ii) above. In addition, the Board and the relevant Committees would oversee risk management activities related to the key risks associated with services provided by various non-affiliated service providers through the receipt of reports prepared by MFS, and, in certain circumstances, through the receipt of reports directly from service providers, such as in the case of the Funds’ auditor, custodian and pricing service providers.

Shareholder Recommendations

Current Procedures

Any nomination of a candidate for election as a trustee must be submitted in compliance with the Trust’s Declaration of Trust, By-Laws, and the Nominating and Governance Committee charter to be considered by the Nominating and Governance Committee. A copy of the Nominating and Governance Committee charter is attached hereto as Exhibit C. In evaluating a nominee recommended by a shareholder, the Nominating and Governance Committee, in addition to the criteria discussed below, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as an independent trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of any Fund that is beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual would or would not be an independent trustee, and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities

Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a trustee, if elected).

In a case where the Trust is holding a meeting of shareholders at which Trustees are to be elected, any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail the proxy statement. Any such submission must also be submitted by such date, and contain such other information, as may be specified in the Trust’s by-laws.

Expected Procedures If the Trustee Nominees Are Elected and MFS Becomes the Funds’ Investment Adviser and Administrator

If the Trustee Nominees are elected and MFS becomes the Funds’ investment adviser and administrator, shareholders wishing thereafter to recommend trustee candidates for consideration by the Compliance and Governance Committee would do so by writing to the Fund’s new secretary at the principal executive office of the Fund: 500 Boylston Street, Boston, MA 02116-3741. Such recommendations would be required to be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as a trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration.

Shareholder Communications

Current Procedures

Shareholders may currently communicate with the Current Trustees as a group or individually. Any such communication should be sent to the Board or an individual trustee via the Secretary of the Trust, c/o Sun Capital Advisers Trust, One Sun Life Executive Park, Sun Code 2335, Wellesley, Massachusetts 02481. The Secretary may determine not to forward any letter to the Current Trustees that does not relate to the business of the Funds.

Expected Procedures If the Trustee Nominees Are Elected and MFS Becomes the Funds’ Investment Adviser and Administrator

If the Trustee Nominees are elected and MFS becomes the Funds’ investment adviser and administrator, shareholders would mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications would be required to (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which they relate and (iii) identify the class and number of shares held by the shareholder. The Trust’s ICCO would be responsible for reviewing all properly submitted shareholder communications. The ICCO would either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the ICCO determined that the communication required more immediate attention, forward the communication to the chair of the Board promptly after receipt. The ICCO would be permitted to, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Fund literature, unit data or financial information). The ICCO would be permitted in such cases to forward the communication to the appropriate party or parties at the Fund’s investment adviser. This process would not apply to (i) any communication from an officer or trustee of the Trust, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to federal securities law, as amended, or any communication made in connection with such a proposal. If elected, the Trustee Nominees would not be required to attend a Fund’s shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned process.

Policies Concerning Board Nominees

Current Policies

The current Nominating and Governance Committee’s charter provides for certain criteria to be used in evaluating candidates to be an independent trustee. In reviewing a potential nominee, the Nominating and Governance Committee considers the following qualifications: (i) the candidate may not be an “interested person” (within the meaning of the 1940 Act) of the Trust, any adviser or subadviser to a Fund, or the Trust’s principal underwriter; (ii) the candidate should have a reputation for adherence to high ethical standards; (iii) the candidate should have demonstrated sufficient business or financial acumen, experience and ability to be capable of exercising sound judgments in matters that relate to the current and long-term objectives of the Funds and should be willing and able to contribute positively to the decision-making process of the Funds; (iv) the candidate should have a commitment to understand the Trust and the Funds and the responsibilities of an independent trustee of an investment company and to regularly attend and participate in meetings of the Board and the Board committees of which the candidate would be a member; (v) the candidate should have the ability to understand the sometimes conflicting interests of various constituencies of the Trust and the Funds and various parties related to the Funds, and to act in the interests of all shareholders; (vi) the candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an independent trustee; and (vii) the candidate should have the capability to serve a number of years before reaching the Trust’s mandatory retirement age, if any, for independent trustees. It is considered desirable that at least one independent trustee be an “audit committee financial expert” (as such term is defined by the SEC) whenever it is reasonably practicable and, accordingly, the Nominating and Governance Committee gives due consideration to the qualifications necessary to be designated as an “audit committee financial expert” in evaluating candidates for nomination. Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis to the extent proscribed by law.

In nominating the Independent Trustee Nominees, the Nominating and Governance Committee concluded that each candidate satisfied the criteria set forth above.

Expected Policies If the Trustee Nominees Are Elected

If the Trustee Nominees are elected, the Nomination and Compensation Committee would be responsible for determining requisite standards or qualifications for nominees to serve as trustees of the Trust. The Trustee Nominees would adopt a written charter for the Nomination and Compensation Committee.

The Nomination and Compensation Committee would require that trustee candidates have a college degree or equivalent business experience, but would not necessarily establish specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a trustee. The Nomination and Compensation Committee would be permitted to take into account a wide variety of factors in considering trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deemed appropriate. While the Committee would not necessarily adopt a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally would consider the manner in which each nominee’s professional experience, expertise in matters that are relevant to the oversight of the Trust (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience (including with respect to gender and ethnicity) are complementary and, as a whole, contribute to the ability of the Board to oversee the Trust. The Nomination and Compensation Committee would be permitted to consider candidates recommended by the Trust’s current trustees, officers or shareholders or by the Funds’ investment adviser or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee would be permitted to, but would not be required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.

The Nomination and Compensation Committee would review and consider nominees recommended by shareholders to serve as a trustee, provided that the recommending shareholder followed the procedure for shareholders to submit nominee candidates under federal securities law and applicable state law, if any. The Nomination and Compensation Committee would have full discretion to reject nominees recommended by shareholders, and there would be no assurance that any such person properly recommended and considered by the Committee would be nominated for election to the Board of the Trust.

Compensation of Trustees

Exhibit D summarizes the compensation for each of the Current Independent Trustees paid by the Trust during each Fund’s most recently completed fiscal year. As the Independent Trustee Nominees held no positions with the Trust, they received no compensation from any Fund during its most recently completed fiscal year. Exhibit D also summarizes the annual compensation expected to be paid by the Trust to the Independent Trustee Nominees if they are elected, which is based on the allocation formula utilized for the MFS Funds, as well as the aggregate compensation paid to the Independent Trustee Nominees by the MFS Funds for service on the MFS Funds’ boards for the fiscal year ended December 31, 2011. Because the expected overall compensation of the Independent Trustee Nominees would be spread over many more investment companies and a much larger asset base than is the compensation of the Current Trustees, the Trust is expected to bear lower expenses associated with the Trustees’ compensation as a result of being integrated into the Board structure of the MFS Funds. Mr. Davis and Mr. Donnelly, as “interested persons” of the Trust do not, and Mr. Manning, if elected as an Interested Trustee Nominee, would not, receive compensation from any of the Funds.

Indemnification and Insurance

The Trust’s Declaration of Trust provides generally that every person who is, or has been, a trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Fund to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof. This indemnity is not available to any Covered Person (i) who is adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (A) by the court or other body approving the settlement; (B) by at least a majority of the trustees who are not “interested persons” of the Trust nor are parties to the matter; (C) by written opinion of independent legal counsel; or (D) by a vote of a majority of the outstanding shares entitled to vote (excluding any outstanding shares owned of record or beneficially by such individual). Pursuant to these provisions, Covered Persons are also entitled to advancement of expenses in connection with the preparation and presentation of a defense in advance of a final disposition of a matter. Each Current Trustee has entered into a written indemnification agreement with the Trust. This undertaking, which extends for a period of ten years after the Effective Date, provides that the Trust will indemnify each of the Current Trustees to the fullest extent permitted by law for all liabilities, costs, expenses and damages relating to, incurred, or resulting from their having served as Trustees of the Trust. This agreement is intended to supplement and clarify the indemnification provisions of the Trust’s Declaration of Trust.

The Current Trustees are also insured under a Directors and Officers/Errors and Omissions (“D&O/E&O”) insurance policy, maintained by and at the shared expense of the Trust (60%) and Sun Capital (40%), which insures the Trust, Sun Capital, and each of their respective trustees/directors and officers against liability and expenses arising from or out of claims, actions or proceedings asserted or threatened against the Trust, Sun Capital, or their trustees/directors and officers in their respective capacities. In addition, the Current Independent Trustees are insured under a separate Independent Directors’ Liability insurance policy (“IDL”), maintained by and at the expense of the Trust, which insures the Current Independent Trustees against liability and expenses, with exceptions, arising out of claims, actions or proceedings asserted or threatened against the Current Independent Trustees in their capacities as independent trustees of the Trust, for claims or amounts that are not covered by the D&O/E&O insurance policy.

In anticipation of their leaving the Board, the Current Trustees approved a prepaid “tail” or “run off” D&O/E&O insurance policy covering the Current Trustees and Sun Capital, and a separate IDL “tail” or “run off” policy covering solely the Current Independent Trustees, in each case with coverage beginning on the Effective Date and continuing until December 7, 2020. The premium for this policy will be paid by MFS.

Security Ownership of Management

Shares of the Funds are offered exclusively through variable contracts and to other Funds. As a result, shares of the Funds cannot be purchased directly by individual investors, including the Current Trustees and the Trustee Nominees. As of September 4, 2012, the Current Trustees, Trustee Nominees and executive officers of the Trust as a group owned none of the outstanding shares of beneficial interest in any of the Funds constituting series of the Trust as of such date.

Officers

Information relating to the current officers of the Trust and the officers expected to be appointed if the Board is elected and MFS becomes the Funds’ investment adviser and administrator is set forth in Exhibit E and Exhibit F to this Proxy Statement, respectively. Officers of the Trust are elected and appointed by the Board of the Trust and hold office until they resign, are removed, or are otherwise disqualified to serve.

Information Concerning the Trust’s Independent Registered Public Accounting Firm

Information concerning Deloitte & Touche LLP (“D&T”), the Trust’s independent registered public accounting firm is set forth in Exhibit G.

Board Recommendation

The Board, including the Current Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR”, and Owners of variable contracts funded by each Fund instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote “FOR”, each of the Trustee Nominees.

PROPOSAL 2

TO APPROVE AN ADVISORY AGREEMENT WITH MFS

(All Funds (Other Than SC Ibbotson Tactical Opportunities Fund), Voting Separately)

Introduction

The Funds’ current investment adviser is Sun Capital, which has served in that capacity for each Fund since the Fund’s inception. Sun Capital is an indirect subsidiary of Sun Life Financial. Pursuant to the integration plan described in “Background” above, it is proposed that Sun Capital be replaced by its affiliate, MFS, as each Fund’s investment adviser, subject to the requisite approval of shareholders of the relevant Fund. To effect this change, shareholders of each Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and MFS (the “MFS Agreement”).

In connection with the proposed change in investment adviser, it is also contemplated that each Fund’s name will be changed to reflect MFS’ role as its investment adviser and, in the case of certain Funds, certain changes in investment strategies will also be implemented. It is expected that the appointment of MFS as investment adviser will not result in a Fund incurring higher “Total Annual Fund Operating Expenses” than is now the case. In the case of SC PIMCO High Yield Fund, Sun Capital Global Real Estate Fund, SC Columbia Small Cap Value Fund and SC BlackRock Small Cap Index Fund, as discussed below, MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), until at least December 31, 2014 such that “Total Annual Fund Operating Expenses” of the Funds do not exceed 0.75%, 0.95%, 1.05% and 0.60%, respectively, of the Funds’ average daily net assets annually for Initial Class shares and 1.00%, 1.20% , 1.30% and 0.85%, respectively, of the Funds’ average daily net assets annually for Service Class shares. In the case of SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund and SC Ibbotson Growth Fund, MFS has agreed in writing to bear the Fund’s expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, investment related expenses, and fees and expenses associated with investments in investment companies and other similar investment vehicles, until at least December 31, 2014 such that “Other Expenses” of each of the Funds do not exceed 0.20% of the Fund’s average daily net assets annually for each class of shares.

The selection of MFS as the Funds’ investment adviser was unanimously approved by the Current Trustees at a meeting held on August 14, 2012, and if also approved by each Fund’s shareholders, would become effective on or before the Effective Date. If Proposal 2 is approved with regard to any Fund, the Fund’s current advisory agreement with Sun Capital and the Fund’s sub-advisory agreement with the firm that serves as its subadviser, if applicable, will be terminated as of the Effective Date.

Information Concerning MFS

MFS, located at 500 Boylston Street, Boston, Massachusetts 02116, and its predecessor organizations have a history of money management dating from 1924 when MFS created the first U.S. mutual fund. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial. Sun Life Financial is a diversified financial services organization located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada. As of June 30, 2012, assets under the management of the MFS organization were approximately $278.2 billion.

Although MFS and Sun Capital are both indirect subsidiaries of Sun Life Financial and thus under common control, they have historically operated independently of each other, including with regard to investment personnel and resources, with the exception of certain arrangements by which each entity has served as a subadviser of one or more funds or other vehicles sponsored by the other. The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of MFS are set forth in Exhibit H. Please see Exhibit B and Exhibit F, respectively, for the expected directors and officers of each Fund who are also directors, officers, or shareholders of MFS.

MFS Single Manager Model vs. Sun Capital’s Manager-of-Managers Model

MFS and Sun Capital have historically used different investment structures to manage their respective funds. With limited exceptions, MFS typically manages its funds internally, using its own personnel, including portfolio managers, analysts and traders, as well as its own information sources, systems, trading desks and other resources. Sun Capital, by contrast, operates as a “manager of managers” to most of its Funds. In this role, Sun Capital selects and oversees subadvisers to which it delegates responsibility for day to day investment management functions, including security analysis and selection and trading (see “Information about the Funds’ Service Providers” below). Sun Capital currently engages the services of subadvisers to provide such portfolio management functions for all of the Funds other than Sun Capital Investment Grade Bond Fund and Sun Capital Money Market Fund, which it manages using its own internal resources. In the case of Sun Capital Global Real Estate Fund, the subadviser to which Sun Capital has delegated responsibility for day to day portfolio management is MFS.

The date of each Fund’s current advisory agreement (each, a “Current Agreement” and collectively, the “Current Agreements”), as well as when it was last submitted to a vote of security holders can be found in Table 1. Each Fund’s Current Agreement was last approved by the Board in November 2011, except for the SC BlackRock International Index Fund’s Current Agreement which was last approved in August 2012.

Approval of MFS Agreement

Shareholders of each of the Funds are being asked to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and MFS. The MFS Agreement was unanimously approved by the Current Trustees, including the Current Independent Trustees, voting in person at a meeting called for that purpose on August 14, 2012.

General Description of MFS Agreement and Current Agreements

The terms of the MFS Agreement are substantially similar to those of the Current Agreements but differ in certain respects summarized below. While the terms of the MFS Agreement would apply to each Fund, each Fund would be subject to its own advisory fee rate or rate structure. Exhibit I sets forth the full text of the MFS Agreement. Table 1 sets forth the current and proposed advisory fee rates or rate structures for each Fund as well as the current total expense ratios of each class of each Fund and certain projected expense ratios assuming the MFS Agreement is approved and implemented as to such Fund. Table 1 also states the fees paid to Sun Capital during the last fiscal year, the fees that would have been paid had the MFS Agreement been in effect, and the difference between the two. In certain cases the advisory fees to be paid to MFS differ from those currently paid to Sun Capital. As noted above, however, it is expected that the appointment of MFS as investment adviser will not result in a Fund incurring higher “Total Annual Fund Operating Expenses” than is now the case. In the case of SC PIMCO High Yield Fund, Sun Capital Global Real Estate Fund, SC Columbia Small Cap Value Fund and SC BlackRock Small Cap Index Fund, MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), until at least December 31, 2014 such that “Total Annual Fund Operating Expenses” of the Funds do not exceed 0.75%, 0.95%, 1.05% and 0.60%, respectively, of the Funds’ average daily net assets annually for Initial Class shares and 1.00%, 1.20% , 1.30% and 0.85%, respectively, of the Funds’ average daily net assets annually for Service Class shares. In the case of SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund and SC Ibbotson Growth Fund, MFS has agreed in writing to bear the Fund’s expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, investment related expenses, and fees and expenses associated with investments in investment companies and other similar investment vehicles, until at least December 31, 2014 such that “Other Expenses” of each of the Funds do not exceed 0.20% of the Fund’s average daily net assets annually for each class of shares. These written expense limitation undertakings are set forth in a written agreement among MFS, MFD and the Trust.

As discussed under “Background” above and “Certain Contingency Plans” below certain Funds are proposed to be liquidated (Proposal 5) or merged into existing MFS Funds. In the case of these Funds the proposed advisory fees and estimated expenses set forth in Table 1 are those that would apply to such Funds commencing on the Effective Date until such liquidation or merger is effected.

General Duties

Under the MFS Agreement, MFS would provide the Funds with investment advisory services. Specifically, MFS would provide each Fund with such investment advice and supervision as the Fund may from time to time consider necessary for the proper supervision of its assets, providing a continuous investment program and determining from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the Fund’s assets shall be held uninvested. MFS’ authority would be subject to the restrictions of the Trust’s Declaration of Trust and By-Laws, to the provisions of the 1940 Act and the regulations and orders thereunder and to the terms of the Fund’s then-current Prospectus and Statement of Additional Information. MFS would also exercise voting and similar rights pertaining to a Fund’s portfolio securities in accordance with MFS’ policies and procedures as presented to the Board of the Trust from time to time.

Sun Capital’s duties under the Current Agreements are substantially similar.

Compensation

For its services to each Fund, MFS would receive an annual investment advisory fee, computed and paid monthly, at the rate(s) specified as to such Fund in Table 1.

Under the Current Agreements, Sun Capital’s investment advisory fees are similarly paid monthly, but are computed on a daily, rather than a monthly basis. The advisory fees and rate(s) payable to Sun Capital by each Fund under the Current Agreements are set forth in Table 1, as are the fees paid to each Fund’s subadviser, as applicable.

Sun Capital paid MFS fees for its services as subadviser of the Sun Capital Global Real Estate Fund, as set forth in Table 1. Additionally, for the fiscal year ended December 31, 2011, the Trust paid Clarendon, the Funds’ principal underwriter and a wholly owned subsidiary of Sun Life (U.S.) and an indirect subsidiary of Sun Life Financial, $12,829,732 pursuant to the Trust’s plan of distribution and service pursuant to Rule 12b-1 under the 1940 Act with respect to its Service Class shares. Clarendon in turn paid all of this amount to Sun Life (U.S.) and Sun Life (N.Y.) in consideration of variable contract sales and servicing. If the new advisory agreement with MFS is approved with respect to a Fund, it is expected that such services would continue to be provided to the Fund pursuant to a new arrangement between the Trust, on behalf of the Fund, and MFD. There were no other material payments by the Funds to Sun Capital, or any affiliated person of Sun Capital, during the last fiscal year of the Fund.

In the case of all Funds, except SC BlackRock Small Cap Index Fund, the proposed advisory fee to be paid under the MFS Agreement is equal to or lower than the contractual advisory fee under the Current Agreement. Although the proposed management fee of 0.40% on all net assets for the SC BlackRock Small Cap Index Fund is higher than the current SC BlackRock Small Cap Index Fund management fee of 0.375% for the first $500 million of net assets, and 0.35% thereafter, MFS has agreed in writing to bear that Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), until at least December 31, 2014 such that “Total Annual Fund Operating Expenses” of the Fund do not exceed 0.60% of the Fund’s average daily net assets annually for Initial Class Shares and 0.85% of the Fund’s average daily net assets annually for Service Class shares. See Table 2 for the SC BlackRock Small Cap Index Fund’s current and pro forma fees and expenses and related examples. In addition, in the case of SC PIMCO High Yield Fund, Sun Capital Global Real Estate Fund and SC Columbia Small Cap Value Fund, MFS has agreed in writing to bear the

Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), until at least December 31, 2014 such that “Total Annual Fund Operating Expenses” of the Funds do not exceed 0.75%, 0.95% and 1.05%, respectively, of the Funds’ average daily net assets annually for Initial Class shares and 1.00%, 1.20% and 1.30%, respectively, of the Funds’ average daily net assets annually for Service Class shares. In the case of SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund and SC Ibbotson Growth Fund, MFS has agreed in writing to bear the Fund’s expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, investment related expenses, and fees and expenses associated with investments in investment companies and other similar investment vehicles, until at least December 31, 2014 such that “Other Expenses” of each of the Funds do not exceed 0.20% of the Fund’s average daily net assets annually for each class of shares.

Expenses Assumed

Under the MFS Agreement, MFS would pay the compensation of the Trust’s officers and of any Trustee who is an employee of MFS. MFS would also furnish at its own expense the investment advisory and administrative services, office space, equipment, clerical personnel, investment advisory facilities, and executive and supervisory personnel necessary for managing each Fund’s investments and to effect its portfolio transactions.

Under the MFS Agreement, the Trust would pay the compensation of the Trustees who are not “interested persons” of the Fund or MFS, as defined in the 1940 Act, and all expenses of each Fund incurred in its operation and offering of shares (other than those assumed by MFS in writing) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar, or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund’s custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits, or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes would be borne by the Fund except to the extent that the Distribution Agreement with MFD would provide that MFD is to pay some or all of such expenses.

Except with respect to the “Unified Fee Funds” (identified below), under the Current Agreements the allocation between Sun Capital and the Trust or Funds of responsibility for expenses is substantially the same as that proposed in the MFS Agreement.

In the case of the Unified Fee Funds, Sun Capital bears the responsibility for substantially all of the expenses of these Funds, but in consideration of an advisory fee that is typically higher than would have been the case otherwise. The Unified Fee Funds’ fee and expense structure is discussed in greater detail below.

Under the terms of both the MFS Agreement and the Current Agreements, expenses of the Funds that are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable.

Unified Fee Funds

(SC BlackRock Inflation Protected Bond Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund, SC Lord Abbett Growth & Income Fund, SC PIMCO High Yield Fund and SC PIMCO Total Return Fund only)

Under the Current Agreements for each of the SC BlackRock Inflation Protected Bond Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund, SC Lord Abbett Growth & Income Fund, SC PIMCO High Yield Fund and SC PIMCO Total Return Fund (each, a “Unified Fee Fund” and collectively, the “Unified Fee Funds”) Sun Capital provides advisory services, administrative services, and all other services necessary for the ordinary operations for the Fund in exchange for a unified management fee. The Current Agreements for these Funds thus require Sun Capital, in addition to providing its standard advisory services, to assume substantially all of the ordinary operating expenses of these Funds. These ordinary operating expenses include the costs of custodial, transfer agency, portfolio accounting, auditing, pricing and appraisal, dividend disbursing and ordinary legal services to the Trust. They do not include brokerage commissions and spreads, any Rule 12b-1 fees or other class expenses, fees and expenses of the independent trustees, Acquired Fund Fees and Expenses (i.e. fees and expenses of funds in which a Unified Fee Fund may invest), taxes and extraordinary expenses. In return for undertaking responsibility for these expenses and incurring the related financial risks inherent in this arrangement, Sun Capital receives under the Current Agreements with the Unified Fee Funds an advisory fee that is higher than it would have been under a more typical expense arrangement. These fees are set forth in Table 1.

Under the MFS Agreement, each of the Unified Fee Funds would become subject to the more typical fee and expense arrangement as discussed above under “Expenses Assumed.”

Term, Termination, Assignment and Amendment

The MFS Agreement would have an initial one-year term and would continue in effect thereafter only if such continuance is specifically approved at least annually by the Board or by a “vote of a majority of the outstanding voting securities” of a Fund and, in either case, by a majority of the Trustees who are not “interested persons” of the Fund or MFS, as defined by the 1940 Act. The MFS Agreement would terminate automatically if it is assigned and would be able to be terminated without penalty by a vote of a majority of the outstanding voting securities of a Fund, or by either party on not more than 60 days’ nor less than 30 days’ written notice. The MFS Agreement would be able to be approved, renewed, amended, or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended, or terminated as to any other Fund in the Trust.

The Current Agreements contain substantially identical provisions as to term, termination, assignment and amendment.

Standard of Care and Liability

The MFS Agreement would provide that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of each Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the MFS Agreement.

The Current Agreements contain substantially similar provisions.

Use of MFS Name and Service or Trademarks

In the MFS Agreement, the Trust would acknowledge that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the property of MFS and its affiliates and that the Trust and each Fund may use the MFS Marks, on a nonexclusive basis, only so long as MFS serves as investment adviser to the Trust and such Fund.

The Current Agreements contain similar terms regarding the use of the names Sun Life and Sun Capital.

General Description of Current Subadvisory Agreements

The following Funds are currently managed by the subadviser indicated next to the Fund’s name:

Fund(s)	Subadviser
SC AllianceBernstein International Value Fund	AllianceBernstein L.P.

SC BlackRock Inflation Protected Bond Fund	BlackRock Financial Management, Inc.

SC BlackRock Large Cap Index Fund, SC BlackRock Small Cap Index Fund, and SC BlackRock International Index Fund	BlackRock Investment Management, LLC

SC Columbia Small Cap Value Fund	Columbia Management Investment Advisers, LLC

SC Davis Venture Value Fund	Davis Selected Advisers, L.P.

SC Goldman Sachs Mid Cap Value Fund and SC Goldman Sachs Short Duration Fund	Goldman Sachs Asset Management, L.P.

SC Ibbotson Conservative Fund, SC Ibbotson Balanced Fund, SC Ibbotson Growth Fund, and SC Ibbotson Tactical Opportunities Fund	Ibbotson Associates, Inc.

SC Invesco Small Cap Growth Fund	Invesco Advisers, Inc.

SC Lord Abbett Growth & Income Fund	Lord, Abbett & Co. LLC

Sun Capital Global Real Estate Fund	MFS

SC PIMCO High Yield Fund and SC PIMCO Total Return Fund	Pacific Investment Management Company LLC

SC WMC Blue Chip Mid Cap Fund and SC WMC Large Cap Growth Fund	Wellington Management Company, LLP

As noted above, if Proposal 2 is approved as to any Fund employing a subadviser, the Subadvisory Agreement with respect to that Fund would be terminated.

Set forth below is a general description of the terms of the various Subadvisory Agreements of those Funds that currently employ subadvisers.

Portfolio management. The Subadvisory Agreements require the subadvisers to manage the investment and reinvestment of the assets of the Funds they subadvise, subject to the supervision of Sun Capital. Under the terms of the Subadvisory Agreements, the subadvisers are authorized to effect portfolio transactions for the Funds they subadvise, using their own discretion and without prior consultation with Sun Capital. The Subadvisers are also required to report periodically to Sun Capital and the Trustees of the Trust.

Term. The Subadvisory Agreements generally provide that they will continue in effect for an initial term of two years, and thereafter for as long as their continuance is approved at least annually by: (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Trustees of the Trust (including a majority of the Independent Trustees) or (ii) the vote of a “majority of the outstanding voting securities” (as that phrase is defined in the 1940 Act) of the Fund that a subadviser subadvises.

Termination. Generally, the Subadvisory Agreements may, upon 60 days’ written notice to the subadviser, be terminated without penalty by the Fund, by the Trustees of the Trust, by vote of a majority of the outstanding voting securities of the Fund, or by Sun Capital. Generally the Subadvisory Agreements may, upon 120 days’ written notice to the Trust and Sun Capital, be terminated without penalty by a Fund’s subadviser. The Subadvisory Agreements terminate automatically in the event of their assignment or upon the termination of the advisory agreement between a Fund that is subadvised and Sun Capital.

Indemnification provisions. The Subadvisory Agreements provide that Sun Capital shall indemnify and hold harmless each subadviser to the fullest extent permitted by law against any loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by each subadviser to the extent resulting, in whole or in part, from: (a) Sun Capital’s willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its duties under the Subadvisory Agreements, and (b) Sun Capital’s breach of any duty or warranty under the Subadvisory Agreements or any inaccuracy of any representation of Sun Capital made under the Subadvisory Agreements. The Subadvisory Agreements also provide, however, that Sun Capital is not obligated to indemnify any subadviser for liability resulting from a subadviser’s own willful misfeasance, bad faith or negligence (or in some cases, gross negligence) in the performance of its duties or reckless disregard of such duties.

The Subadvisory Agreements provide that each subadviser will indemnify and hold harmless Sun Capital, its affiliated persons and each Fund it subadvises (collectively, the “Indemnified Persons”) to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by any Indemnified Person to the extent resulting, in whole or in part, from any of a subadviser’s acts or omissions specified in the Subadvisory Agreements, any breach of any duty or warranty of a subadviser under the Subadvisory Agreements or any inaccuracy of any representation of a subadviser made under the Subadvisory Agreements. The Subadvisory Agreements also provide, however, that each Subadviser is not obligated to indemnify any Indemnified Person for liability resulting from such Indemnified Person’s own willful misfeasance, bad faith, or negligence (or in some cases, gross negligence) in the performance of its duties or reckless disregard of such duties.

Compensation. As compensation for the subadvisers’ services under the Subadvisory Agreements, the subadvisers are entitled to receive from Sun Capital an annual fee, computed daily and paid quarterly in arrears. Sun Capital, not each Fund that is subadvised, is responsible for payment of the subadvisory fee.

Certain Changes in Investment Strategies

(Sun Capital Global Real Estate Fund, SC BlackRock Inflation Protected Bond Fund, SC BlackRock Small Cap Index Fund, SC Columbia Small Cap Value Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund, SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund, and SC Ibbotson Growth Fund only)

As noted above, if the MFS Agreement is implemented, in the case of the above Funds MFS will also implement certain changes in investment strategies currently used by these Funds. A summary comparison of the Funds’ current and anticipated names and investment strategies is set forth in Exhibit J. Following approval of Proposal 2 as to any Fund, certain Funds’ holdings may temporarily differ from those contemplated by their current strategies and policies in connection with the transition to MFS’ management and their proposed strategies.

(Sun Capital Global Real Estate Fund, SC BlackRock Inflation Protected Bond Fund, SC BlackRock Small Cap Index Fund, SC Columbia Small Cap Value Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund only)

As highlighted in Exhibit J, any Fund that has a name that suggests that the Fund focuses its investments in a particular type of investments also has a corresponding policy requiring the Fund to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments of the type suggested by the Fund’s name (a “name policy”). This requirement is imposed by a rule adopted under the 1940 Act. In a number of cases, if Proposal 2 is approved as to a Fund, the strategy that MFS would adopt for that Fund does not have a name policy (because no investment type will be suggested by the Fund’s new name) or has a different but similar name policy. For example, a Fund managed by Sun Capital having the word “mid cap” in its name may adhere to a different definition of “middle capitalization” companies than a similar “mid cap” fund managed by MFS. If Proposal 2 is approved as to a Fund, MFS would manage the Fund in accordance with the name policy, if any, set forth in the anticipated strategies for that Fund described in Exhibit J, rather than the Fund’s current name policy described in Exhibit J.

The elimination or an amendment of a Fund’s name policy does not require shareholder or Owner approval under the 1940 Act or the Trust’s constituent documents (but does require 60 days advance written notice to investors). Nevertheless, approval of Proposal 2 as to a Fund identified above will also be considered to constitute approval of the elimination or amendment, as applicable, of the relevant Fund’s current name policy.

To the extent a Fund has such a policy, such policy is highlighted in bold in Exhibit J, as is any corresponding (but different) policy under the proposed MFS strategy.

Shareholders of the following Funds are being asked to vote on Proposal 2 (approval of the MFS Agreement) despite the fact that they are also being asked to approve Proposal 5 (the liquidation proposal) or a merger proposal in the joint proxy statement/prospectus for the same Fund: Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, SC AllianceBernstein International Value Fund, SC BlackRock International Index Fund, SC BlackRock Large Cap Index Fund, SC Davis Venture Value Fund, SC Invesco Small Cap Growth Fund, SC Lord Abbett Growth & Income Fund, SC PIMCO High Yield Fund, SC PIMCO Total Return Fund, SC WMC Blue Chip Mid Cap Fund and SC WMC Large Cap Growth Fund only. Although the two proposals may appear contradictory, your Proposal 2 vote is requested as part of a series of certain contingency plans designed to ensure continuity of management for the Funds throughout the transition process. For more information, please see the “Certain Contingency Plans” below.

Similar Funds Managed by MFS

For the names, asset sizes and fees (including waivers or reductions) of investment funds managed by MFS in a fashion similar to those of the Funds, see Exhibit K.

Board Considerations.

For a discussion of the factors considered by the Board in approving the MFS Agreement, see Exhibit L.

Board Recommendation

The Board, including the Current Independent Trustees, unanimously recommends that shareholders of each applicable Fund vote “FOR”, and Owners of variable contracts funded by each applicable Fund instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote “FOR”, the MFS Agreement.

PROPOSAL 3

TO APPROVE AN AMENDMENT TO THE TRUST’S DECLARATION OF TRUST

(All Funds, Voting Together)

Introduction

At its August 14, 2012 meeting, the Board, including the Current Independent Trustees, unanimously approved, and the Board recommends that shareholders of the Funds approve, and Owners of variable contracts funded by the Funds instruct Sun Life (U.S.) or Sun Life (N.Y.) to approve, a proposed amendment to the Trust’s Declaration of Trust that would authorize the Trustees, in limited circumstances, to approve a merger or consolidation of a Fund of the Trust with, or the sale of all or substantially all its assets to (each, a “combination”), another mutual fund without a shareholder vote. Currently, these combination transactions require shareholder approval with one very limited exception. That exception is a case in which factors or events are adversely affecting the ability of the Trust or Fund to conduct its business in an economically viable manner causing the Board to conclude that its continued existence is contrary to the best interests of shareholders.

The proposed amendment would give the Board more flexibility and, subject to applicable requirements of the 1940 Act and Delaware Law, broader authority to act with respect to the administration and operation of the Funds. This amendment would not alter in any way the Board’s existing fiduciary obligations to act with due care and in the best interests of shareholders and Owners. Before using any new flexibility that the proposed amendment may afford, the Board must first consider such shareholder and Owner best interests and then act in accordance therewith.

Section 17 of the 1940 Act prohibits or limits certain transactions between affiliated funds. On July 26, 2002, the SEC amended Rule 17a-8 under the 1940 Act, which permits mergers of affiliated funds. This amendment required shareholder approval of such mergers in certain circumstances. Significantly, in adopting this amendment, however, the SEC also provided an exception to this requirement in order to reduce the need for affiliated funds to incur the expense of soliciting proxies when a fund merger does not raise significant issues for shareholders. Specifically, the exception permits the merger of two funds where: (i) there are no material differences between the funds’ fundamental policies (policies that by their terms or under the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities); (ii) there are no material differences between the funds’ advisory contracts with their respective investment advisers, except for the identity of the funds as a party to the contract; (iii) directors of the acquired fund who are not “interested persons” (as defined in the 1940 Act) of the acquired fund and who were elected by its shareholders will constitute a majority of the directors of the acquiring fund who are not “interested persons” of the acquiring fund; and (iv) any distribution fees (as a percentage of a fund’s average net assets) authorized to be paid by the acquiring fund pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are no greater than the distribution fees (as a percentage of a fund’s average net assets) authorized to be paid by the acquired fund pursuant to such a plan. The Rule nevertheless requires a fund board (including a majority of the independent trustees) to determine that any combination is in the best interests of the combining funds and will not dilute the interest of existing shareholders. Shareholders of an acquired affiliated fund would be required to approve a combination if any of the conditions of the exception, as described above, is not met.

Under Delaware law, shareholder approval is not required for fund mergers, consolidation or sales of assets. Shareholder approval nevertheless would be obtained for combinations of affiliated funds when required by Rule 17a-8.

The proposed amendment to the Declaration of Trust, consistent with amended Rule 17a-8, authorizes the Board to approve a merger, consolidation or sale of assets of a Fund without a shareholder action or approval only if permitted by the 1940 Act, Delaware law and any other applicable laws and regulations. The amendment would provide the Trustees with increased flexibility to react more quickly to new developments and changes in competitive and regulatory conditions and, as a consequence, may result in Funds that operate more efficiently and economically. If the amendment is approved, the Board would, as stated above, continue to exercise its fiduciary obligations in approving any combination transaction. The Board would evaluate any and all information reasonably necessary to make its determination and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.

Currently, Article IX, Section 3 of the Trust’s Declaration of Trust permits the Trust or a Fund or a class thereof to reorganize with another investment company but only in the situation in which the Board is able to conclude that its continued separate existence is not in the best interest of shareholders due to factors or events adversely affecting its ability to conduct its business and operations “in an economically viable manner.” The Declaration of Trust provides that such factors or events may include inability to maintain appropriate asset size, changes in laws or regulations or economic developments or trends having an adverse impact on the business or operation of the Trust or Fund.

There may be many instances, however, in which a combination of the Trust or a Fund or a class thereof into another investment company or a Fund or a class thereof may be advantageous to the Trust, or such Fund or class, even if there are no actual concerns regarding its present viability as a separate enterprise or if none of the adverse events or factors of the type described above are considered to be present. In such a circumstance the Board would be unable to make the requisite determination, and an advantageous reorganization could proceed only after incurring the cost of obtaining shareholder approval.

Article IX, Section 4 of the Declaration of Trust separately addresses “reorganizations” such as mergers, consolidations, sales of Fund assets, and incorporation under the laws of Delaware. That section also permits mergers or reorganizations without shareholder approval but only in very limited circumstances such as transactions done to effect a change of the Trust’s or a Fund’s form of organization or domicile or other transactions involving a newly created “shell” entity rather than a combination into an existing entity in order to achieve economies of scale or other advantages. It is proposed that this provision be amended to permit the latter type of combination subject to approval by the Trust’s Board, and without either shareholder approval or the need for a conclusion that the Trust or Fund is not viable as a separate entity as envisioned by the current provision. Specifically, if the proposed amendment is approved by shareholders, Section 4 as so amended will provide as follows (new language is underlined):

Section 4. Reorganization. (a) Notwithstanding anything else herein, to change the Trust’s form or place of organization the Trustees may, without Shareholder approval (unless such approval is required by applicable law), (i) cause the Trust to merge or consolidate with or into one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company under the 1940 Act, or a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, or (iii) cause the Trust to incorporate under the laws of Delaware or any other U.S. jurisdiction. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

(b) Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 4 may effect any amendment to the Declaration or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

(c) The Trustees may create one or more business trusts to which all or, any part of the assets, liabilities, profits or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

(d) Subject to applicable law, the Trust or any Series or Class thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the assets of the Trust (or all or substantially all of the assets allocated or belonging to a particular Series or Class of the Trust) including its good will, upon such terms and conditions and for such consideration when and as authorized (a) by the Trustees without the vote or consent of Shareholders (unless such approval is required by applicable law), (b) at any meeting of Shareholders called for such purpose by a majority shareholder vote of all series of the Trust voting as a single class if the entire Trust is merging, consolidating or disposing of assets, by a majority shareholder vote of the particular Series if the entire Series is merging, consolidating or disposing of assets, or by a majority shareholder vote of a Class if only that Class is merging, consolidating or disposing of assets, or (c) by the written consent, without a meeting, of the holders of Shares representing a majority of the voting power of the outstanding Shares of all Series of the Trust voting as a single Class, or of the particular Series or Class as described above.

Board Recommendation

The Board, including the Current Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR”, and Owners of variable contracts funded by each Fund instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote “FOR”, the amendment to the Trust’s Declaration of Trust.

PROPOSAL 4

TO APPROVE REVISIONS TO OR ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

(Sun Capital Global Real Estate Fund, SC BlackRock Inflation Protected Bond Fund, SC BlackRock Small Cap Index Fund, SC Columbia Small Cap Value Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund, SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund, and SC Ibbotson Growth Fund, Voting Separately)

Introduction

Each Fund has adopted investment policies. Investment policies that can be changed only by a vote of shareholders are considered “fundamental.” The 1940 Act requires certain policies, including those dealing with industry concentration, diversification, borrowing money, underwriting securities of other issuers, purchasing or selling real estate or commodities, making loans and the issuance of senior securities, to be fundamental. The Board may elect to designate other policies as fundamental. The fundamental policies described in Proposals 4(a) through 4(c) are referred to as “investment restrictions” and relate to industry concentration, investments in real estate and commodities, and issuer diversification. Proposal 4 does not apply to the Funds’ current fundamental policies with respect to borrowing money, underwriting securities of other issuers, making loans and the issuance of senior securities.

The amendment to each investment restriction is set forth in a separate proposal below (Proposals 4(a) to 4(c)). Sun Capital has reviewed each of the current investment restrictions and has recommended to the Board that they be either amended and restated or eliminated, as applicable. The primary purpose of the proposed amendments is to conform certain of the investment restrictions that apply to the Funds to the investment restrictions that apply to the MFS Funds, all in conjunction with the integration plan described in “Background” above. Proposals 4(a) and (b) are also related to Proposal 3 above in that, if approved, the amendments to these restrictions would make it less likely that shareholder approval would be required in connection with a merger between one of the Funds and one of the MFS Funds. For example, shareholder approval would be required in connection with such a merger if the Fund’s industry concentration policy or real estate and commodities policies were considered to be materially different than those of the relevant MFS fund.

The proposed amendments are not expected to have any material effect on the manner in which any Fund is managed or on its current investment objective.

At its August 14, 2012 meeting, the Board concluded that the proposed amendments to the investment restrictions are appropriate and would benefit the Funds and their shareholders. The Board, including the Current Independent Trustees, unanimously recommends that shareholders of each Fund approve, and Owners of variable contracts funded by each Fund instruct Sun Life (U.S.) or Sun Life (N.Y.) to approve, the proposed amendments.

If approved by shareholders of a Fund, each amended investment restriction will become effective on the Effective Date. If a proposed amendment is not approved by shareholders of a Fund, the current investment restriction will remain in effect as to that Fund.

Proposal 4(a)—Amended Fundamental Investment Restriction Relating to Industry Concentration

Under the 1940 Act, a fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry is deemed to be “concentrated” in that industry.

The following are the statements of each Fund’s current investment restriction relating to concentration:

A fund may not invest 25% or more of its total assets in securities of issuers in any one industry, except that . . . Sun Capital Global Real Estate Fund invests 25% or more of its total assets in the real estate group of industries. The United States government and its agencies or instrumentalities are not considered industries for purposes of this restriction.

Under the proposed amendment, the restriction with respect to industry concentration will provide as follows:

All Funds except Sun Capital Global Real Estate Fund:

The Fund may not purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

Sun Capital Global Real Estate Fund only:

Sun Capital Global Real Estate Fund will invest at least 25% of its total assets in issuers in the industries in the real estate sector.

By this language, it is proposed that the restriction concerning industry concentration be restated to permit investment in an industry up to the most recently prescribed limits under the 1940 Act and related regulatory interpretations. The proposed investment restriction would also revise the current investment restriction to conform the Funds’ restriction to a format that has become standard for the MFS Funds.

Proposal 4(b)—Amended Fundamental Investment Restriction Relating to Real Estate and Commodities

Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require each Fund to have investment restrictions governing the purchase or sale of real estate and commodities. The 1940 Act does not prohibit an investment company from investing in either real estate or commodities, either directly or indirectly.

The following are the statements of each Fund’s current investment restrictions relating to real estate and commodities:

A fund may not purchase, sell or invest in real estate, but each fund, subject to its other investment policies and restrictions, may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and securities secured by real estate or interests therein, and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund’s ownership of such securities.

A fund may not invest in commodities or commodity futures contracts, excluding transactions in financial derivative contracts, such as: forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps and floors.

Under the proposed amendment, the restriction with respect to purchases or sales of real estate and commodities will provide as follows:

A Fund may purchase or sell real estate or commodities to the extent not prohibited by applicable law.

By this language, it is proposed that the two restrictions concerning purchases or sales of real estate and commodities be restated so that the restrictions are combined into one restriction that more closely matches the corresponding restriction for the MFS Funds.

Proposal 4(c)—Elimination of Fundamental Investment Restriction Relating to Diversification

Section 5(b)(1) of the 1940 Act sets forth the requirements that must be met for an investment company to be diversified. Section 13(a)(1) of the 1940 Act provides that an investment company may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of its outstanding voting securities.

A diversified fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, a diversified fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, a diversified fund may not hold more than 10% of the outstanding voting securities of any one issuer. Under the 1940 Act, these restrictions do not apply to U.S. government securities, securities of other investment companies, cash and cash items.

The following are the statements of each Fund’s current investment restriction relating to diversification:

All funds except SC BlackRock Inflation Protected Bond Fund and Sun Capital Global Real Estate Fund:

A fund may not make investments that are inconsistent with the status of each fund as a diversified fund.

All funds except SC BlackRock Inflation Protected Bond Fund and Sun Capital Global Real Estate Fund:

A fund may not, with respect to 75% of the fund’s assets, invest more than 5% of the fund’s assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (1) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (2) securities of other investment companies.

It is proposed that the restriction regarding diversification be eliminated because it does not differ from the statutory requirements for diversification and is, therefore, unnecessary as a separate restriction.

Board Recommendation

The Board, including the Current Independent Trustees, unanimously recommends that shareholders of each applicable Fund vote “FOR”, and Owners of variable contracts funded by each applicable Fund instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote “FOR”, Proposals 4(a), 4(b) and 4(c).

PROPOSAL 5

TO APPROVE A PLAN OF LIQUIDATION

(Sun Capital Money Market Fund, SC AllianceBernstein International Value Fund, SC BlackRock International Index Fund, and SC BlackRock Large Cap Index Fund, Voting Separately)

Introduction

At its August 14, 2012 meeting, the Board of the Trust approved, and unanimously recommends that shareholders of the following Funds approve, and Owners of variable contracts funded by the following Funds instruct Sun Life (U.S.) or Sun Life (N.Y.) to approve, plans of liquidation (each, a “Plan” and collectively, the “Plans”):

SC AllianceBernstein International Value Fund

SC BlackRock International Index Fund

SC BlackRock Large Cap Index Fund

Sun Capital Money Market Fund

(each, a “Liquidating Fund” and collectively, the “Liquidating Funds”).

Each proposed liquidation, if consummated, would result in: (1) the liabilities (if any) of the relevant Liquidating Fund being paid by the Liquidating Fund, (2) the assets of the Liquidating Fund being sold for cash or permitted to mature, and (3) the conversion of any other assets to cash or cash equivalents, followed by the distribution of the liquidation proceeds to the shareholders of the Liquidating Fund, each in proportion to their share ownership in the Liquidating Fund. After the distribution of the liquidation proceeds, the Trust would wind up each Liquidating Fund’s operations and terminate each Liquidating Fund’s existence. The Liquidating Funds would also be eliminated as allocation options under the Sun Life (U.S.) and Sun Life (N.Y.) variable contracts. Currently the only shareholders of the Liquidating Funds are the Accounts and the SC Ibbotson Funds-of-Funds.

Prior to the proposed liquidations, an Owner may instruct Sun Life (U.S.) or Sun Life (N.Y.) to transfer the Owner’s contract value currently allocated to any of the Funds into other investment options available under the Owner’s variable contract. Any such transfer will be free of any otherwise applicable transfer charge, and that transfer will not count as one of a limited number of transfers permitted during any period. If an Owner does not provide transfer instructions prior to the liquidations, then immediately following the distribution of liquidation proceeds, Sun Life (U.S.) or Sun Life (N.Y.) will reinvest the cash proceeds attributable to the Owner’s variable contract by transferring the proceeds from the subaccounts that held Fund shares to the subaccount that invests in shares of the money market fund option that is available under the Owner’s variable contract (the “Money Market Fund Automatic Reinvestment Option”), which option shall serve as the “default” option for all Owners who do not supply timely transfer instructions. Each Owner should provide Sun Life (U.S.) or Sun Life (N.Y.) with transfer instructions in order that Sun Life (U.S.) or Sun Life (N.Y.) may transfer the Owner’s contract value currently invested in one or more of the Funds to another investment option or options under the Owner’s variable contract. However, Owners having contract values allocated to the Sun Capital Money Market Fund who wish to remain in a money market option may do so by simply doing nothing at all since the Money Market Fund Automatic Reinvestment Option for Owners not submitting instructions with respect to their investment in Sun Capital Money Market Fund is the MFS Money Market Portfolio. Owners should provide transfer instructions by the following methods:

Variable Annuities: If an Owner’s variable contract is a variable annuity, the Owner should call Sun Life (U.S.) or Sun Life (N.Y.) at 877-408-4717 to request more information or to make transfer arrangements.

Individual Variable Universal Life Insurance: If an Owner’s variable contract is an individual variable universal life insurance policy, the Owner should call Sun Life (U.S.) or Sun Life (N.Y.) at 800-700-6554 to request more information or to make transfer arrangements.

Corporate-Owned Variable Universal Life Insurance: If an Owner’s variable contract is a corporate-owned variable universal life insurance policy, the Owner should call Sun Life (U.S.) at 800-432-1102, extension 3995 to request more information or to make transfer arrangements. An Owner should send the Owner’s written transfer request to Sun Life (U.S.) by facsimile to 877-795-5661.

Approval is being sought separately for each Plan from Owners who would be affected by the Plan. If a Plan is approved, the proposed liquidation to which it relates will be carried out even if one or more of the other Plans is not approved.

A form of the Plan is attached to this Proxy Statement as Exhibit M.

Reasons for the Proposed Liquidations

As discussed above under “Background”, Sun Life (U.S.) and Sun Life (N.Y.) have decided to cease new sales of variable contracts. Throughout the Trust’s history, the sole source of new cash flows into the Trust has been the allocation of variable contract values by Owners of Sun Life (U.S.) and Sun Life (N.Y.) variable contracts. The Trust has not offered its shares to other eligible investors such as qualified retirement plans or to separate accounts of unaffiliated insurance companies. Absent the establishment of, or transfer to, a platform for new distribution to such channels, the assets of the Trust are expected to decline as inflows diminish and outflows occur as a result of the surrender or maturation of the variable contracts. While individual Funds might periodically experience net increases in assets from reallocations of existing variable contract values (by transfers among investment options), the overall trend would be negative cash flows and declining assets, with the negative consequences for expenses and investment operations described above. In light of these considerations and other factors discussed below, it is proposed under “Background” that the Liquidating Funds be liquidated.

Sun Capital Money Market Fund. One of the Liquidating Funds, the Sun Capital Money Market Fund, is being proposed for liquidation rather than merger due primarily to considerations of economy, administrative and operational efficiencies, and individual choice for Owners. MFS currently manages the MFS Money Market Portfolio, a variable insurance money market fund which is part of the MFS Funds. This fund invests in substantially the same types of instruments as the Sun Capital Money Market Fund. Because operation of the Sun Capital Money Market Fund alongside a substantially identical and competing money market fund targeted to the same distribution channel was not considered to be in the best interests of Owners, the Trust’s Board determined that the two most feasible alternatives for the Sun Capital Money Market Fund under the transition and integration plan would be either liquidation of the Fund or a merger of the Fund into the MFS Money Market Portfolio. As discussed below, after considering both alternatives, Sun Capital and the Trust’s Board determined that liquidation of this Fund in the manner contemplated by the Plan was the preferable approach.

If the Sun Capital Money Market Fund were to be merged rather than liquidated, the merger transaction would involve a number of additional complexities and costs, due to regulatory and other requirements that do not apply to a liquidation. It would also result in all Owners who, on the merger date, have contract values invested in the Fund, however temporarily, having such values transferred to the MFS Money Market Portfolio. This would be the case regardless of how individual Owners may have instructed Sun Life (U.S.) and Sun Life (N.Y.) to vote on the merger and regardless of these Owner’s longer-term investment preferences.

As contemplated by the Plan, the liquidation of the Sun Capital Money Market Fund would permit Owners an individual choice of investment options while involving less regulatory and operational complexity and cost. Under the Plan, those Owners having contract values allocated to the Sun Capital Money Market Fund who wish to transfer such values to another, longer-term investment option may do so individually by means of the transfer instruction process described above. Likewise, those who wish to remain in a money market option may do so by simply doing nothing at all since the Money Market Fund Automatic Reinvestment Option for Owners not submitting instructions is the MFS Money Market Portfolio. In neither case would the investment preference of other Owners affect an individual Owner’s investment choices or result. The liquidation would eliminate the prospect of redundant money market funds in the same distribution channel and the related inefficiencies, while also allowing those Owners who so choose to retain an allocation to a money market fund. Lastly, unlike in the case of a taxable investment product, the tax deferred nature of variable contracts ensures there will be no tax disadvantage to Owners if the Sun Capital Money Market Fund is liquidated rather than merged.

Given the administrative and operational efficiency and enhanced flexibility for Owners that the Plan provides relative to the cost and complexity of a merger that would dictate the resulting investment option for all Owners, the Trust’s Board and Sun Capital considered the Plan a superior alternative to a merger into another money market fund.

Remaining Liquidating Funds. MFS and Sun Capital have determined that none of the other Liquidating Funds has a suitable MFS Fund counterpart which would make a merger into another MFS fund a feasible option, from the perspective of either investment strategy or fees and expenses, or both. Similarly, MFS and Sun Capital have determined that MFS does not manage any retail funds that are appropriately similar to these Liquidating Funds, in terms of investment strategy or fees and expenses, or both, to warrant recasting these Liquidating Funds as variable products versions that could expect success in attracting investments on the MFS fund platform from qualified retirement plans and separate accounts of insurance companies not affiliated with Sun Life Financial. Further, if Proposal 2 above (appointing MFS as the investment adviser to all of the Funds, other than the SC Ibbotson Tactical Opportunities Fund) is approved with respect to the SC Ibbotson Funds-of-Funds, it is expected that MFS would allocate assets of those SC Ibbotson Funds-of-Funds away from the Liquidating Funds in favor of other investment options, further reducing the Liquidating Funds’ size. In the case of each of the Liquidating Funds other than Sun Capital Money Market Fund, the investments in the Liquidating Fund made by the SC Ibbotson Funds-of-Funds represent substantially all of the Liquidating Fund’s assets. Further, Sun Capital has advised the Board that it is not willing to continue to subsidize the Liquidating Funds’ expenses indefinitely, and particularly as assets decline due to the cessation of sales of new variable contracts by Sun Life (U.S.) and Sun Life (N.Y.). For all of these reasons, Sun Capital recommended and the Board agreed that liquidation and dissolution of these Liquidating Funds represents the most favorable course of action for shareholders.

The net assets, management fee and expense ratio of each Liquidating Fund (both with and without the effect of Sun Capital’s subsidies) as of June 30, 2012, are shown in the following table. Shareholders (and indirectly Owners) pay these fees and expenses. The table does not reflect any insurance or separate account fees and expenses or other charges imposed under the variable contracts. Expenses for the Liquidating Funds are based on their annualized expenses as of June 30, 2012. The table also reflects the percentage of each Liquidating Fund’s assets represented by investments from the SC Ibbotson Funds-of-Funds, which are expected to be withdrawn if Proposal 2 above is approved as to the SC Ibbotson Funds-of-Funds.

Liquidating Fund Net Assets, Annualized Operating Expenses, and SC Ibbotson Funds-of-Funds Share Ownership as of June 30, 2012

	SC ALLIANCE- BERNSTEIN INTERNATIONAL VALUE FUND			SC BLACKROCK INTERNATIONAL INDEX FUND			SC BLACKROCK LARGE CAP INDEX FUND			SUN CAPITAL MONEY MARKET FUND
Net Assets (fund) (millions)		$83.9			$91.0			$158.3			$188.7
Management Fee (fund)		0.63%			0.40%			0.35%			0.50%
Other Expenses (class)	IC SC	0.26 0.51	% %	IC SC	0.55 0.80	% %	IC SC	0.13 0.38	% %	IC SC	0.12 0.37	% %
Total Expenses (class) (Gross)	IC SC	0.89 1.14	% %	IC SC	0.95 1.20	% %	IC SC	0.48 0.73	% %	IC SC	0.62 0.87	% %
(Reimbursement) (class)	IC SC	(0.13 (0.13	%) %)	IC SC	(0.34 (0.34	%) %)	IC SC	(0.00 (0.00	%) %)	IC SC	(0.62 (0.75	%) %)
Total Expenses (class) (Net)	IC SC	0.76 1.01	% %	IC SC	0.61 0.86	% %	IC SC	0.48 0.73	% %	IC SC	0.00 0.12	% %
Net Assets (fund) Represented by SC Ibbotson Funds-of-Funds		94%			91%			77%			0%

Note: “IC” refers to Initial Class shares. “SC” refers to Service Class shares.

Liquidation Plans

Under each Plan, the relevant Liquidating Fund will, by the liquidation date, (1) sell its portfolio securities for cash or permit them to mature and reduce any other assets to cash or cash equivalents, (2) pay any liabilities, and (3) distribute any net investment income in the form of dividends. During the process of implementing the Plan as to any Liquidating Fund, the Liquidating Fund’s holdings will not adhere to the Fund’s investment objectives and policies. The Plans provide that, as of the liquidation date, each Liquidating Fund will: (1) distribute its assets to shareholders by redeeming their shares for cash, (2) wind up its operations, and (3) commence termination of its existence.

Effects on Owners

Owners will not incur any transfer fees or other variable contract charges under the Plans. All expenses related to the solicitation of Owner voting instructions, including the preparation of the Plans and this Proxy Statement, have been or will be paid by MFS. Under each Plan, the expense of liquidating the relevant Liquidating Fund’s investment portfolio, including brokerage commissions, dealer spreads, custody charges and other transaction expenses, will be borne by that Liquidating Fund.

The proposed liquidations will not in any way affect Owners’ rights or the obligations of Sun Life (U.S.) and Sun Life (N.Y.) under the variable contracts except to eliminate the Liquidating Funds as investment options under such contracts. At any time prior to the proposed liquidations, Owners may make one transfer of variable contract value out of any subaccount investing in a Liquidating Fund free of any otherwise applicable transfer charge without that transfer counting as one of a limited number of transfers permitted during any period. If an Owner does not provide transfer instructions prior to a liquidation, then Sun Life (U.S.) or Sun Life (N.Y.) will immediately reinvest liquidation proceeds attributable to that Owner’s variable contract in shares of the Money Market Fund Automatic Reinvestment Option. However, for thirty days following the liquidation, such owners may transfer contract value attributable to the liquidations out of the subaccount investing in the Money Market Fund Automatic Reinvestment Option free of any otherwise applicable transfer charge and without that transfer counting as one of a limited number of transfers permitted during any period.

Furthermore, Sun Life (U.S.) and Sun Life (N.Y.) have been advised by counsel that, if carried out, the proposed liquidations, followed by the transfers of variable contract value to alternative subaccounts of each Account, will not create any federal income tax liability for Owners. Such counsel will deliver to the Trust a written opinion to this effect before the proposed liquidations.

Shortly after the proposed liquidations, Sun Life (U.S.) and Sun Life (N.Y.) will send to those Owners who did not provide transfer instructions and whose contract value consequently was transferred to the Money Market Fund Automatic Reinvestment Option a notice explaining that their contract values have been automatically transferred to the Money Market Fund Automatic Reinvestment Option and again requesting that they provide transfer instructions in the event that they do not want to remain invested in the Money Market Fund Automatic Reinvestment Option.

Further Information

This Proxy Statement sets forth information about the proposed liquidations that an Owner should know before giving voting instructions to approve or disapprove a proposed liquidation. Current prospectuses of the Liquidating Funds have been sent earlier this year to Owners with contract value allocated to the Liquidating Funds. Owners should consult their variable contracts to determine which Money Market Fund Automatic Reinvestment Option is available under their variable contract. Prospectuses for the Money Market Fund Automatic Reinvestment Option and for the other funds available as investment options under an Owner’s variable contract may be obtained by calling 877-408-4717. These prospectuses set forth important information about the other mutual funds that an Owner should know before providing transfer instructions relating to the prospectus for the reinvestment of their contract values currently allocated to a Liquidating Fund. Statements of additional information related to the relevant Money Market Fund Automatic Reinvestment Option and to each of the other funds that are investment options have been filed with the SEC and are available free of charge at www.sec.gov. Additional copies of these prospectuses and statements of additional information may also be obtained without charge by calling 877-408-4717.

Board Evaluation and Approval

The Board considered Sun Capital’s recommendation to liquidate the Liquidating Funds over the course of several meetings, and the Current Independent Trustees held several private meetings with their independent legal counsel to review the proposals. The Board requested and considered extensive information regarding the proposals, including information from Sun Capital regarding the circumstances facing the Liquidating Funds, including each Liquidating Fund’s expenses and limited potential for asset growth.

The Board considered, among other things, the following information:

1. In light of the decision by Sun Life (U.S.) and Sun Life (N.Y.) to cease sales of new variable contracts, the historical source of most of the Liquidating Funds’ cash flows is expected to disappear, and the Liquidating Funds’ assets are expected to decline over time.

2. Neither Sun Capital, nor the Trust’s principal underwriter, has a distribution structure for the sale of the Funds’ shares to third party insurance companies or qualified plans, and it is not expected that either would establish a successful structure in a reasonable period of time.

3. If Proposal 2 above is adopted with respect to the SC Ibbotson Funds-of-Funds, it is expected that MFS will withdraw such Funds’ assets invested in the Liquidating Funds, which, in the case of all the Liquidating Funds other than the Sun Capital Money Market Fund, comprise substantially all of the assets of the Liquidating Funds.

4. Absent the assets represented by the SC Ibbotson Funds-of-Funds, each Liquidating Fund other than the Sun Capital Money Market Fund will not have sufficient assets necessary to achieve effective investment operations.

5. Aside from the Sun Capital Money Market Fund, for each of the other Liquidating Funds there is no suitable MFS Fund merger partner either as a matter of investment compatibility or because such a merger would result in higher costs to shareholders.

6. In the case of the Sun Capital Money Market Fund, liquidation as contemplated by the Plan with the MFS Money Market Portfolio serving as the default option for Owners who do not submit timely instructions was a considered a superior alternative to a merger with such other fund.

7. Under an arrangement with the Trust, Sun Capital is currently waiving its advisory fees and reimbursing each Liquidating Fund for certain ordinary operating expenses of each Liquidating Fund as shown in the above table.

This arrangement has permitted each Liquidating Fund’s annual operating expense ratio to remain competitive in the market since the Liquidating Funds’ commencement of operations. In addition to certain contractual expense limitations, Sun Capital has voluntarily provided additional support to Sun Capital Money Market Fund to prevent this Fund from experiencing a negative yield in the two years ended December 31, 2011. Given the cessation of sales of new variable contracts to provide cash flows into the Liquidating Funds, Sun Capital has advised the Board that it cannot continue to maintain that expense reimbursement policy indefinitely. Absent the proposed liquidation, when the reimbursement policy ends, Owners will bear the entire expense of operating a Liquidating Fund at a time when operating expenses are relatively high and net asset size is decreasing.

8. In connection with the proposed liquidation of the Liquidating Funds, Owners having contract values allocated to the Liquidating Funds will be permitted to make their own decisions regarding reinvestment of such contract values among a variety of alternative investment options offered under their variable contracts through the transfer instruction process.

9. In the opinion of counsel for Sun Life (U.S.) and Sun Life (N.Y.), consummation of the liquidation, followed by the transfers of variable contract value to alternative subaccounts of each Account, will not create any federal income tax liability for Owners of variable contracts.

The Board discussed how best to further shareholders’ and Owners’ interests in light of the foregoing information, including, as noted, consideration of a possible merger of each Liquidating Fund with a fund sponsored by MFS or an unaffiliated party. The Board evaluated the merits of the Plans as one possible response to the circumstances of the Liquidating Funds. The Board concluded that, under all of the facts and circumstances, including the Liquidating Funds’ limited and decreasing asset levels, high and potentially increasing gross expenses, and Owner interest in other investment options rather than the Liquidating Funds, it is in the best interests of each of the Liquidating Funds to liquidate the Liquidating Funds. Furthermore, the Board concluded that, because of the number of different variable contracts through which the Liquidating Funds are offered and because of the variety of mutual funds offered as investment options under the different variable contracts, each Plan, as distinct from a merger into a designated Fund, allows Owners to provide individualized instructions as to the transfer of proceeds of a Liquidating Fund’s liquidation into other investment options available under the variable contracts and to do so without adverse tax consequences to them.

Accordingly, after consideration of the above and such other factors and information it considered relevant, the Board unanimously approved each Plan and voted to recommend that shareholders of each Liquidating Fund approve, and Owners of variable contracts funded by each Liquidating Fund instruct Sun Life (U.S.) or Sun Life (N.Y.) to approve, the Plan.

Board Recommendation

The Board, including the Current Independent Trustees, unanimously recommends that shareholders of each Liquidating Fund vote “FOR”, and Owners of variable contracts funded by each Liquidating Fund instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote “FOR”, the Plan.

PROPOSAL 6

TO APPROVE THE RECLASSIFICATION OF THE SC BLACKROCK INFLATION PROTECTED BOND FUND FROM A “DIVERSIFIED” FUND TO A “NON-DIVERSIFIED” FUND

(SC BlackRock Inflation Protected Bond Fund Only)

Introduction

At its August 14, 2012 meeting, the Board, including the Current Independent Trustees, unanimously approved, and the Board recommends that shareholders of the SC BlackRock Inflation Protected Bond Fund (the “Inflation Protected Fund”) approve, and Owners of variable contracts funded by the Inflation Protected Fund instruct Sun Life (U.S.) or Sun Life (N.Y.) to approve, a proposed change in the classification, or the reclassification, of the Inflation Protected Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined under the 1940 Act (the “Reclassification”). Generally, a fund that is non-diversified may invest a higher percentage of its assets in a smaller number of companies than a diversified fund.

The Inflation Protected Fund was launched in 2008 as a fund that was classified as “non-diversified” under Section 5(b)(1) of the 1940 Act. This was because the subadviser of the Inflation Protected Fund did not expect it would be able to best pursue its investment strategy if it were required to manage the portfolio in a manner that would satisfy the requirements for being a “diversified” fund. In order to be a “diversified” fund, a fund must, with respect to 75% of its total assets, invest no more than 5% of such assets in any one issuer or purchase no more than 10% of the outstanding voting securities of any one issuer. With respect to the remaining 25% of a diversified fund’s total assets, there is no limitation on the amount of assets that may be invested in any one issuer. These restrictions, which do not apply to U.S. government securities or securities of other investment companies, are applied as of the time a fund purchases a security of a particular issuer and are not deemed to be exceeded if securities already owned by a fund increase in value relative to the fund’s other holdings.

Pursuant to Rule 13a-1 under the 1940 Act, a fund that is classified as a non-diversified fund but in fact operates temporarily as a diversified fund may change back to a non-diversified fund unless its portfolio was managed on a diversified basis for three or more years continuously. Once its portfolio has been managed for three years continuously on a diversified basis, however, its classification is deemed to have changed to diversified. Section 13(a)(1) of the 1940 Act requires shareholder approval for a fund to change its classification from diversified to non-diversified fund, even if it obtained its diversified status as a result of the operation of Rule 13a-1.

Sun Capital believes the Inflation Protected Fund’s portfolio may in fact have been operated on a diversified basis continuously for three years. Sun Capital believes, therefore, that the Inflation Protected Fund’s classification may have changed by operation of Rule 13a-1 from “non-diversified” to “diversified.” The Inflation Protected Fund’s more diversified approach was a consequence of the subadviser’s pursuit of the investment opportunities perceived to be attractive by the subadviser, rather than an intentional effort to adhere to the diversification requirements of Section 5(b)(1). Nevertheless, in order to ensure that the Inflation Protected Fund may legally operate as a non-diversified fund in the future, Sun Capital believes it would be prudent to obtain shareholder approval to restore its original non-diversified classification and enable the Inflation Protected Fund’s adviser to experience the flexibility such a characterization provides.

Although this Proposal is not conditioned on the appointment of MFS as adviser to the Inflation Protected Fund, MFS has advised Sun Capital that MFS likewise believes that the Inflation Protected Fund would benefit from the additional investment flexibility permitted by non-diversified classification if MFS were appointed as its adviser.

It should be noted that, even if this Proposal and Proposal 2 are approved, MFS may or may not in fact utilize the additional investment flexibility such restored non-diversified status would permit, and MFS may manage the portfolio on a more diversified basis for particular periods of time based on its assessment of the investment opportunities available, but subject to the operation of Rule 13a-1, as described above.

Because a non-diversified fund may invest more of its assets in the securities of fewer companies than a diversified fund, a particular investment may have a greater effect on a non-diversified fund’s performance and thus, a non-diversified fund may be more exposed to the risks of loss and volatility than a diversified fund.

If this Proposal is approved, the Inflation Protected Fund would nonetheless remain subject to two additional types of diversification requirements, which are imposed under the Internal Revenue Code of 1986, as amended. Specifically, in order continue to qualify as a “regulated investment company,” with respect to 50% of the Inflation Protected Fund’s total assets, the Inflation Protected Fund must not invest more than 5% of its total assets in any one issuer and must not purchase more than 10% of the outstanding voting securities of any one issuer. With respect to the remaining 50% of the Inflation Protected Fund’s total assets, the Inflation Protected Fund must not invest more than 25% of its assets in any one issuer. Investments in U.S. Government securities, shares of investment companies and certain cash items are not subject to these limits.

Separately, in order to continue to be able to serve as a funding vehicle for variable insurance contracts issued by insurance company separate accounts, the Inflation Protected Fund must invest no more than (a) 55% of its total assets in one investment; (b) 70% of its total assets in any two investments; (c) 80% of its total assets in any three investments, and (d) 90% of its total assets in four investments. Under the IRS’s variable insurance contract rules, all securities of the same issuer are considered a single investment, and even U.S. Government securities (including Treasury Inflation Protected Securities) are subject to the limits, although each U.S. government agency or instrumentality may be treated as a separate issuer.

Board Recommendation

The Board, including the Current Independent Trustees, unanimously recommends that shareholders of the SC BlackRock Inflation Protected Bond Fund vote “FOR”, and Owners of variable contacts funded by the SC BlackRock Inflation Protected Bond Fund instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote “FOR”, the reclassification of the SC BlackRock Inflation Protected Bond Fund.

CERTAIN CONTINGENCY PLANS

As discussed in Proposal 2, it is proposed that all Funds (other than SC Ibbotson Tactical Opportunities Fund) approve a new advisory agreement with MFS. If Proposal 2 (approval of the MFS Agreement) is not approved by certain Funds as of the Effective Date, the Board (as composed at that time) will consider what actions are appropriate, including the possible appointment of an interim investment adviser (which may be MFS), retention of Sun Capital or other alternatives. If Proposal 2 is adopted with respect to any of the Funds discussed in Proposal 5 (the liquidating proposal) or Joint Proxy Statement/Prospectus Proposal (the merger proposal) and any applicable liquidating or merger transaction is not approved, MFS and the Board (as comprised at that time) will work together to manage any such Fund for an interim period in accordance with the policies they determine appropriate, until there is adequate time to take further action.

ADDITIONAL INFORMATION

Information about the mutual funds available as investment options under the variable contracts is included in their current prospectuses and statements of additional information and in their semi-annual and annual reports. Copies can be obtained by calling 877-408-4717. Additionally, each record shareholder of the Trust and each Owner has received the Trust’s most recent prospectus dated as of May 1, 2012, semi-annual report to shareholders dated as of June 30, 2012, and annual report dated as of December 31, 2011. To request a copy of the Trust’s prospectus, statement of additional information, semi-annual report or annual report, without charge, please call 877-408-4717 or write to the Secretary of the Trust at One Sun Life Executive Park, Sun Code 2335, Wellesley, Massachusetts 02481.

Sun Life (U.S.), Sun Life (N.Y.) and the Trust know of no other matters to be brought before the Meetings, but should any other matter requiring the vote of shareholders arise, Sun Life (U.S.) or Sun Life (N.Y.) will vote in accordance with their best judgment in the interest of the Trust and the relevant Fund(s).

Shareholder Proposals

Since the Trust does not hold regular meetings of shareholders, it cannot anticipate or provide the date of the next meeting of shareholders. Any shareholder proposal that properly may be included in proxy solicitation materials for a special meeting of shareholders must be received by the Trust a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders or Owners. See “Shareholder Recommendations” and “Shareholder Communications” above for a description of shareholder proposals concerning nominees for the Trust’s Board.

Information about the Funds’ Service Providers

Sun Capital, One Sun Life Executive Park, Wellesley, Massachusetts 02481, currently serves as the investment adviser to the Funds. Sun Capital has engaged the following subadvisers for those Funds specified below:

•	AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105, serves as subadviser to SC AllianceBernstein International Value Fund.

•	BlackRock Financial Management, Inc., 40 E. 52nd Street, New York, New York 10022, serves as subadviser to SC BlackRock Inflation Protected Bond Fund.

•

BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 serves as subadviser to SC BlackRock Large Cap Index Fund, SC BlackRock Small Cap Index Fund, and SC BlackRock International Index Fund.

•	Columbia Management Investment Advisers, LLC, 100 Federal Street, Boston, Massachusetts 02110, serves as subadviser to SC Columbia Small Cap Value Fund.

•	Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, serves as subadviser to SC Davis Venture Value Fund.

•	Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282-2198, serves as subadviser to SC Goldman Sachs Mid Cap Value Fund and SC Goldman Sachs Short Duration Fund.

•

Ibbotson Associates, Inc., 22 W. Washington Street, Chicago, Illinois 60602, serves as subadviser to SC Ibbotson Conservative Fund, SC Ibbotson Balanced Fund, SC Ibbotson Growth Fund, and SC Ibbotson Tactical Opportunities Fund.

•	Invesco Advisers, Inc., 1555 Peachtree St., NE, Atlanta, Georgia 30309, serves as subadviser to SC Invesco Small Cap Growth Fund.

•	Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302, serves as subadviser to SC Lord Abbett Growth & Income Fund.

•	MFS, 500 Boylston Street, Boston, Massachusetts, 02116, serves as subadviser to Sun Capital Global Real Estate Fund.

•	Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660, serves as subadviser to SC PIMCO High Yield Fund and SC PIMCO Total Return Fund.

•	Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, serves as subadviser to SC WMC Blue Chip Mid Cap Fund and SC WMC Large Cap Growth Fund.

State Street, One Lincoln Street, Boston, Massachusetts 02111, currently serves as the Funds’ administrator, transfer agent, and custodian.

Clarendon, One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, currently serves as the Funds’ principal underwriter and general distributor.

D&T, 200 Berkeley Street, Boston, Massachusetts 02116, currently serves as the Funds’ independent registered public accounting firm.

If the new advisory agreement with MFS is approved with respect to a Fund it is expected that: (i) MFS would serve as the Fund’s investment adviser and administrator; (ii) State Street would continue to serve as the Fund’s custodian; (iii) MFSC, P.O. Box 55824, Boston, Massachusetts 02205, would serve as the Fund’s shareholder servicing agent; (iv) MFD, 500 Boylston Street, Boston, Massachusetts 02116, would serve as the Fund’s distributor; and (v) D&T would continue to serve as the Fund’s independent registered public accounting firm.

Persons to be Named as Proxies

The Board has named John T. Donnelly, Lena Metelitsa, and Maura A. Murphy to serve as proxies (with full power of substitution) who are authorized to vote shares of a Fund owned by record shareholders.

Inquiries

Owners of variable contracts may make inquiries by contacting their registered sales representative or by calling 877-408-4717.

Quorum

One-third of the outstanding shares of the Trust that are entitled to vote will be considered a quorum for the transaction of business at the Meetings, except that (i) one-third of the outstanding shares of a Proposal 2 Fund will be considered a quorum for the transaction of business at the Fund’s Meeting with respect to Proposal 2; (ii) one-third of the outstanding shares of a Proposal 4 Fund will be considered a quorum for the transaction of business at the Fund’s Meeting with respect to Proposal 4; (iii) one-third of the outstanding shares of a Proposal 5 Fund will be considered a quorum for the transaction of business at the Fund’s Meeting with respect to Proposal 5; and (iv) one-third of the outstanding shares of SC BlackRock Inflation Protected Bond Fund will be considered a quorum for the transaction of business at the Fund’s Meeting with respect to Proposal 6.

General Voting Information

This Proxy Statement is being furnished on behalf of the Board in connection with the solicitation (i) of proxies from record shareholders of each Fund; and (ii) by Sun Life (U.S.) and Sun Life (N.Y.) of voting instructions from Owners indirectly invested in each Fund, in each case, in connection with the Meetings to be held on November 26, 2012. The Board has called the Meetings to consider the matters indicated on the cover page of this Proxy Statement.

The only record shareholders of the Funds are (i) the Accounts and (ii) the SC Ibbotson Funds-of-Funds. Each of Sun Life (U.S.) and Sun Life (N.Y.) is an insurance company subsidiary of Sun Life Financial, a publicly traded company with common shares listed on the New York, Toronto and Philippine stock exchanges.

At the Meetings, Sun Life (U.S.) and Sun Life (N.Y.) will vote each Fund’s shares attributable to the variable contracts funded through the Accounts in accordance with instructions timely received from the Owners of such variable contracts. Owners have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to the voting of that number of shares (and fractional shares) of each Fund attributable to their variable contracts on the record date. Sun Life (U.S.) and Sun Life (N.Y.) will vote shares attributable to variable contracts as to which no voting instructions are received in the same proportions as those for which instructions are timely received. If a Voting Instruction Form is received that does not specify a choice, Sun Life (U.S.) or Sun Life (N.Y.) will consider its timely receipt as an instruction to vote in favor of the proposal to which it relates.

Sun Capital will cause each of the SC Ibbotson Funds-of-Funds to vote its shares of the Funds in the same proportion as those for which Sun Life (U.S.) and Sun Life (N.Y.) together receive timely instructions from persons entitled to give voting instructions. With respect to Proposals 1 and 3 and the SC Ibbotson Tactical Opportunities Fund, the shares of which are held exclusively by the SC Ibbotson Funds-of-Funds, Sun Capital will cause each of the SC Ibbotson Funds-of-Funds to vote such shares in the same proportion as the SC Ibbotson Funds-of-Fund’s shares are voted in accordance with timely instructions received by Sun Life (U.S.) and Sun Life (N.Y.) with respect to the same proposals.

The Board has fixed September 4, 2012 as the record date for the determination of shareholders entitled to notice of and to vote at the Meetings. As of September 4, 2012, there were outstanding 1,077,743,676.188 shares representing an interest in the Trust, and each Fund had the number of shares outstanding listed in Table 3.

None of the Trustees or executive officers of the Trust beneficially owns, directly or indirectly, any shares of the Trust. Based on information provided by Sun Life (U.S.) and Sun Life (N.Y.), there are no record shareholders that own more than 5% of the outstanding shares of any class of any Fund of the Trust other than Sun Life (U.S.), Sun Life (N.Y.), and the SC Ibbotson Funds-of-Funds. Information about the record shareholders’ ownership of the Funds is set forth in Table 4.

Unless an Owner attends a Meeting to give voting instructions in person, Sun Life (U.S.) or Sun Life (N.Y.) must receive an Owner’s properly executed voting instruction form at Proxy Tabulator, P.O. Box 9043,

Smithtown, NY 11787-9833, or telephone or internet instructions by 5:00 p.m. (E.T.) on November 25, 2012, in order for the Owner’s voting instructions to be considered present and to be voted. Owners may revoke or revise previously given voting instructions in person at a Meeting or by providing the Proxy Tabulator with a new properly executed voting instruction form or telephone or internet instructions by 5:00 p.m. (E.T.) on November 25, 2012.

Unless a record shareholder attends a Meeting to vote in person, the Trust must receive a record shareholder’s properly executed proxy at Proxy Tabulator, P.O. Box 9043, Smithtown, NY 11787-9833 or telephone or internet instructions by 5:00 PM (E.T.) on November 25, 2012, in order for such record shareholder’s shares to be considered present and to be voted. Record shareholders may revoke or revise a previously given proxy in person at a Meeting or by providing the Proxy Tabulator with a new properly executed proxy or telephone or internet instructions by 5:00 p.m. (E.T.) on November 25, 2012.

The Trust is a statutory trust that was organized under Delaware law on July 13, 1998, and is registered with the SEC as an open-end management investment company under the 1940 Act. The Trust issues twenty-two series of shares, each series representing a fractional undivided interest in a particular investment portfolio, each of which has a different investment objective and different investment policies. Each share of beneficial interest is entitled to one vote. Fractional shares are entitled to a proportionate fractional vote, which will be counted.

All holders of a Fund’s Initial and Service Class shares vote together as a single class with respect to each proposal. As none of the proposals are contingent upon the approval of another proposal, if shareholders approve a proposal, then the proposal will take effect.

To be approved with respect to a particular Fund, each proposal, other than Proposals 1 and 3, must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

With respect to Proposal 1, the proposed election of the Board, an affirmative vote of the holders of a plurality of the Trust’s outstanding shares at the close of business on the record date, provided that at least one-third of the outstanding shares of the Trust are present at the Meeting, is required to elect each Nominee. To achieve the required plurality, each Nominee must receive more votes “FOR” election than any competing nominee for the same Board seat. No competing nominee or slate of nominees has been nominated for consideration at the Meetings. Accordingly, it is expected that the Nominees identified in Proposal 1 will be elected. With respect to Proposal 3, the proposed amendment to the Trust’s Declaration of Trust, an affirmative vote of the holders of a majority of the outstanding voting securities of the Trust is required to approve the amendment.

Shares that receive a voting instruction to “withhold” for one or more Nominees on Proposal 1 or “abstain” on a proposal other than Proposal 1 will be treated as shares that are present and entitled to vote for purposes of determining whether the number of shares that are present and entitled to vote with respect to each proposal represents a quorum, but will not be counted as votes for purposes of determining whether a Nominee has been elected under Proposal 1 or a proposal other than Proposal 1 has passed.

Adjournment for Insufficient Instructions

With respect to each proposal, neither the SEC nor Sun Life (U.S.) or Sun Life (N.Y.) requires any specific minimum percentage of Owners to provide voting instructions for Sun Life (U.S.) or Sun Life (N.Y.) to be able to vote shares attributable to such Owners’ variable contracts. Furthermore, the SC Ibbotson Funds-of-Funds will vote their shares of the Funds, directly or indirectly, in proportion to the instructions received from Owners.

Therefore, the instructions of a small number of Owners could determine the outcome of the shareholder vote on a proposal. Shareholders present at a Meeting may adjourn the Meeting with respect to one or more proposals for various reasons including the following: (i) fewer than one-third of the outstanding shares of the Trust or a Fund, as applicable, are present at the Meeting; or (ii) insufficient votes are cast in favor of a proposal to approve the proposal. Adjourned Meetings may be held within a reasonable time after the date originally set for the Meetings without further notice to shareholders or Owners.

Solicitation Expenses

MFS will bear the expenses of soliciting voting instructions with respect to all of the Meetings. The solicitation of instructions will be made primarily by mail but may include (without cost to the Trust), telephone, telegraphic or oral communications by Computershare Fund Services, a proxy solicitor employed by the Trust (at the expense of MFS) or by the employees of Sun Capital or its affiliates. The costs of the solicitation are expected to be $285,000, including approximately $20,000 in fees relating to direct solicitation.

Maura A. Murphy, Esq.

Secretary

Exhibit A: Information Pertaining To Current Trustees

The following provides an overview of the considerations that have led the Board in the past to conclude that each Current Trustee should so serve.

The Current Trustees joined the Board at different points in time since 1998. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to attend and actively participate in meetings, and to work effectively with the other members of the Board; and (iii) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

Michael P. Castellano—Mr. Castellano’s professional training and experience as Corporate Controller of two major financial services companies, his related accounting and financial expertise, and his experience as a director on other corporate boards. In addition, Mr. Castellano has served as a trustee of the Trust since 2005, has been the Trust’s designated “audit committee financial expert” since 2005, and has served as Audit Committee chair since 2006.

Scott M. Davis—Mr. Davis’s professional training and experience as an attorney, and his experience as a senior executive of Sun Life Financial, including his knowledge of Sun Life Financial companies, such as Sun Life (U.S.) and Sun Life (N.Y.), and his current service as General Counsel for Sun Life Financial’s U.S. operations. Mr. Davis became a trustee of the Trust in 2011.

John T. Donnelly—Mr. Donnelly’s experience as a senior executive in various parts of Sun Life Financial, including Sun Capital, which is the investment adviser to each Fund of the Trust, his knowledge of Sun Life Financial companies, such as Sun Life (U.S.) and Sun Life (N.Y.), his former service as a portfolio manager of a fund of the Trust and his current service as President and Chief Executive Officer of the Trust and President of Sun Capital. In addition, Mr. Donnelly has served as a trustee of the Trust since 2009.

Dawn-Marie Driscoll—Ms. Driscoll’s professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute, and her experience as a director of another substantial mutual fund complex since 1987. In addition, Ms. Driscoll has served as a trustee of the Trust since 2007, and as Nominating and Governance Committee chair since 2008.

Keith R. Fox—Mr. Fox’s experience as a professional investor and manager of private investment funds, which includes significant experience as a director or equivalent of both public and private operating companies and service on the audit committees of a number of those companies, and his experience as a director and audit committee chair of another substantial mutual fund complex since 1996. Mr. Fox holds the Chartered Financial Analyst designation. Mr. Fox became a trustee of the Trust in 2011.

Carol A. Kosel—Ms. Kosel’s professional training and experience as a certified public accountant, her experience as head of fund administration and fund treasurer for another substantial mutual fund complex, her experience as a director of that mutual fund complex from 2008 to 2010 and her experience as a consultant to the directors of that mutual fund complex from 2005 to 2007. Ms. Kosel became a trustee of the Trust in 2011.

William N. Searcy, Jr.—Mr. Searcy’s experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions, and his experience as a director of another substantial mutual fund complex since 1993. In addition, Mr. Searcy has served as a trustee of the Trust since 1998, and as Independent Chairman since 2005.

Table A1. Current Independent Trustees. Certain biographical and other information relating to each Current Independent Trustee is set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Michael P. Castellano c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1941 Trustee	Trustee since February, 2005.	Retired.	22	None.

Dawn-Marie Driscoll c/o Sun Capital Advisers Trust; One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1946 Trustee	Trustee since June, 2007.	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute; Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute.	22	Trustee, DWS Funds Board (119 mutual funds) since 1987. Director, ICI Mutual since 2007.

Keith R. Fox c/o Sun Capital Advisers Trust; One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1954 Trustee Nominee	Trustee since April, 2011.	Managing General Partner, Exeter Capital Partners (a series of private investment funds).	22	Directorships: Progressive International Corporation (kitchen goods importer and distributor) since 2000; Box Top Media Inc. (advertising) since 2006; The Kennel Shop (retailer) since 2007. Trustee, DWS Funds Board (119 mutual funds) since 1996.

[1]

A Trustee serves until his successor is elected or the Trust terminates; except that: (a) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation, (b) any Trustee may be removed with or without cause by a written instrument signed by at least a majority of the then Trustees, specifying the effective date of removal, (c) any Trustee who requests to be retired, or who is declared bankrupt or has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement, and (d) any Trustee may be removed by at least a two-thirds vote of the outstanding shares of shareholders at any meeting of the shareholders.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Carol A. Kosel c/o Sun Capital Advisers Trust; One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1963 Trustee Nominee	Trustee since April, 2011.	Former Trustee to the Evergreen Funds; Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President and Head of Fund Administration, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund; Former Senior Manager, KPMG, LLC.	22	None.

William N. Searcy, Jr. c/o Sun Capital Advisers Trust; One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1946 Trustee, Chairman of the Board	Trustee since October, 1998; Chairman since 2005.	Private Investor.	22	Trustee, DWS Funds Board (119 mutual funds) since 1993.

[1]

A Trustee serves until his successor is elected or the Trust terminates; except that: (a) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation, (b) any Trustee may be removed with or without cause by a written instrument signed by at least a majority of the then Trustees, specifying the effective date of removal, (c) any Trustee who requests to be retired, or who is declared bankrupt or has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement, and (d) any Trustee may be removed by at least a two-thirds vote of the outstanding shares of shareholders at any meeting of the shareholders.

Table A2. Current Interested Trustees. Certain biographical and other information relating to each Current Interested Trustee is set forth below.

Name, Address and Age[1]	Position(s) Held with the Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Scott M. Davis* c/o Sun Capital Advisers Trust; One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1963 Trustee Nominee	Trustee since April, 2011.	Senior Vice President and General Counsel for Sun Life Financial’s U.S. Operations since 2007. Vice President and General Counsel for Sun Life Financial’s U.S. Operations, 2004-2007. Associated with Sun Life Financial since 1995.	22	Director, Clarendon Insurance Agency, Inc. since 2006. Director, Sun Life Assurance Company of Canada (U.S.) since 2004. Director, Sun Life Insurance and Annuity Company of New York since 2004. Director of numerous other Sun Life Financial affiliated entities since 2004.

John T. Donnelly* c/o Sun Capital Advisers Trust; One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1958 President, Chief Executive Officer and Trustee	President, Chief Executive Officer and Trustee since May, 2009.	President and Manager, Sun Capital Advisers LLC since 2009. Senior Managing Director, Investment Operations for Sun Life Assurance Company of Canada (U.S.) since 2005. Associated with Sun Life Financial since 1981.	22	Director, Sun Life Insurance and Annuity Company of New York since 2008. Director, Crosspointe Shops I & II since 2009. Director of numerous other Sun Life Financial affiliated entities since 2005.

*	An interested person of the Funds for purposes of Section 2(a)(19) of the 1940 Act as a result of such person’s employment with Sun Capital or its affiliates.
[1]

A Trustee serves until his successor is elected or the Trust terminates; except that: (a) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation, (b) any Trustee may be removed with or without cause by a written instrument signed by at least a majority of the then Trustees, specifying the effective date of removal, (c) any Trustee who requests to be retired, or who is declared bankrupt or has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement, and (d) any Trustee may be removed by at least a two-thirds vote of the outstanding shares of shareholders at any meeting of the shareholders.

Exhibit B: Information Pertaining To Trustee Nominees

Table B1. Independent Trustee Nominees. Certain biographical and other information relating to each Independent Trustee Nominee is set forth below.

Name, Address and Age	Position(s) To Be Held with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Trustee Nominee Would Oversee if Elected	Other Trusteeships/ Directorships Held by Trustee Nominee†
David H. Gunning 500 Boylston Street, Boston, Massachusetts 02116 Born 1942	Trustee and Chair of Trustees	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	153*	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008).

Robert E. Butler 500 Boylston Street, Boston, Massachusetts 02116 Born 1941	Trustee	Consultant—investment company industry regulatory and compliance matters	153*	None.

Maureen R. Goldfarb 500 Boylston Street, Boston, Massachusetts 02116 Born 1955	Trustee	Private investor	153*	None.

*	Each Independent Trustee Nominee currently serves on the boards of investment companies consisting of 131 different MFS mutual funds. If elected to the Trust Board, the Independent Trustee Nominees would also oversee the Funds of the Trust.
†	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”) and registered investment companies other than those referenced in the column to the left.

Name, Address and Age	Position(s) To Be Held with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Trustee Nominee Would Oversee if Elected	Other Trusteeships/ Directorships Held by Trustee Nominee†
William R. Gutow 500 Boylston Street, Boston, Massachusetts 02116 Born 1941	Trustee	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	153*	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010).

Michael Hegarty 500 Boylston Street, Boston, Massachusetts 02116 Born 1944	Trustee	Private investor	153*	None.

John P. Kavanaugh 500 Boylston Street, Boston, Massachusetts 02116 Born 1954	Trustee	Private investor	153*	None.

J. Dale Sherratt 500 Boylston Street, Boston, Massachusetts 02116 Born 1938	Trustee	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	153*	None.

Laurie J. Thomsen 500 Boylston Street, Boston, Massachusetts 02116 Born 1957	Trustee	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	153*	The Travelers Companies (insurance), Director.

Robert W. Uek 500 Boylston Street, Boston, Massachusetts 02116 Born 1941	Trustee	Consultant to investment company industry	153*	None.

*	Each Independent Trustee Nominee currently serves on the boards of investment companies consisting of 131 different MFS mutual funds. If elected to the Trust Board, the Independent Trustee Nominees would also oversee the Funds of the Trust.
†	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”) and registered investment companies other than those referenced in the column to the left.

Table B2. Interested Trustee Nominee. Certain biographical and other information relating to the Interested Trustee Nominee is set forth below.

Name and Age	Position To Be Held with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Trustee Nominee Would Oversee if Elected	Other Trusteeships/ Directorships Held by Trustee Nominee During Past Five Years†
Robert J. Manning# Born 1963	Trustee	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	153*	None.

#	If elected, Mr. Manning would be an interested person of the Funds for purposes of Section 2(a)(19) of the 1940 Act as a result of such person’s employment with MFS or its affiliates.
†	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”) and registered investment companies other than those referenced in the column to the left. column to the left.
*	Mr. Manning currently serves on the boards of investment companies consisting of 131 different MFS mutual funds. If elected to the Trust Board, Mr. Manning would also oversee the Funds of the Trust.

Exhibit C: Nominating and Governance Committee Charter

Sun Capital Advisers Trust

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I. FUNCTION

The functions of the Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of Sun Capital Advisers Trust (the “Trust”) are to:

•	Recommend persons for membership on the Board as Independent Trustees (as defined below), including recommendations of any general qualification standards for evaluation of such persons;

•

Evaluate the qualifications of any person recommended by shareholders, other Trustees or any other person to serve on the Board as Independent Trustees (as defined below) and make recommendations regarding the same to the Board;

•	Make recommendations to the Board regarding the size and composition of the Board;

•	Monitor any conflicts involving Independent Trustees;

•	Review matters relating to the compensation of Independent Trustees annually or with such other frequency as the Committee may determine and recommend changes, as appropriate, to the Board;

•	Review and make recommendations with respect to other Board policies, including any retirement, travel, continuing education or other policies as the Board may adopt from time to time;

•	Coordinate the Board’s annual evaluation of the performance of the Board and its committees;

•

Review matters related to the engagement of counsel for the Trust and counsel for the Independent Trustees and make recommendations regarding the same to the Board and Independent Trustees, respectively; and

•	Perform any other functions consistent with this Charter as the Committee or the Board deems necessary or appropriate.

The Committee performs these functions to assist the Board and the Independent Trustees in carrying out their fiduciary responsibilities and the requirements of the Investment Company Act of 1940 and the rules thereunder, as amended (the “1940 Act”) with respect to the selection, nomination and composition of members of the Board and its committees.

II. INDEPENDENT TRUSTEE CANDIDATES RECOMMENDED BY THE COMMITTEE

The nomination by the Committee of any person to serve on the Board as an Independent Trustee shall initially be submitted for action by the Independent Trustees and then, if approved, by the entire Board. Nomination of any person to serve on the Board other than as an Independent Trustee shall be made by the entire Board.

The Committee shall have the authority to retain and terminate any search firm to be used to identify Independent Trustee candidates, including authority to approve the search firm’s fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Trust to pay the compensation of any search firm engaged by the Committee.

The Committee will make nominations for the appointment or election of Independent Trustees in accordance with the “Statement of Policy on Criteria for Selecting Independent Trustees” attached hereto as Annex A.

III. INDEPENDENT TRUSTEE CANDIDATES RECOMMENDED BY SHAREHOLDERS

The Committee will consider Independent Trustee candidates recommended by shareholders of any series of the Trust (each, a “Fund” and collectively, the “Funds”). Any recommendation should be submitted in writing to the Secretary of the Trust, c/o Sun Capital Advisers Trust, One Sun Life Executive Park, Wellesley Hills, MA 02481.

Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as an Independent Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of any Fund that is beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)).

In a case where the Trust is holding a meeting of shareholders at which Trustees are to be elected, any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail the proxy statement. Any such submission must also be submitted by such date and contain such other information as may be specified in the Trust’s By-laws.

IV. DUTIES AND EVALUATIONS OF EFFECTIVENESS OF THE BOARD AND ITS COMMITTEES

The Committee shall be responsible for coordinating an annual evaluation of the performance of the Board and its committees, which evaluation must comply with the applicable requirements of the 1940 Act, and the rules thereunder.

The Committee shall be responsible for monitoring and reviewing any conflicts of interest that may arise from time to time for the Board and, in particular, the Independent Trustees. To assist the Committee in carrying out its duties for monitoring and reviewing any conflicts of interest, each Independent Trustee must promptly notify the Committee of any newly proposed board commitments or other associations prior to accepting any such commitment or other association. The Committee shall be responsible for recommending to the Board the necessary action to address any conflict of interest.

The Committee shall also be responsible for determining the appropriate level of initial and continuing education for the Board and its committees.

As long as an existing Independent Trustee continues, in the opinion of the Committee, to satisfy the criteria established by and the evaluations conducted by the Committee, the Trust anticipates that the Committee would favor the re-nomination of an existing Trustee rather than a new candidate; provided, however, in accordance with the Trust’s current mandatory retirement policy, no Independent Trustee shall be re-nominated to serve beyond December 31 of the calendar year during which such Independent Trustee turns 72 years of age. Consequently, while the Committee will consider candidates recommended by shareholders to serve as Trustee, the Committee will act upon such recommendations only if there is a vacancy on the Board or the Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Funds. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Committee or other Independent Trustees.

V. COMMITTEE STRUCTURE AND GOVERNANCE

The Committee shall normally be composed of two or more members of the Board as determined by the Board, each of whom shall not be an “Interested Person,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, any adviser or subadviser to a Fund, or the Trust’s principal underwriter (an “Independent Trustee”).

The members of the Committee, who shall be appointed by the Board, shall serve until their successors are duly appointed and qualified. The Board may remove members of the Committee from such committee, with or without cause. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Committee shall meet with such frequency as the members of the Committee shall from time to time determine to be appropriate. All actions by the Committee shall be taken by a majority of the members of the Committee, regardless of the number of members of the Committee actually present at such meeting. Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee.

The Committee is authorized to confer with officers or Trustees of the Trust, and to engage, at the Trust’s or a Fund’s expense and obtain the advice or services of, such outside advisors or agents as the Committee deems appropriate.

VI. REVIEW OF CHARTER

Except as otherwise specifically provided herein, the Committee shall, from time to time as it deems appropriate or as the Board may otherwise direct, review and reassess the contents of this Charter, including Annex A, and recommend any proposed changes to the Board for approval.

ANNEX A

Statement of Policy on Criteria for Selecting Independent Trustees

The Committee expects that any candidate for nomination as an Independent Trustee will have the following qualifications:

(1)	The candidate may not be an “Interested Person” (within the meaning of the 1940 Act) of the Trust, any adviser or subadviser to a Fund, or the Trust’s principal underwriter.

(2)	The candidate should have a reputation for integrity, honesty and adherence to high ethical standards.

(3)	The candidate should have demonstrated sufficient business or financial acumen, experience and ability to be capable of exercising sound judgments in matters that relate to the current and long-term objectives of the Funds and should be willing and able to contribute positively to the decision-making process of the Funds.

(4)	The candidate should have a commitment to understand the Trust and the Funds and the responsibilities of an Independent Trustee of an investment company and to regularly attend and participate in meetings of the Board and the Board committees of which the candidate would be a member.

(5)	The candidate should have the ability to understand the sometimes conflicting interests of the various constituencies of the Trust and the Funds and various parties related to the Funds, and to act in the interests of all shareholders.

(6)	The candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee.

(7)	The candidate should have the capability to serve a number of years before reaching the Trust’s mandatory retirement age for Independent Trustees, if any.

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis to the extent proscribed by law. For each candidate, the Committee will evaluate specific experience in light of the makeup of the then current Board.

The Committee may determine that a candidate who does not have a particular type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Committee finds that the candidate has other qualifications such that his/her qualifications, taken as a whole, demonstrate the requisite level of fitness to serves as an Independent Trustee.

It is considered desirable that at least one Independent Trustee be an “audit committee financial expert” (as such term is defined by the Securities and Exchange Commission) whenever it is reasonably practicable and, accordingly, the Committee shall give due consideration to the qualifications necessary to be designated as an “audit committee financial expert” in evaluating candidates for nomination.

Exhibit D: Compensation

Exhibit D-1: Compensation of Current Independent Trustees

Set forth in the table below is information regarding compensation paid by the Trust to the Current Independent Trustees during the Trust’s most recently completed fiscal year ended December 31, 2011.

Name of Independent Trustee	Aggregate Compensation Received From the Funds	Pension or Retirement Benefits Accrued (As Part of Funds’ Expenses)	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex
Michael P. Castellano	$94,000	$0	$0	$94,000
Dawn-Marie Driscoll	$90,000	$0	$0	$90,000
Keith R. Fox[1]	$62,000	$0	$0	$62,000
Carol A. Kosel[1]	$62,000	$0	$0	$62,000
William N. Searcy, Jr.	$102,000	$0	$0	$102,000

Total	$410,000	$0	$0	$410,000

[1]	Elected as Trustee effective April 2011.

Exhibit D-2: Compensation Expected to be Paid by the Trust if the

Independent Trustee Nominees are Elected; 2011 Compensation for Service on MFS Funds’ Boards

Set forth in the table below is information regarding the aggregate annual compensation expected to be paid by the Trust if the Independent Trustee Nominees are elected as well as their compensation from the MFS Funds for service on the MFS Funds’ boards for the most recently completed fiscal year ended December 31, 2011.

Name of Independent Trustee	Aggregate Annual Compensation Expected to be Paid by the Trust if the Independent Trustee Nominees Are Elected	Total Compensation from the MFS Funds for the Fiscal Year Ended December 31, 2011
Robert E. Butler	$22,852	$277,899
Maureen F. Goldfarb	$22,149	$267,899
David H. Gunning	$26,715	$331,899
William R. Gutow	$22,149	$267,899
Michael Hegarty	$22,852	$277,899
John P. Kavanaugh	$22,149	$267,899
J. Dale Sherratt	$22,852	$277,899
Laurie J. Thomsen	$22,852	$276,899
Robert W. Uek	$23,291	$284,149

Total	$207,862	$2,530,341

D-1

Exhibit E: Information Pertaining to Current Officers of the Funds

Certain biographical and other information relating to the current officers of the Funds is set forth below. None of the officers listed below receives compensation from any Fund.

Name, Address, Age and Position(s) With the Funds*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Craig S. Brown One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1977 Assistant Treasurer	Since November, 2010; Serves at the discretion of the Trustees.	Senior Director, Sun Capital Advisers LLC since 2010. Financial Reporting Assistant Vice President, J.P. Morgan, 2006-2010. Audit & Assurance Manager, Deloitte & Touche LLP, 2005-2006.

Andrew S. Harris One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1974 Chief Compliance Officer	Since August 2010; Serves at the discretion of the Trustees.	Chief Compliance Officer, Sun Capital Advisers LLC since 2010. Fund Compliance Officer, SEI Investments 2008-2010. Director of Corporate Compliance, Nationwide Funds Group 2004-2008.

Lena Metelitsa One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1967 Chief Financial Officer and Treasurer	Since May, 2010; Serves at the discretion of the Trustees.	Managing Director, Treasurer and Chief Financial Officer, Sun Capital Advisers LLC since 2010. Senior Director, Sun Capital Advisers LLC 2008-2010. Associated with Sun Life Financial since 2005.

Maura A. Murphy, Esq. One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1960 Chief Legal Officer and Secretary	Since October, 1998; Serves at the discretion of the Trustees.	Managing Director and General Counsel, since 2000, and Secretary since 1998, Sun Capital Advisers LLC. Assistant Vice President and Senior Counsel, Sun Life Financial. Associated with Sun Life Financial since 1998.

Paul Finnegan One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1970 AML Compliance Officer	Since November 2011; Serves at the discretion of the Trustees.	Anti-Money Laundering Compliance Officer, Sun Life Financial since 2011. Director, U.S. Compliance Operations at Sun Life Financial, 2007-2011. Chief Compliance Officer, Genworth Financial, Employee Benefits Group, 2004-2007.

Catherine Topouzoglou One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1968 Assistant Secretary	Since May, 2010; Serves at the discretion of the Trustees.	Senior Legal Consultant, Sun Capital Advisers LLC since 2010. Vice President and Compliance Manager at Natixis Global Asset Management, U.S., 2002-2005.

Susan J. Walsh One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1957 Assistant Treasurer	Since August 2000; Serves at the discretion of the Trustees.	Director since 2007, and Assistant Treasurer since 2000, Sun Capital Advisers LLC. Associated with Sun Life Financial since 1991.

*	Each person is an interested person of the Funds for purposes of Section 2(a)(19) of the 1940 Act as a result of such person’s employment with Sun Capital or its affiliates.

E-1

Exhibit F: Information Pertaining to Expected Officers of the Funds

Certain biographical and other information relating to the individuals who, if the Trustee Nominees are elected, are expected to serve as officers of the Funds is set forth below. None of the officers listed below would receive compensation from any Fund.

Name, Address, Age and Position(s) To Be Held With the Funds *	Principal Occupation(s) During Past 5 Years
John M. Corcoran* 500 Boylston Street, Boston, Massachusetts 02116 Born 1965 President	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President (until September 2008)

Christopher R. Bohane* 500 Boylston Street, Boston, Massachusetts 02116 Born 1974 Assistant Secretary and Assistant Clerk	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kino P. Clark* 500 Boylston Street, Boston, Massachusetts 02116 Born 1968 Assistant Treasurer	Massachusetts Financial Services Company, Vice President

Thomas H. Connors* 500 Boylston Street, Boston, Massachusetts 02116 Born 1959 Assistant Secretary and Assistant Clerk	Massachusetts Financial Services Company, Vice President and Senior Counsel (since 2012), Deutsche Investment Management Americas Inc. (financial services provider), Director and Senior Counsel (until 2012)

Ethan D. Corey* 500 Boylston Street, Boston, Massachusetts 02116 Born 1963 Assistant Secretary and Assistant Clerk	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo* 500 Boylston Street, Boston, Massachusetts 02116 Born 1968 Treasurer	Massachusetts Financial Services Company, Senior Vice President

Robyn L. Griffin 500 Boylston Street, Boston, Massachusetts 02116 Born 1975 Assistant Independent Chief Compliance Officer	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006-July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006-October 2006); Deloitte & Touche LLP (professional services firm)

Brian E. Langenfeld* 500 Boylston Street, Boston, Massachusetts 02116 Born 1973 Assistant Secretary and Assistant Clerk	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan S. Newton* 500 Boylston Street, Boston, Massachusetts 02116 Born 1950 Assistant Secretary and Assistant Clerk	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

F-1

Name, Address, Age and Position(s) To Be Held With the Funds *	Principal Occupation(s) During Past 5 Years
Susan A. Pereira* 500 Boylston Street, Boston, Massachusetts 02116 Born 1970 Assistant Secretary and Assistant Clerk	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips* 500 Boylston Street, Boston, Massachusetts 02116 Born 1970 Assistant Treasurer	Massachusetts Financial Services Company, Vice President (since 2012); Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)

Mark N. Polebaum* 500 Boylston Street, Boston, Massachusetts 02116 Born 1952 Secretary and Clerk	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary

Frank L. Tarantino 500 Boylston Street, Boston, Massachusetts 02116 Born 1944 Independent Chief Compliance Officer	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel* 500 Boylston Street, Boston, Massachusetts 02116 Born 1970 Assistant Secretary and Assistant Clerk	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

James O. Yost* 500 Boylston Street, Boston, Massachusetts 02116 Born 1960 Deputy Treasurer	Massachusetts Financial Services Company, Senior Vice President

*	If appointed, each person would be an interested person of the Funds for purposes of Section 2(a)(19) of the 1940 Act as a result of such person’s employment with MFS or its affiliates.

F-2

Exhibit G: Information Concerning the Trust’s Independent Registered Public Accounting Firm

The Board of the Trust, including a majority of the Current Independent Trustees, has selected the firm of D&T to audit the financial statements of each Fund for the current fiscal year. The Funds know of no direct or indirect financial interest of D&T in any Fund. Representatives of D&T are not expected to be present at the Meetings. Accordingly, representatives of D&T are not expected to make a statement at the Meetings and will not be available to respond to appropriate questions at the Meetings.

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related-Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees”.

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

All Other Fees. All Other Fees are fees related to products and services provided to the Trust, but not reported under “Audit Fees”, “Audit-Related Fees”, or “Tax Fees”.

The following table sets forth the amount D&T billed the Funds for professional services rendered by D&T for the two fiscal years indicated in the table.

Type of Fee	Fiscal Year Ended 12/31/11	Fiscal Year Ended 12/31/10
Audit Fees	$875,640	$765,705
Audit-Related Fees	$0	$0
Tax Fees	$69,920	$69,920
All Other Fees	$0	$0

Total Fees for Services Provided to Trust	$945,560	$835,625

During the Trust’s fiscal years ended December 31, 2011 and December 31, 2010, the aggregate fees billed by D&T for non-audit services rendered to the Trust, Sun Capital, or to any entity controlling, controlled by, or under common control with Sun Capital that provides ongoing services to the Trust were $94,920 and $225,920, respectively, and were less than the aggregate fees billed for those same periods by D&T for audit services rendered to the Trust.

D&T did not bill any Fund, Sun Capital or any entity controlling, controlled by, or under common control with Sun Capital that provides services to a Fund for any professional services rendered for financial information systems design and implementation.

The Audit Committee has adopted policies and procedures that generally provide that the Audit Committee (or in certain circumstances, its Chairman) must pre-approve any audit, audit-related, tax, and other services to be provided by the independent registered public accounting firm to each Fund or to Sun Capital and any entity controlling, controlled by, or under common control with Sun Capital that provides ongoing services to each Fund if the engagement relates directly to operations and financial reporting of each Fund, to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. Subject to the terms of the policy, the Chairman of the Audit Committee will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent

G-1

registered public accounting firm has received general pre-approval, it must be pre-approved by the Audit Committee (or in certain circumstances, its Chairman). Any proposed services exceeding pre-approved cost levels requires specific pre-approval by the Audit Committee. The Audit Committee has considered the provision of non-audit services rendered to Sun Capital, and any entity controlling, controlled by, or under common control with Sun Capital that provides ongoing services to each Fund and has determined that the provision of such services is compatible with maintaining the independent registered public accounting firm’s independence. All of the services associated with the fees billed by D&T to the Trust for the fiscal years ended December 31, 2010 and 2011 were approved by the Audit Committee.

G-2

Exhibit H: Directors and Principal Executive Officers of MFS

The following table provides the name and principal occupation of the directors and principal executive officers of MFS. The address of each of the directors and executive officers as it relates to that person’s position with MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Name	Principal Occupation*
Robert J. Manning	Director, Chief Executive Officer and Chairman of the Board of Directors of MFS

Thomas A. Bogart	Director of MFS; Executive Vice-President, Corporate Development and General Counsel of Sun Life Financial

Dean A. Connor	Director of MFS; President and Chief Executive Officer of Sun Life Financial

Colm J. Freyne	Director of MFS, Executive Vice-President and Chief Financial Officer of Sun Life Financial

Michael W. Roberge	President, Chief Investment Officer, Director of Global Research and Director of MFS

David A. Antonelli	Vice Chairman of MFS

Timothy M. Fagan	Chief Compliance Officer of MFS

Carol W. Geremia	Executive Vice President of MFS

James A. Jessee	Executive Vice President of MFS

Amrit Kanwal	Executive Vice President and Chief Financial Officer of MFS

Mark A. Leary	Executive Vice President and Chief Human Resources Officer of MFS

Mark N. Polebaum	Executive Vice President, General Counsel and Secretary of MFS

Robin A. Stelmach	Executive Vice President and Chief Operating Officer of MFS

*	Aside from Messrs. Bogart, Connor and Freyne, none of the principal executive officers and directors of MFS listed above have other principal employment other than their respective positions with MFS or positions with MFS affiliates. Messrs. Bogart, Connor and Freyne are senior executive officers of Sun Life Financial, the ultimate parent company of MFS. Their principal occupations are reflected in the titles shown for them in the table above.

H-1

Exhibit I: Form of MFS Agreement

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [ ] day of December, 2012, by and between MFS VARIABLE INSURANCE TRUST III (formerly, Sun Capital Advisers Trust), a Delaware statutory trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, as amended through the date hereof, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of one year from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST III, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

Appendix A

Effective December [    ], 2012

Fund

MFS® Global Real Estate Portfolio

MFS® Investment Grade Bond Portfolio

MFS® Money Market Portfolio

MFS® International Value Portfolio

MFS® Inflation-Adjusted Bond Portfolio

MFS® International Index Portfolio

MFS® Large Cap Index Portfolio

MFS® Blended Research Small Cap Equity Portfolio

MFS® New Discovery Value Portfolio

MFS® Venture Value Portfolio

MFS® Mid Cap Value Portfolio

MFS® Limited Maturity Portfolio

MFS® Moderate Allocation Portfolio

MFS® Conservative Allocation Portfolio

MFS® Growth Allocation Portfolio

MFS® Small Cap Growth Portfolio

MFS® Growth & Income Portfolio

MFS® High Yield Portfolio

MFS® Total Return Portfolio

MFS® Blue Chip Mid Cap Portfolio

MFS® Large Cap Growth Portfolio

Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate (%)	Assets ($)
MFS® Global Real Estate Portfolio	0.900% 0.750% 0.650%	$0-$1b $1b-$2.5b over $2.5b
MFS® Investment Grade Bond Portfolio	0.500%	ALL
MFS® Money Market Portfolio	0.500%	ALL
MFS® International Value Portfolio	0.630%	ALL
MFS® Inflation-Adjusted Bond Portfolio	0.500%	ALL
MFS® International Index Portfolio	0.400% 0.375%	$0-$500m over $500m
MFS® Large Cap Index Portfolio	0.350% 0.325%	$0-$500m over $500m
MFS® Blended Research Small Cap Equity Portfolio	0.400%	ALL
MFS® New Discovery Value Portfolio	0.900% 0.850%	$0-$250m over $250m
MFS® Venture Value Portfolio	0.750% 0.650%	$0-$1b over $1b
MFS® Mid Cap Value Portfolio	0.750% 0.700%	$0-$1b over $1b
MFS® Limited Maturity Portfolio	0.400%	ALL
MFS® Moderate Allocation Portfolio	None	ALL
MFS® Conservative Allocation Portfolio	None	ALL
MFS® Growth Allocation Portfolio	None	ALL
MFS® Small Cap Growth Portfolio	0.900% 0.800%	$0-$1b over $1b
MFS® Growth & Income Portfolio	0.750% 0.650%	$0-$1b over $1b
MFS® High Yield Portfolio	0.700% 0.650%	$0-$1b over $1b
MFS® Total Return Portfolio	0.500%	ALL
MFS® Blue Chip Mid Cap Portfolio	0.750% 0.700%	$0-$1b over $1b
MFS® Large Cap Growth Portfolio	0.750% 0.650%	$0-$1b over $1b

Exhibit J: Comparison of Certain Funds’ Current and Anticipated Names, Investment Adviser/Subadviser, Portfolio Manager(s), and Investment Strategies

The left columns in the tables below contain summaries of the current investment strategies for Sun Capital Global Real Estate Fund, SC BlackRock Inflation Protected Bond Fund, SC BlackRock Small Cap Index Fund, SC Columbia Small Cap Value Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund, SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund, and SC Ibbotson Growth Fund. If Proposal 2 is approved with respect to one of these Funds, then it is intended that such Fund would be managed by MFS according to the investment strategies summarized in the corresponding right column below. Each table also includes a comparison of the applicable Fund’s current and anticipated investment adviser and sub-adviser, as applicable, and portfolio manager(s). Investment objectives described as “non-fundamental” may be changed by vote of the Trust’s Board of Trustees without approval by shareholders.

Table J1: Sun Capital Global Real Estate Fund

	Current	Anticipated Name: MFS® Global Real Estate Portfolio
Adviser/Subadviser	Sun Capital/MFS	MFS

Portfolio Manager(s)	Richard R. Gable, Investment Officer, Since 2001	Richard R. Gable, Portfolio Manager, Employed in the investment area of MFS since 2011

Investment Objective	Primary: Long-term capital growth. Secondary: Current income and growth of income. (Non-fundamental).	Total return. (Non-fundamental).

Principal Investment Strategies

Primary Investments

The fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. and foreign real estate-related investments, including real estate investment trusts and similar entities formed under the laws of non-U.S. countries (“REITs”) and other U.S. and foreign real estate companies. The fund generally focuses its investments in equity REITs, but may also invest in mortgage REITs, hybrid REITs, and other U.S. and foreign real estate-related investments.

The fund may invest in real estate-related investments of any size. Many real estate-related issuers are small to mid capitalization companies.

The fund generally focuses its investments in equity REITs, but may also invest in mortgage REITs, hybrid REITs, and other U.S. and foreign real estate-related investments.

MFS normally invests at least 80% of the fund’s net assets in U.S. and foreign real estate-related investments.

MFS generally focuses the fund’s investments in equity REITs as well as similar entities formed under the laws of non-U.S. countries, but may also invest in mortgage REITs, hybrid REITs and other U.S. and foreign real estate-related investments, including emerging market real estate-related investments.

MFS may invest the fund’s assets in real estate-related investments of any size. However, issuers of real estate-related investments tend to be small-to-medium-sized.

MFS normally invests the fund’s assets primarily in equity securities.

Table J1: Sun Capital Global Real Estate Fund

	Current	Anticipated Name: MFS® Global Real Estate Portfolio
Diversification

Non-diversified.

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Also, the fund concentrates (invests 25% or more of its assets) in the real estate group of industries.

Diversified.
Investment Approach

The subadviser typically allocates the fund’s investments across various geographic areas, REIT managers and property types, such as apartments, retail properties, office buildings, hotels, industrial properties, health care facilities, storage facilities, manufactured housing, and special use facilities, but may from time to time focus the fund’s investments on any one or a few of these areas.

The subadviser selects securities for the fund’s portfolio by analyzing the fundamental and relative values of potential real estate investments based on several factors, including:

•    The ability of the issuer to grow its funds from operations internally through increased occupancy and higher rents and externally through acquisitions and development.

•    The quality of the issuer’s management, including its ability to buy properties at reasonable prices and to add value by creative and innovative property and business management.

•    The issuer’s cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio and market price.

•    Current or anticipated economic and market conditions, interest rate changes, and regulatory developments.

As a result of the foregoing, the fund’s subadviser may invest a significant portion of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

MFS typically allocates the fund’s investments across various geographic areas, REIT managers and property types, but may from time to time focus the fund’s investments in any one or a few of these areas.

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

MFS selects investments for the fund by analyzing the fundamental and relative values of potential investments. Factors considered in selecting investments for the fund may include the issuer’s management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio, market price, and the ability of an issuer to grow from operations, as well as current or anticipated economic or market conditions, interest rate changes, and regulatory developments.

Table J1: Sun Capital Global Real Estate Fund

	Current	Anticipated Name: MFS® Global Real Estate Portfolio
Foreign Securities	The fund may invest without limit in foreign securities, which may include investments in emerging market countries.	MFS may invest a relatively large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. MFS generally focuses the fund’s investments in equity REITs as well as similar entities formed under the laws of non-U.S. countries, but may also invest in mortgage REITS, hybrid REITs and other U.S. and foreign real estate-related investments, including emerging market real estate-related investments.

Table J2: SCSM BlackRock Inflation Protected Bond Fund

	Current	Anticipated Name: MFS® Inflation-Adjusted Bond Portfolio
Adviser/Subadviser	Sun Capital/BlackRock Financial Management, Inc.	MFS

Portfolio Manager(s)	Brian Weinstein, Managing Director, Since 2008 Martin Hegarty, Managing Director, Since 2010	Erik S. Weisman, Investment Officer, Employed in the investment area of MFS since 2002

Investment Objective	Maximum real return, consistent with preservation of real capital and prudent investment management. (Non-fundamental).	Total return that exceeds the rate of inflation over the long-term, with an emphasis on current income, but also considering capital appreciation. (Non-fundamental).

Principal Investment Strategies

Primary Investments	The fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government and based on its economy.

MFS normally invests at least 80% of the fund’s net assets in inflation-adjusted debt instruments and other investments with similar economic characteristics to these instruments.

MFS currently intends to focus the fund’s investments in inflation-adjusted debt instruments issued by the U.S. Treasury. MFS may also invest the fund’s assets in other inflation-adjusted debt instruments, other investments with similar economic characteristics to these instruments, and non-inflation-adjusted debt instruments.

MFS may invest the fund’s assets in U.S. and foreign securities. MFS primarily invests the fund’s assets in investments grade debt instruments, but may also invest in lower quality debt instruments.

Diversification	Diversified.*	Non-diversified.*

Table J2: SCSM BlackRock Inflation Protected Bond Fund

	Current	Anticipated Name: MFS® Inflation-Adjusted Bond Portfolio
Investment Approach

The fund’s subadviser, BlackRock Financial Management, Inc., purchases securities for the fund when its portfolio management team believes the securities have the potential for above average real return. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. To a lesser extent, the subadviser seeks to enhance returns by anticipating the direction of interest rate movements and selecting investments accordingly. The subadviser uses a historical perspective to identify securities and sectors that show below average risk for their return historically, or above average reward for the risk historically. This is a time-tested process that merges the subadviser’s technological capabilities with its human capital to identify securities the subadviser believes will have the potential for above average return.

A security will be sold if, in the opinion of the subadviser’s portfolio management team, the risk of continuing to hold the security is unacceptable when compared to its real return potential.

MFS allocates the fund’s assets across maturities and types of debt instruments based on its evaluation of macroeconomic factors, including interest rates, inflation rates, and monetary and fiscal policies.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered. In structuring the fund, MFS considers sector allocations, yield curve positioning, macroeconomic factors and risk management factors.

Fixed Income Securities	The fund may frequently purchase U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and, to a lesser extent, investment grade corporate bonds.	See above.

U.S. Government Securities	The fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations.	See above.

Credit Quality	High yield securities acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be of similar quality as determined by the fund’s subadviser management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. High yield securities may be in default at time of purchase.	MFS generally focuses the fund’s investments in investment grade debt instruments.

Table J2: SCSM BlackRock Inflation Protected Bond Fund

	Current	Anticipated Name: MFS® Inflation-Adjusted Bond Portfolio
Derivatives	The fund may, when consistent with its investment goal, buy or sell options or futures, or enter into credit default swaps, total return swaps, interest rate or foreign currency transactions, including swaps (collectively known as derivatives). The fund typically uses derivatives as a substitute for taking a position in the underlying asset (in which case they may be counted towards the fund’s policy of investing at least 80% of its net assets in inflation-indexed bonds) and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).	While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

Duration Target	The fund’s average portfolio duration will normally vary between plus or minus 20% of the duration of the fund’s benchmark, the Barclays Capital Global Real: U.S. Tips Index (which was 8.05 years as of December 31, 2011). The fund may invest up to 20% of its assets, collectively, in high yield securities (junk bonds) or securities of emerging market issuers.	N/A

Foreign Securities	The fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest without limit in U.S. dollar denominated securities of foreign issuers.	MFS may invest the fund’s assets in foreign securities.

*	See Proposal 6 for a discussion of the current and proposed diversification subclassification of this Fund.

Table J3: SCSM BlackRock Small Cap Index Fund

	Current	Anticipated Name: MFS® Blended Research Small Cap Equity Portfolio
Adviser/Subadviser	Sun Capital/BlackRock Investment Management, LLC	MFS

Portfolio Manager(s)	Christopher Bliss, CFA, Managing Director, Since 2011 Edward Corallo, CFA, Managing Director, Since 2010	Jonathan W. Sage, Portfolio Manager, Employed in the investment area of MFS since 2000 Matthew W. Krummell, Portfolio Manager, Employed in the investment area of MFS since 2001

Investment Objective	To match the performance of the Russell 2000 Index® (the “Russell 2000”) as closely as possible before the deduction of fund expenses (Non-fundamental).	Capital appreciation. (Non-fundamental).

Principal Investment Strategies

Primary Investments	The fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000. Under normal market conditions, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small capitalization companies. For this purpose, small capitalization companies are considered to be those having a market capitalization, at the time the fund makes an investment, within the range of the market capitalization of the companies in the Russell 2000. As of December 31, 2011, the market capitalization range of companies in the Russell 2000 was $37 million to $3.7 billion. This range varies daily. The fund may, but need not, sell a security if the issuer’s market capitalization subsequently falls outside this range.	MFS normally invests at least 80% of the fund’s net assets in equity securities of issuers with small market capitalizations. MFS generally defines small market capitalization issuers as issuers with market capitalizations similar to market capitalizations of issuers included in the Russell 2000 Index over the last 13 months at the time of purchase. As of June 30, 2012, the range of the Russell 2000 Index was between $14.9 million and $11.4 billion.

Diversification	Diversified.	Diversified.

Table J3: SCSM BlackRock Small Cap Index Fund

	Current	Anticipated Name: MFS® Blended Research Small Cap Equity Portfolio
Investment Approach	The fund’s subadviser will invest the fund’s assets in a statistically selected sample of stocks included in the Russell 2000. The subadviser may not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The subadviser may also invest in derivative instruments, primarily equity index futures, linked to the Russell 2000 in order to invest cash pending its investment in stocks. The subadviser chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. When making such choices, the subadviser will not attempt to judge the relative merits of any specific investment, but will select investments based solely on their ability to achieve the subadviser’s goal of minimizing tracking error relative to the benchmark while also minimizing transaction costs.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses a bottom-up approach to buying and selling investments for the fund. Investments are selected based on fundamental and quantitative analysis. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position and management ability. MFS also uses quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors.

Derivatives	The subadviser may also invest in derivative instruments, primarily equity index futures, linked to the Russell 2000 in order to invest cash pending its investment in stocks.	N/A

Foreign Securities	N/A	MFS may invest the fund’s assets in foreign securities.

Table J4: SCSM Columbia Small Cap Value Fund

	Current	Anticipated Name: MFS® New Discovery Value Portfolio
Adviser/Subadviser	Sun Capital/Columbia Management Investment Advisers, LLC	MFS

Portfolio Manager(s)	Stephen D. Barbaro, Senior Portfolio Manager, Since 2010 John S. Barrett, Portfolio Manager, Since 2011 Jeremy H. Javidi, Senior Portfolio Manager, Since 2010	Kevin J. Schmitz, Investment Officer, Employed in the investment area of MFS since 2002

Investment Objective	Long-term capital appreciation. (Non-fundamental).	Capital appreciation. (Non-fundamental).

Principal Investment Strategies

Primary Investments	Under normal conditions, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalization companies that Columbia Management Investment Advisers, LLC, the fund’s subadviser, believes to be undervalued.

MFS normally invests the fund’s assets primarily in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

MFS focuses on investing the fund’s assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies).

Diversification	Diversified.	Diversified.

Table J4: SCSM Columbia Small Cap Value Fund

	Current	Anticipated Name: MFS® New Discovery Value Portfolio
Investment Approach

The subadviser combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing the fund’s portfolio. The subadviser considers, among other factors:

•      businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects or other factors;

•      various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The subadviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;

•      a company’s current operating margins relative to its historic range and future potential; and potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

The subadviser may sell a security when its price reaches a target that is based on a risk-adjusted return expectation over the subadviser’s time horizon; if the subadviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or if the security appreciates to a market capitalization larger than that of the largest market capitalization in the benchmark. The subadviser may also sell a security to reduce the fund’s holding when it grows larger than the security’s weighting in the benchmark or for other reasons.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Small Cap Companies	See above.	While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with small capitalizations.

Table J4: SCSM Columbia Small Cap Value Fund

	Current	Anticipated Name: MFS® New Discovery Value Portfolio
Foreign Securities	The fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts (“ADRs”).	MFS may invest the fund’s assets in foreign securities.

ADRs	The fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts (“ADRs”).	N/A

REITs	The fund may invest in real estate investment trusts (“REITs”).	N/A

Table J5: SCSM Goldman Sachs Mid Cap Value Fund

	Current	Anticipated Name: MFS® Mid Cap Value Portfolio
Adviser/Subadviser	Sun Capital/Goldman Sachs Asset Management, L.P.	MFS

Portfolio Manager(s)	Ronald Hua, CFA, Managing Director, CIO of Equity Alpha Strategies for Quantitative Investment Strategies team since 2011 Len Ioffe, CFA, Managing Director since 2011	Brooks A. Taylor, Portfolio Manager, Employed in the investment area of MFS since 1996 Kevin J. Schmitz, Portfolio Manager, Employed in the investment area of MFS since 2002

Investment Objective	Long-term total return on capital. (Non-fundamental).	Capital appreciation. (Non-fundamental).

Principal Investment Strategies

Primary Investments	Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of equity investments in mid capitalization U.S. companies, including non-U.S. companies that are traded or headquartered in the United States. The fund’s subadviser anticipates that, under normal circumstances, the fund will invest at least 90% of its net assets in such equity investments. The fund seeks to maximize return while maintaining risk, style, capitalization and characteristics similar to those of its benchmark, the Russell Midcap® Value Index. The index is designed to represent an investible universe of mid cap companies with low earnings growth expectations. The fund uses public market capitalizations (based upon unrestricted shares available for trading) to identify companies with capitalizations similar to those within the range of the market capitalizations of companies included in the Russell Midcap® Value Index at the time of investment.

MFS normally invests at least 80% of the fund’s net assets in issuers with medium market capitalizations. MFS generally defines medium market capitalization issuers as issuers with market capitalizations similar to market capitalizations of issuers included in the Russell Midcap Value Index over the last 13 months at the time of purchase.

MFS normally invests the fund’s assets primarily in equity securities.

Diversification	Diversified.	Diversified.

Table J5: SCSM Goldman Sachs Mid Cap Value Fund

	Current	Anticipated Name: MFS® Mid Cap Value Portfolio
Investment Approach

The key investment strategies of Goldman Sachs Asset Management, L.P., the fund’s subadviser, include:

•    Using proprietary quantitative models to evaluate companies’ fundamental characteristics; these techniques emphasize stock selection, portfolio construction and efficient implementation.

•    Selecting stocks by employing a proprietary model to forecast expected returns for a universe of over 4,000 U.S. stocks on a daily basis. This model is based on six investment themes—Valuation, Profitability, Quality, Management, Momentum and Sentiment—chosen because the subadviser believes they:

•    Offer fundamental investment appeal,

•    Demonstrate a statistically significant ability to forecast returns,

•    Work well in different kinds of market environments and across different kinds of stocks, and

•    Contribute to excess return as demonstrated by attribution from portfolio simulations.

In addition, since the correlations between the themes are low, the subadviser believes each should bring new information to the overall evaluation of a stock’s attractiveness and contribute to a better buy/sell decision on each stock.

•    Identifying and measuring comparative risks between equity investments through the use of models in an effort to construct the most efficient risk/return portfolio.

•    Designing trading strategies to minimize total transaction costs to the fund.

The subadviser will not consider the fund’s portfolio turnover rate a limiting factor in making investment decisions for the fund, and the portfolio’s investment style may result in frequent trading and relatively high portfolio turnover. The turnover may be higher or lower than 100%, depending on market conditions and changes to the composition of the benchmark index.

MFS focuses on investing the fund’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets or other financial measures.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Foreign Securities	See above.	MFS may invest the fund’s assets in foreign securities.

Table J6: SCSM Goldman Sachs Short Duration Fund

	Current	Anticipated Name: MFS® Limited Maturity Portfolio
Adviser/Subadviser	Sun Capital/Goldman Sachs Asset Management, L.P.	MFS

Portfolio Manager(s)	James P. McCarthy, Managing Director and Co-Head of Global Liquidity Management, Since 2008 David Fishman, Managing Director and Co-Head of Global Liquidity Management, Since 2009	James J. Calmas, Investment Officer of MFS, Employed in the investment area of MFS since 1988

Investment Objective	Primary: High-level of current income. Secondary: Capital appreciation. (Non-fundamental).	Total return with an emphasis on current income, but also considering capital preservation. (Non-fundamental).

Principal Investment Strategies

Primary Investments	Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.	MFS normally invests the fund’s assets primarily in debt instruments. MFS generally invests substantially all of the fund’s assets in investment grade debt instruments.

Diversification	Diversified.	Diversified.

Investment Approach

The key investment strategies of the fund’s subadviser include:

•    Establishing a “risk budget” for the fund based on careful analysis of the risk and return objectives of the fund. The risk budget sets guidelines for how much risk the fund can take in each investment strategy, with the goal of maximizing the fund’s risk-adjusted return potential while maintaining an emphasis on preservation of capital.

•    Developing “top-down” strategies for positioning the fund based on macro factors such as economic growth, inflation, government policy and relative value across fixed income markets. Top-down strategies employed in the fund include duration and cross-sector exposures. Duration is a measure of the fund’s sensitivity to changes in interest rates. The cross-sector strategy allocates fund assets across a variety of fixed income sectors, including some that may not be included in the fund’s benchmark.

•    Using “bottom-up” strategies to formulate sub-sector allocation and security selection decisions. Bottom-up strategies use fundamental, quantitative, and technical analysis to evaluate relative value opportunities across investible segments of the market, including issuers, credit quality, and maturities to find the most attractive securities on a risk-adjusted basis.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Table J6: SCSM Goldman Sachs Short Duration Fund

	Current	Anticipated Name: MFS® Limited Maturity Portfolio
• Monitoring the fund’s performance over time to ensure that the overall combination of top-down and bottom-up strategies is consistent with the fund’s risk tolerance and return expectation.

Fixed Income Securities	Debt instruments include corporate bonds, U.S. Government securities, collateralized instruments, municipal instruments, foreign government securities, inflation-adjusted bonds, and other obligations to repay money borrowed.

Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate bonds are debt instruments issued by corporations or similar entities.

Corporate debt securities include but are not limited to, Eurobonds and Yankees issued by foreign entities and preferred stocks.

Credit Quality	Normally, the fund invests in investment grade securities (i.e., rated BBB-Baa or higher or, if unrated, of comparable credit quality, as determined by the fund’s subadviser, Goldman Sachs Asset Management, L.P.).	MFS generally invests substantially all of the fund’s assets in investment grade debt instruments.

Foreign Securities	The fund may invest up to 30% of its net assets in foreign securities, including, but not limited to, securities issued or guaranteed by foreign governments, their agencies (including securities of corporate issuers where the principal or interest are government guaranteed) or instrumentalities, and foreign corporate debt securities. Within the overall 30% limit on foreign securities, the fund may invest up to 10% of its net assets in non-covered foreign corporate debt securities and up to 15% of its net assets in covered debt securities.	MFS may invest the fund’s assets in U.S. dollar-denominated foreign securities.

Table J6: SCSM Goldman Sachs Short Duration Fund

	Current	Anticipated Name: MFS® Limited Maturity Portfolio
U.S. Government Securities	The fund invests principally in U.S. and non-U.S. government (foreign) securities, corporate debt securities - both foreign and domestic, mortgage-related securities, repurchase agreements collateralized by U.S. government securities and derivatives. U.S. government securities include U.S. Treasury securities and securities issued or guaranteed by U.S. government agencies or instrumentalities.	See above.

Target Duration	Generally, the fund’s subadviser expects to track the duration of the Barclays Capital 1-3 Year U.S. Government/Credit Index (which was 1.88 years as of December 31, 2011) plus or minus one year, although individual securities held by the fund may have short, intermediate and long terms to maturity.	N/A

Average Maturity	N/A	The fund’s dollar-weighted average effective maturity will normally not exceed five years. In determining an instrument’s effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a call, put, pre-refunding, prepayment or redemption provision, or an adjustable coupon) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Table J7: SCSM Ibbotson Balanced Fund

	Current	Anticipated Name: MFS® Moderate Allocation Portfolio
Adviser/Subadviser	Sun Capital/Ibbotson Associates, Inc.	MFS

Portfolio Manager(s)

Peng Chen, Ph.D., President since 2008

Scott Wentsel, Vice President and Senior Portfolio Manager since 2008

John Thompson, Vice President and Portfolio Manager since 2008

Cindy Galiano, Portfolio Manager since 2008

Joseph C. Flaherty, Jr., Investment Officer, Employed in the investment area of MFS since 2002

Investment Objective	Long-term capital growth and current income. (Non-fundamental).	High level of total return consistent with a moderate level of risk relative to the other MFS Asset Allocation Portfolios. (Non-fundamental).

Principal Investment Strategies

Primary Investments	The fund is a “fund of funds.”	The fund is designed to provide diversification among different asset classes by investing the majority of its assets in other MFS mutual funds, referred to as underlying funds.

Diversification	Diversified.	Diversified.

Table J7: SCSM Ibbotson Balanced Fund

	Current	Anticipated Name: MFS® Moderate Allocation Portfolio
Investment Approach

The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities or, as described below, exchange-traded funds (also called “ETFs”). Currently, the adviser or its affiliate, MFS, serves as investment adviser to all of the underlying funds.

The fund may change its target allocation to each asset class, the underlying funds (including adding or deleting funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

As of May 1, 2012, the fund invests primarily in underlying funds advised by the adviser or MFS. The adviser and MFS are affiliated in that both are indirect subsidiaries of Sun Life Financial Inc., and thus under common control. The fund may also invest in underlying funds that are managed by an investment manager not affiliated with the adviser and in other securities. However, it is anticipated that underlying funds managed by the adviser or its affiliates will at all times represent the primary portion of the fund’s investments.

The underlying funds are selected by the quantitative group of the fund’s investment adviser, MFS, following a two stage asset allocation process.*

The first stage is a strategic asset allocation to determine the percentage of the fund’s assets to be invested in the general asset classes of Bond Funds, International Stock Funds, and U.S. Stock Funds, as well as an allocation to underlying funds that have less traditional investment strategies that MFS believes provide diversification benefits when added to a portfolio consisting of stock and bond funds (referred to as Specialty Funds). The asset class allocations provide an initial layer of diversification for the fund.

The second stage involves the actual selection of underlying funds to represent the asset classes based on underlying fund classifications, historical risk, performance, and other factors. This selection process provides a second layer of diversification within both stock and bond fund allocations. Within the stock fund allocations, MFS seeks to diversify globally (by including domestic and international underlying funds), in terms of market capitalization (by including large, mid, and small capitalization underlying funds), and by style (by including both growth and value underlying funds). Within the bond fund allocation, MFS includes underlying funds with varying degrees of interest rate and credit exposure.

The asset class allocations and the underlying funds and their target weightings have been selected for investment over longer time periods, but may be changed without shareholder approval or notice.

*	NOTE – The underlying funds and related allocations in which MFS may invest the Fund’s assets are expected to differ significantly from the current underlying funds and allocations.

Table J8: SCSM Ibbotson Conservative Fund

	Current	Anticipated Name: MFS® Conservative Allocation Portfolio
Adviser/Subadviser	Sun Capital/Ibbotson Associates, Inc.	MFS

Portfolio Manager(s)

Peng Chen, Ph.D., President since 2008

Scott Wentsel, Vice President and Senior Portfolio Manager since 2008

John Thompson, Vice President and Portfolio Manager since 2008

Cindy Galiano, Portfolio Manager since 2008

Joseph C. Flaherty, Jr., Investment Officer, Employed in the investment area of MFS since 2002

Investment Objective	Long-term capital growth and current income. (Non-fundamental).	High level of total return consistent with a conservative level of risk relative to the other MFS Asset Allocation Portfolios. (Non-fundamental).

Principal Investment Strategies

Primary Investments	The fund is a “fund of funds.”	The fund is designed to provide diversification among different asset classes by investing the majority of its assets in other MFS mutual funds, referred to as underlying funds. The fund’s objective may be changed without shareholder approval.

Diversification	Diversified.	Diversified.

Table J8: SCSM Ibbotson Conservative Fund

	Current	Anticipated Name: MFS® Conservative Allocation Portfolio
Investment Approach

The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities or, as described below, exchange-traded funds (also called “ETFs”).

Because this is a conservative allocation fund, the fund’s assets will be invested primarily in fixed income funds and, to a lesser extent, equity funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds. One of the underlying funds is the SCSM Ibbotson Tactical Opportunities Fund (the “Tactical Fund”), which invests in ETFs. The Tactical Fund can allocate between 0% and 100% of its assets to equity ETFs, with the remainder in fixed income ETFs, cash, cash equivalents, or money market funds. Because the Tactical Fund can readily adjust its allocation between equity and fixed income ETFs in response to changing market conditions, the fund’s investments in the Tactical Fund will serve to shift the fund’s overall allocation between the equity and fixed income asset classes efficiently in response to changing market conditions.

The fund may change its target allocation to each asset class, the underlying funds (including adding or deleting funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

As of May 1, 2012, the fund invests primarily in underlying funds advised by the adviser or MFS. The adviser and MFS are affiliated in that both are indirect subsidiaries of Sun Life Financial Inc., and thus under common control. The fund may also invest in underlying funds that are managed by an investment manager not affiliated with the adviser and in other securities. However, it is anticipated that underlying funds managed by the adviser or its affiliates will at all times represent the primary portion of the fund’s investments.

The underlying funds are selected by the quantitative group of the fund’s investment adviser, MFS, following a two stage asset allocation process.*

The first stage is a strategic asset allocation to determine the percentage of the fund’s assets to be invested in the general asset classes of Bond Funds, International Stock Funds, and U.S. Stock Funds, as well as an allocation to underlying funds that have less traditional investment strategies that MFS believes provide diversification benefits when added to a portfolio consisting of stock and bond funds (referred to as Specialty Funds). The asset class allocations provide an initial layer of diversification for the fund.

The second stage involves the actual selection of underlying funds to represent the asset classes based on underlying fund classifications, historical risk, performance, and other factors. This selection process provides a second layer of diversification within both stock and bond fund allocations. Within the stock fund allocations, MFS seeks to diversify globally (by including domestic and international underlying funds), in terms of market capitalization (by including large, mid, and small capitalization underlying funds), and by style (by including both growth and value underlying funds). Within the bond fund allocation, MFS includes underlying funds with varying degrees of interest rate and credit exposure.

The asset class allocations and the underlying funds and their target weightings have been selected for investment over longer time periods, but may be changed without shareholder approval or notice.

*	NOTE – The underlying funds and related allocations in which MFS may invest the Fund’s assets are expected to differ significantly from the current underlying funds and allocations.

Table J9: SCSM Ibbotson Growth Fund

	Current	Anticipated Name: MFS® Growth Allocation Portfolio
Adviser/Subadviser	Sun Capital/Ibbotson Associates, Inc.	MFS

Portfolio Manager(s)

Peng Chen, Ph.D., President since 2008

Scott Wentsel, Vice President and Senior Portfolio Manager since 2008

John Thompson, Vice President and Portfolio Manager since 2008

Cindy Galiano, Portfolio Manager since 2008

Joseph C. Flaherty, Jr., Investment Officer, Employed in the investment area of MFS since 2002

Investment Objective	Long-term capital growth and current income. (Non-fundamental).	High level of total return consistent with a greater than moderate level of risk relative to the other MFS Asset Allocation Portfolios. (Non-fundamental).

Principal Investment Strategies

Primary Investments	The fund is a “fund of funds.”	The fund is designed to provide diversification among different asset classes by investing the majority of its assets in other MFS mutual funds, referred to as underlying funds. The fund’s objective may be changed without shareholder approval.

Diversification	Diversified.	Diversified.

Table J9: SCSM Ibbotson Growth Fund

	Current	Anticipated Name: MFS® Growth Allocation Portfolio
Investment Approach

The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities or, as described below, exchange-traded funds (also called “ETFs”).

Because this is a growth allocation fund, the fund’s assets will be invested primarily in equity funds and, to a lesser extent, in fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds. One of the underlying funds is the SCSM Ibbotson Tactical Opportunities Fund (the “Tactical Fund”), which invests in ETFs. The Tactical Fund can allocate between 0% and 100% of its assets to equity ETFs, with the remainder in fixed income ETFs, cash, cash equivalents, or money market funds. Because the Tactical Fund can readily adjust its allocation between equity and fixed income ETFs in response to changing market conditions, the fund’s investments in the Tactical Fund will serve to shift the fund’s overall allocation between the equity and fixed income asset classes efficiently in response to changing market conditions.

The fund may change its target allocation to each asset class, the underlying funds (including adding or deleting funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

As of May 1, 2012, the fund invests primarily in underlying funds advised by the adviser or MFS. The adviser and MFS are affiliated in that both are indirect subsidiaries of Sun Life Financial Inc., and thus under common control. The fund may also invest in underlying funds that are managed by an investment manager not affiliated with the adviser and in other securities. However, it is anticipated that underlying funds managed by the adviser or its affiliates will at all times represent the primary portion of the fund’s investments.

The underlying funds are selected by the quantitative group of the fund’s investment adviser, MFS, following a two stage asset allocation process.*

The first stage is a strategic asset allocation to determine the percentage of the fund’s assets to be invested in the general asset classes of Bond Funds, International Stock Funds, and U.S. Stock Funds, as well as an allocation to underlying funds that have less traditional investment strategies that MFS believes provide diversification benefits when added to a portfolio consisting of stock and bond funds (referred to as Specialty Funds). The asset class allocations provide an initial layer of diversification for the fund.

The second stage involves the actual selection of underlying funds to represent the asset classes based on underlying fund classifications, historical risk, performance, and other factors. This selection process provides a second layer of diversification within both stock and bond fund allocations. Within the stock fund allocations, MFS seeks to diversify globally (by including domestic and international underlying funds), in terms of market capitalization (by including large, mid, and small capitalization underlying funds), and by style (by including both growth and value underlying funds). Within the bond fund allocation, MFS includes underlying funds with varying degrees of interest rate and credit exposure.

The asset class allocations and the underlying funds and their target weightings have been selected for investment over longer time periods, but may be changed without shareholder approval or notice.

*	NOTE – The underlying funds and related allocations in which MFS may invest the Fund’s assets are expected to differ significantly from the current underlying funds and allocations.

Exhibit K: Similar Funds Managed by MFS

The following is information about fund(s) managed by MFS that are similar to the Fund of the Trust listed in the left column.

Fund of Sun Capital Advisers Trust	Similar Fund(s) Managed by MFS (and net assets as of June 30, 2012)	Fee Rate Paid to MFS (as a % of average daily net assets annually)	Management Fee Waiver or Reduction
Sun Capital Global Real Estate Fund	MFS Global Real Estate Fund ($247,434,394)	0.90% on the first $1 billion 0.75% on the next $1.5 billion 0.65% on assets over $2.5 billion	—

Sun Capital Investment Grade Bond Fund®	MFS Research Bond Fund ($3,276,910,013)	0.50% on all assets	—
	MFS Research Bond Series ($919,424,373)	0.50% on all assets	—

Sun Capital Money Market Fund®	MFS Cash Reserve Fund ($428,944,889)	0.40% on all assets	MFS has voluntarily agreed to waive all or a portion of the management fee of the fund and bear some or all of the fund’s expenses to avoid a negative yield for the fund. MFS may terminate this voluntary waiver at any time.
	MFS Money Market Fund ($421,801,104)	0.40% on the first $1 billion 0.35% on assets over $1 billion	MFS has voluntarily agreed to waive all or a portion of the management fee of the fund and bear some or all of the fund’s expenses to avoid a negative yield for the fund. MFS may terminate this voluntary waiver at any time.
	MFS Money Market Portfolio ($295,468,878)	0.50% on the first $500 million 0.45% on assets over $500 million	MFS has voluntarily agreed to waive all or a portion of the management fee of the fund and bear some or all of the fund’s expenses to avoid a negative yield for the fund. MFS may terminate this voluntary waiver at any time.

Fund of Sun Capital Advisers Trust	Similar Fund(s) Managed by MFS (and net assets as of June 30, 2012)	Fee Rate Paid to MFS (as a % of average daily net assets annually)	Management Fee Waiver or Reduction
SCSM AllianceBernstein International Value Fund	MFS International Value Fund ($5,601,000,076)	0.90% on the first $1 billion 0.80% on the next $1 billion 0.70% on assets over $2 billion	—
	MFS International Value Portfolio ($536,265,844)	0.90% on the first $1 billion 0.80% on the next $1 billion 0.70% on assets over $2 billion	—
	Subadvised Fund 1 ($707,086,044)	0.45% on the first $100 million 0.40% on the next $250 million 0.35% on the next $350 million 0.30 % on assets over $700 million	—
	Subadvised Fund 2 ($245,004,951)	0.40% on all assets	—
	Subadvised Fund 3 ($446,867,256)	0.45% on the first $100 million 0.38% on the next $150 million 0.35% on assets over $250 million	—

SCSM BlackRock Inflation Protected Bond Fund	MFS Inflation-Adjusted Bond Fund ($761,674,658)	0.50% on all assets	—

SCSM BlackRock International Index Fund	MFS Research International Fund ($4,590,490,639)	0.90% on the first $1 billion 0.80% on the next $1 billion 0.70% on assets over $2 billion	—
	MFS Research International Series ($126,379,033)	0.90% on all assets	—
	MFS Research International Portfolio ($133,701,711)	0.90% on the first $1 billion 0.80% on the next $1 billion 0.70% on assets over $2 billion	—

	Subadvised Fund 1 ($888,688,479)	0.45% on the first $250 million 0.40% on the next $750 million 0.35% on assets over $1 billion	—

Fund of Sun Capital Advisers Trust	Similar Fund(s) Managed by MFS (and net assets as of June 30, 2012)	Fee Rate Paid to MFS (as a % of average daily net assets annually)	Management Fee Waiver or Reduction
	Subadvised Fund 2 ($2,432,972,136)	0.45% on the first $1 billion 0.40% on the next $500 million 0.30% on assets over $1.5 billion	—

	Subadvised Fund 3 ($121,049,898)	0.45% on all assets	—

	Subadvised Fund 4 ($207,949,167)	0.55% on the first $250 million 0.50% on the next $250 million 0.45% on the next $500 million 0.40% on assets over $1 billion	—

SCSM BlackRock Large Cap Index Fund	MFS Blended Research Core Equity Fund ($104,555,176)	0.60% on all assets	Effective February 1, 2013, the management fee will be reduced to 0.40% on all assets. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least January 31, 2014.
	MFS Blended Research Core Equity Portfolio ($457,592,488)	0.55% on all assets	Effective May 1, 2013, the management fee will be reduced to 0.40% on all assets. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2014.

SCSM BlackRock Small Cap Index Fund	N/A	N/A	N/A

SCSM Columbia Small Cap Value Fund	MFS New Discovery Value Fund ($171,777,254)	0.90% on the first $1 billion 0.80% on the next $1.5 billion 0.75% on assets over $2.5 billion	—

Fund of Sun Capital Advisers Trust	Similar Fund(s) Managed by MFS (and net assets as of June 30, 2012)	Fee Rate Paid to MFS (as a % of average daily net assets annually)	Management Fee Waiver or Reduction
SCSM Davis Venture Value Fund	MFS Research Fund ($2,441,182,196)	0.43% on all assets	—
	MFS Research Series ($183,180,404)	0.75% on the first $1 billion 0.65% on assets over $1 billion	—

SCSM Goldman Sachs Mid Cap Value Fund	MFS Mid Cap Value Fund ($956,635,383)	0.75% on the first $1 billion 0.70% on assets over $1 billion	—

SCSM Goldman Sachs Short Duration Fund	MFS Limited Maturity Fund ($1,229,262,463)	0.40% on all assets	—

SCSM Ibbotson Balanced Fund	MFS Moderate Allocation Fund ($3,417,000,000)	None	—

SCSM Ibbotson Conservative Fund	MFS Conservative Allocation Fund ($1,840,000,000)	None	—

SCSM Ibbotson Growth Fund	MFS Growth Allocation Fund ($2,916,000,000)	None	—

SCSM Invesco Small Cap Growth Fund	MFS New Discovery Fund ($1,193,751,788)	0.90% on all assets	MFS has agreed in writing to reduce its management fee to 0.80% of the fund’s average daily net assets annually over $1 billion and up to $2.5 billion, and 0.75% of the fund’s average daily net assets annually over $2.5 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2013.
	MFS New Discovery Series ($693,367,374)	0.90% on the first $1 billion 0.80% on assets over $1 billion	—

Fund of Sun Capital Advisers Trust	Similar Fund(s) Managed by MFS (and net assets as of June 30, 2012)	Fee Rate Paid to MFS (as a % of average daily net assets annually)	Management Fee Waiver or Reduction
	MFS New Discovery Portfolio ($153,216,392)	0.90% on the first $1 billion 0.80% on assets over $1 billion	MFS has agreed in writing to reduce its management fee to 0.75% of the fund’s average daily net assets annually in excess of $2.5 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2014.

SCSM Lord Abbett Growth & Income Fund	MFS Value Fund ($19,641,010,345)	0.60% on the first $7.5 billion 0.53% on the next $2.5 billion 0.50% on assets over $10 billion	MFS has agreed in writing to reduce its management fee to 0.45% of the fund’s average daily net assets in excess of $12.5 billion annually. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2012. Effective January 1, 2013, the management fee will be reduced to 0.45% of the fund’s average daily net assets in excess of $20 billion annually. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2013.

Fund of Sun Capital Advisers Trust	Similar Fund(s) Managed by MFS (and net assets as of June 30, 2012)	Fee Rate Paid to MFS (as a % of average daily net assets annually)	Management Fee Waiver or Reduction
	MFS Value Series ($1,253,554,562)	0.75% on the first $1 billion 0.65% on assets over $1 billion	MFS has agreed in writing to reduce its management fee to 0.60% of the fund’s average daily net assets annually in excess of $2.5 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2014.

	MFS Value Portfolio ($501,841,089)	0.75% on the first $1 billion 0.65% on assets over $1 billion	—

	MFS Institutional Large Cap Value Fund ($137,152,122)	0.55% on all assets	—

	Subadvised Fund 1 ($2,554,973,170)	0.35% on first $250 million 0.30% on next $1 billion 0.25% on the next $250 million 0.20% on assets greater than $1.5 billion	—

	Subadvised Fund 2 ($1,784,047,513)	0.35% on first $100 million 0.30% on next $400 million 0.275% on assets greater than $500 million	—
	Subadvised Fund 3 ($749,704,142)	0.375 % on first $250 million 0.35% on next $250 million 0.325% on assets greater than $500 million	—
	Subadvised Fund 4 ($196,505,853)	0.40% on first $300 million 0.375% on next $300 million 0.35% on assets greater than $600 million	—

Fund of Sun Capital Advisers Trust	Similar Fund(s) Managed by MFS (and net assets as of June 30, 2012)	Fee Rate Paid to MFS (as a % of average daily net assets annually)	Management Fee Waiver or Reduction
	Subadvised Fund 5 ($359,353,982)	0.45% on first $100 million 0.35% on next $150 million 0.33% on assets greater than $250 million	—

	Subadvised Fund 6 ($806,239,754)	0.35% on first $100 million 0.30% on next $400 million 0.275% on next $1billion 0.20% on assets greater than $1.5 billion	—

SCSM PIMCO High Yield Fund	MFS High Yield Opportunities Fund ($610,016,566)	0.65% on all assets	—
	MFS High Yield Portfolio ($219,207,799)	0.70% on the first $1 billion 0.65% on assets over $1 billion

SCSM PIMCO Total Return Fund	MFS Research Bond Fund ($3,276,910,013)	0.50% on all assets	—
	MFS Research Bond Series ($920,005,204)	0.50% on all assets	—

SCSM WMC Blue Chip Mid Cap Fund	MFS Mid Cap Growth Fund ($973,202,730)	0.75% on the first $3 billion 0.70% on assets over $3 billion	MFS has agreed in writing to reduce its management fee to 0.70% of the fund’s average daily net assets annually in excess of $1.0 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2013.
	MFS Mid Cap Growth Series ($111,483,451)	0.75% on the first $1 billion 0.70% on assets over $1 billion	—

Fund of Sun Capital Advisers Trust	Similar Fund(s) Managed by MFS (and net assets as of June 30, 2012)	Fee Rate Paid to MFS (as a % of average daily net assets annually)	Management Fee Waiver or Reduction
	MFS Mid Cap Growth Portfolio ($30,115,081)	0.75% on the first $1 billion 0.70% on assets over $1 billion

MFS has agreed in writing to reduce its management fee to 0.65% of the fund’s average daily net assets annually in excess of $2.5 billion.

This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2014.

SCSM WMC Large Cap Growth Fund	MFS Growth Fund ($4,854,014,750)	0.75% on the first $1 billion 0.65% on the next $1.5 billion 0.60% on assets over $2.5 billion	—
	MFS Growth Series ($582,168,271)	0.75% on the first $1 billion 0.65% on assets over $1 billion	—
	MFS Growth Portfolio ($152,761,774)	0.75% on the first $300 million 0.675% on assets over $300 million	—
	Subadvised Fund 1 ($1,320,334,034)	0.375% on first $250 million 0.325% on next $250 million 0.30% on the next $250 million 0.275% on the next $250 million 0.25% on the next $500 million 0.225% on assets over $1.5 billion	—

Exhibit L: Factors Considered by the Board in Approving MFS and the MFS Agreement

Sun Capital Global Real Estate Fund	Sun Capital Investment Grade Bond Fund®
Sun Capital Money Market Fund®	SCSM AllianceBernstein International Value Fund
SCSM BlackRock Inflation Protected Bond Fund	SCSM BlackRock International Index Fund
SCSM BlackRock Large Cap Index Fund	SCSM BlackRock Small Cap Index Fund
SCSM Columbia Small Cap Value Fund	SCSM Davis Venture Value Fund
SCSM Goldman Sachs Mid Cap Value Fund	SCSM Goldman Sachs Short Duration Fund
SCSM Ibbotson Balanced Fund	SCSM Ibbotson Conservative Fund
SCSM Ibbotson Growth Fund	SCSM Invesco Small Cap Growth Fund
SCSM Lord Abbett Growth & Income Fund	SCSM PIMCO High Yield Fund
SCSM PIMCO Total Return Fund	SCSM WMC Blue Chip Mid Cap Fund
SCSM WMC Large Cap Growth Fund

The Trust’s Board approved the MFS Agreement as to each of the above-referenced Funds for an initial one-year term at an in-person meeting held on August 14, 2012. In terms of the process that the Trustees followed prior to approving the MFS Agreement, Owners should know that:

•

At present, five of the Trust’s seven Trustees, including the Board’s chairman, are independent of both Sun Capital, which currently serves as investment adviser to each of the Funds, and MFS, which is proposed to be the new adviser to each Fund (“Independent Trustees”).

•

In connection with the Board’s contract review, the Independent Trustees met on multiple occasions to discuss and consider contract review matters, and were advised by, and held private meetings with, their independent legal counsel.

•

The Board engaged in a thorough review of each Fund’s investment advisory arrangements and agreement(s). In this connection, the Board reviewed a wide range of materials furnished at the Board’s request by Sun Capital and MFS prior to reaching these decisions.

The Board considered the MFS Agreement as part of its review of a broader set of proposals concerning a strategic plan for the Trust and ultimately the transition and integration plan involving the Trust and MFS that is described under “Background” above. This included all of the considerations relating to the impact on the Trust and the Funds of the decision by Sun Life Financial that its affiliates should cease sales of new variable contracts.

As discussed under “Background” above, the Board concluded that in light of these circumstances the transition of responsibility for management of the Funds from Sun Capital to MFS and the integration of the Trust into the MFS Funds was in the best interests of the Funds and their shareholders and Owners.

In determining to approve the MFS Agreement, the Board considered all factors that it believed relevant to the interests of the Funds and Owners, including but not limited to:

•

Fees and expenses. The investment advisory fee schedules proposed for each Fund, including (i) comparative information provided by Lipper regarding investment advisory fee rates paid to other advisers by similar funds; and (ii) fee rates proposed to be paid to MFS by each Fund, in each case, relative to (i) those currently paid by the Funds to Sun Capital and (ii) those paid by similar funds and institutional accounts advised by MFS. The Board also received and considered information regarding the differences in the type and level of services required for the Funds and institutional accounts more generally. The Board noted that in the case of each of the SC Goldman Sachs Short Duration Fund, SC Goldman Sachs Mid Cap Value Fund, Sun Capital Global Real Estate Fund, SC BlackRock Inflation Protected Bond Fund, SC Ibbotson Conservative Fund, SC Ibbotson Balanced Fund and SC Ibbotson Growth Fund, the fee rates proposed to be payable to MFS were lower than those currently payable to Sun Capital. The Board noted that in the case of SC BlackRock Small Cap Index Fund, the small

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proposed increase in fee from 0.375% on assets between $0 and $500 million and 0.35% on assets over $500 million to 0.40% on all assets reflected the transition of this Fund’s investment approach by MFS from a passive index strategy to an actively managed strategy requiring significantly greater expertise and effort. The Board noted that the proposed fee payable to MFS for each remaining Fund was the same as the fee currently payable to Sun Capital. Taking into account the foregoing, the Board concluded that the proposed fee schedules for each Fund represent reasonable compensation in light of the nature, extent and quality of the investment services to be provided to such Fund by MFS.

•

Economies of scale. The extent to which economies of scale would be realized as each Fund grows. In this regard, the Board observed that the advisory fees proposed to be charged to certain Funds contain breakpoints, whereas the fees proposed to be charged to other Funds do not. The Board concluded that, to the extent economies of scale exist in the management of a Fund at its current asset level, each Fund’s proposed fee schedule represents an appropriate sharing of such economies of scale between the Fund and MFS.

•

Profitability; Other benefits to MFS. The costs of the services to be provided, and profits to be realized, by MFS and its affiliates from their relationship with each Fund. Because the MFS Agreement has not yet taken effect, the Board was unable to consider any historical profitability information regarding MFS’ management of the Funds. The Current Independent Trustees did receive and consider information regarding the historical profitability levels of Sun Capital with respect to each Fund, as well as information regarding MFS’ overall profitability with respect to its management of the MFS Funds. The Board also considered other potential benefits to MFS and its affiliates from their relationships with the Funds. The Board concluded that each Fund’s investment advisory fee schedule represented reasonable compensation for the services to be provided to each Fund.

•

Investment performance. The investment performance of MFS in managing similar funds or other accounts including similar strategies, both absolute and relative to various benchmarks and industry peer groups, including comparative information provided by Lipper regarding each Fund’s performance relative to other similar Funds. In this regard, the Board noted MFS’ strong investment performance across a broad range of strategies and time periods.

•

Nature, quality and extent of services. The nature, scope and quality of the services that MFS would provide to the Funds. In this regard, the Board considered, among other things, MFS’ personnel (including particularly those personnel who would have responsibilities for providing services to the Funds), resources, policies and investment processes. The Board considered that the types of services to be provided under the investment advisory agreements were comparable to those typically found in agreements of such type. In this regard, the Board concluded that the quality and range of services to be provided by MFS should benefit each Fund.

•

Brokerage practices. The practices of MFS regarding the selection and compensation of brokers and dealers to execute portfolio transactions for the Funds, including the brokers’ and dealers’ provision of brokerage and research services to MFS.

•

Compliance. MFS’ commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered MFS’ commitment of attention and resources to compliance functions relevant to the Funds’ operations.

After due consideration of these and other factors that it considered relevant, the Board determined to approve the MFS Agreement as to each Fund and concluded that the approval of such agreement was in the best interest of the Fund and the Owners and recommended that the Funds’ shareholders vote for their approval and that Owners instruct Sun Life (U.S.) and Sun Life (N.Y.) that they vote for their approval. In reaching this conclusion, the Board did not give particular weight to any single factor noted above. The Board considered these and other factors over the course of multiple meetings, certain of which were held in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the MFS Agreement as to each Fund.

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Exhibit M: Form of Plan of Liquidation

RECITALS

Plan of Liquidation dated December [    ], 2012 by Sun Capital Advisers Trust (the “Trust”) on behalf of certain of its series.

The Trust is a statutory trust organized on July 13, 1998 and existing under the laws of the State of Delaware. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust issues shares of beneficial interest (with no par value) in separate series, each series representing a fractional undivided interest in a particular investment portfolio. This Plan of Liquidation relates to the following series: SC AllianceBernstein International Value Fund, SC BlackRock International Index Fund, SC BlackRock Large Cap Index Fund, and Sun Capital Money Market Fund (each, a “Liquidating Fund,” collectively, the “Liquidating Funds”).

The Trust serves as an investment medium for variable annuity contracts and variable life insurance policies (“variable contracts”) issued by Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) and Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”). Sun Life (U.S.) and Sun Life (N.Y.) are both indirect, wholly-owned subsidiaries of Sun Life Financial Inc. Shares of the Trust currently are held only by: (i) separate accounts of Sun Life (U.S.) and Sun Life (N.Y.) (the “Accounts”); and (ii) other series of the Trust that are owned exclusively by the Accounts.

Sun Capital Advisers LLC (“Sun Capital”) is the investment adviser to the Liquidating Funds. Sun Capital is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Board of Trustees of the Trust has determined that it is in the best interests of each Liquidating Fund, its shareholders and owners of variable contracts indirectly invested in the Liquidating Fund (“Owners”) to liquidate such Liquidating Fund (each such liquidation, the “Liquidation”).

I.	THE LIQUIDATION DATE

The liquidation date (“Liquidation Date”) shall be December [ ], 2012, or such other date as shall be specified by the Board of Trustees of the Trust or the appropriate officers of the Trust pursuant to authority granted by the Board of Trustees of the Trust.

In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by a Liquidating Fund is halted or otherwise disrupted on the proposed Liquidation Date so that, in the judgment of the Board of Trustees of the Trust (or appropriate Trust officers acting under the authority of the Board of Trustees), accurate appraisal of the net assets of the Liquidating Fund is impracticable, the Liquidation Date shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

THE LIQUIDATION

Provided that all of the conditions precedent to the Liquidation described in Article IV are fulfilled, then, as of the Liquidation Date, each Liquidating Fund will distribute its net assets to shareholders by redeeming their shares for cash, and the shares of the Liquidating Fund shall be cancelled, and the Liquidating Fund shall engage in no other business except to wind up its operations and completely terminate.

During the period between approval of the Liquidation and the Liquidation Date (such period, the “Liquidation Period”), the Trust shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of each Liquidating Fund. If the Trust is unable to pay, discharge or otherwise provide for any liabilities of a Liquidating Fund during the Liquidation Period, the Liquidating Fund may (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Liquidating Fund on the Liquidating Fund’s books as of the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Board of Trustees of the Trust shall reasonably deem to exist against the assets of the Liquidating Fund on the Liquidating Fund’s books. Distribution of liquidation proceeds to a Liquidating Fund’s shareholders shall constitute a full cancellation of those shares and shall terminate any continuing rights of the holders of such Liquidating Fund shares as such.

II.	REINVESTMENT OF PROCEEDS

Immediately following the distribution of liquidation proceeds to shareholders, Sun Life (U.S.) or Sun Life (N.Y.) will reinvest the cash proceeds distributed to each of their separate accounts by transferring the proceeds from subaccounts that hold Liquidating Fund shares to other subaccounts pursuant to the transfer instructions received from Owners. For variable contracts as to which the Owner has not provided timely transfer instructions, Sun Life (U.S.) or Sun Life (N.Y.) will transfer contract value to the subaccount that invests in shares of the money market fund option that is available under the Owner’s variable contract.

III.	DIVIDEND DECLARATION

By the Liquidation Date, each Liquidating Fund will sell its portfolio securities for cash or permit them to mature, reduce any other assets to cash or cash equivalents, pay any liabilities, and the Board of Trustees of the Trust (or appropriate Trust officers acting under the authority of the Board of Trustees) will declare and pay a dividend on the Liquidating Fund shares representing the Liquidating Fund’s accrued but undistributed net investment income and net realized capital gains through the Liquidation Date as well as any other dividend necessary to enable the Liquidating Fund to avoid any liability for federal income and excise taxes.

IV.	OTHER CONDITIONS PRECEDENT TO THE LIQUIDATION

The Board of Trustees of the Trust will call a meeting of the holders of Liquidating Fund shares in order to submit to such holders the Plan of Liquidation for their approval or disapproval. Prior to the Liquidation Date, the holders of Liquidating Fund shares shall meet and approve the Plan of Liquidation by the affirmative vote of a majority of the shares entitled to vote at such meeting.

Prior to any meeting of the holders of Liquidating Fund shares, the Trust shall distribute to such holders entitled to vote at such meeting (and to Owners represented by such shares) a proxy statement and other proxy materials (including voting instruction forms) that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. This proxy statement and proxy materials will not contain an untrue statement of material fact nor omit to state a material fact required to be stated therein or necessary to make statements therein not misleading in the context in which they are made.

Prior to the Liquidation Date, the Trust will receive an opinion from tax counsel for Sun Life (U.S.) and Sun Life (N.Y.) substantially to the effect that no gain or loss will be recognized by Owners of variable contracts indirectly invested in the Liquidating Fund upon the liquidation, followed by the transfer of variable contract value to alternative subaccounts of any Sun Life (U.S.) or Sun Life (N.Y.) separate account.

V.	MISCELLANEOUS

At any time prior to the Liquidation Date, the Liquidation may be postponed or abandoned by the Board of Trustees of the Trust (or appropriate Trust officers acting under the authority of the Board of Trustees). In the event that it is abandoned, the Plan of Liquidation shall become void and have no effect, without liability on the part of any of the Liquidating Funds or the holders of Liquidating Fund shares.

Massachusetts Financial Services Company will pay the expenses of carrying out the Liquidation, including the costs of soliciting voting instructions from Owners of Sun Life U.S. and Sun Life N.Y. variable contracts indirectly invested in the Liquidating Funds, but excluding the brokerage commissions and similar charges and cost (if any) of Liquidating Fund portfolio investments in preparation for and in connection with the Liquidation.

The Board of Trustees of the Trust and, subject to the direction of the Board of Trustees, the officers of the Trust, shall have authority to do or authorize any or all acts as provided for in this Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

The Trust shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

The Board of Trustees of the Trust shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of each Liquidating Fund, and the distribution of the Liquidating Fund’s net assets to its shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986, and the Declaration of Trust, if the Trustees determine that such action would be advisable and in the best interests of the Liquidating Fund and its shareholders.

As soon after the Liquidation Date as is reasonably practicable, the Trust will: (1) prepare and file all federal and other tax returns and reports of the Liquidating Fund required by law with respect to all periods ending on or before the Liquidation Date, (2) pay all federal and other taxes due thereon, but not paid by the Liquidation Date, (3) prepare and file any other required regulatory reports, including but not limited to any Form N-SAR Report and Rule 24f-2 notices with respect to the Liquidating Fund, and (4) take any other steps necessary or proper to effect the termination or dissolution of the Liquidating Fund under federal or state law.

The Plan of Liquidation and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Delaware.

Table 1

Sun Capital Fund (Date of Sun Capital Advisory Agreement)	Date Advisory Agreement Last Submitted to a Vote of Security Holders[1]	Sun Capital Advisory Fee	Proposed MFS Advisory Fee	Fees Paid to Sun Capital During the Last Fiscal Year G = Gross N= Net	Fees that Would Have Been Paid During the Last Fiscal Year if MFS Fees were in Place G = Gross N= Net	Proposed Fee as a Percentage of Prior Fee G = Gross N= Net	Fees Paid From Sun Capital to Subadviser During the Last Fiscal Year	Initial Class Total Expense Ratio*				Service Class Total Expense Ratio*
								Current Sun Capital Ratio#		MFS Pro Forma		Current Sun Capital Ratio#		MFS Pro Forma
SC SM BlackRock Inflation Protected Bond Fund (10/1/08)	10/1/08	0.650%[2] ALL	0.500% ALL	G: $3,128,009 N: $3,117,334	G: $2,406,161 N: $2,406,161	G: 77% N: 77%	$451,125	0.67%		0.59%		0.92%		0.84%
SC SM Goldman Sachs Mid Cap Value Fund (2/29/08)	3/7/08	1.050%[2] ALL	0.750% $ 0-$1b 0.700% over $1b	G: $2,812,092 N: $2,812,092	G: $2,008,637 N: $2,008,637	G: 71% N: 71%	$1,071,273	1.06%		0.83%		1.31%		1.08%
SC SM Goldman Sachs Short Duration Fund (2/29/08)	3/7/08	0.640%[2] ALL	0.400% ALL	G: $7,562,100 N: $7,562,100	G: $4,726,313 N: $4,726,313	G: 63% N: 63%	$1,804,209	0.65%		0.47%		0.90%		0.72%
Sun Capital Global Real Estate Fund (11/4/98)	11/4/98	0.950% ALL	0.900% $0-$1b 0.750% $1b-$2.5b 0.650% over $2.5b	G: $2,223,032 N: $2,088,959	G: $2,106,030 N: $1,986,247	G: 95% N: 95%	$594,351	1.06%		0.95%		1.31%		1.20%
SC SM Columbia Small Cap Value Fund (10/1/08)	10/1/08	0.900% $0-$250m 0.850% over $250m	0.900% $0-$250m 0.850% over $250m	G: $560,773 N: $510,301	G: $560,773 N: $497,595	G: 100% N: 98%	$342,695	1.16%		1.05%		1.41%		1.30%
SC SM Ibbotson Balanced Fund (10/1/08)	10/1/08	0.125% ALL	None	G: $2,136,588 N: $2,136,588	None	Not Applicable	$1,367,416	0.91%	**	0.85%	**	1.16%	**	1.10%	**
SC SM Ibbotson Conservative Fund (10/1/08)	10/1/08	0.125% ALL	None	G: $1,065,192 N: $1,065,192	None	Not Applicable	$681,723	0.90%	**	0.79%	**	1.15%	**	1.04%	**
SC SM Ibbotson Growth Fund (10/1/08)	10/1/08	0.125% ALL	None	G: $731,974 N: $701,435	None	Not Applicable	$468,463	0.97%	**	0.94%	**	1.22%	**	1.19%	**
SC SM BlackRock Small Cap Index Fund (5/1/00)	5/1/00	0.375% $0-$500m 0.350% over $500m	0.400% ALL	G: $719,592 N: $544,349	G: $767,565 N: $767,565	G: 107% N: 141%^^^	$114,685	0.61%		0.51%		0.86%		0.76%

1	Submitted to a vote of security holders for initial approval of the advisory agreement.
2	Unified Fee
*	These total expense ratios are net of any fee waivers and expense reimbursements.
**	These fund of fund total expense ratios include “Acquired Fund Fees and Expenses.”
#	Per current prospectus dated May 1, 2012.
^^^	Although the MFS management fee is higher than Sun Capital’s management fee, MFS has agreed to set total expense ratio caps that ensure that the total expense ratio of the Fund will be lower when managed by MFS.

T-1-1

Sun Capital Fund (Date of Sun Capital Advisory Agreement)	Date Advisory Agreement Last Submitted to a Vote of Security Holders[1]	Sun Capital Advisory Fee	Proposed MFS Advisory Fee	Fees Paid to Sun Capital During the Last Fiscal Year G = Gross N= Net	Fees that Would Have Been Paid During the Last Fiscal Year if MFS Fees were in Place G = Gross N= Net	Proposed Fee as a Percentage of Prior Fee G = Gross N= Net	Fees Paid From Sun Capital to Subadviser During the Last Fiscal Year	Initial Class Total Expense Ratio*		Service Class Total Expense Ratio*
								Current Sun Capital Ratio#	MFS Pro Forma	Current Sun Capital Ratio#	MFS Pro Forma
SC SM WMC Large Cap Growth Fund (5/1/06)	5/1/06	0.750% $0-$750m 0.700% over $750m	0.750% $0-$1b 0.650% over $1b	G: $1,488,628 N: $1,431,862	G: $1,488,628 N: $1,488,628	G: 100% N: 104%^^	$843,935	0.90%	0.86%	1.16%	1.11%
SC SM Davis Venture Value Fund (5/1/00)	5/1/00	0.750% $0-$500m 0.700% over $500m	0.750% $0-$1b 0.650% over $1b	G: $3,098,132 N: $3,098,132	G: $3,098,132 N: $3,098,132	G: 100% N: 100%	$1,702,337	0.86%	0.84%	1.11%	1.09%
SC SM WMC Blue Chip Mid Cap Fund (8/27/99)	8/31/99	0.800% $0-$300m 0.750% over $300m	0.750% $0-$1b 0.700% over $1b	G: $1,461,926 N: $1,461,926	G: $1,370,566 N: $1,370,566	G: 94% N: 94%	$872,333	0.96%	0.87%	1.21%	1.12%
SC SM Invesco Small Cap Growth Fund (10/1/08)	10/1/08	0.950% $0-$250m 0.900% over $250m	0.900% $0-$250m 0.850% over $250m	G: 377,976 N: $299,603	G: $358,083 N: $338,033	G: 95% N: 113%^^	$238,722	1.16%	1.15%	1.41%	1.40%
Sun Capital Investment Grade Bond Fund® (11/4/98)	11/4/98	0.600% ALL	0.500% ALL	G: $2,564,327 N: $2,564,327	G: $2,136,939 N: $2,136,939	G: 83% N: 83%	Not Applicable	0.71%	0.58%	0.96%	0.83%
SC SM PIMCO Total Return Fund (10/1/08)	10/1/08	0.650%[2] ALL	0.500% ALL	G: $5,923,060 N: $5,901,494	G: $4,556,200 N: $4,556,200	G: 77% N: 77%	$2,284,799	0.66%	0.57%	0.91%	0.82%
SC SM Lord Abbett Growth & Income Fund (2/29/08)	3/7/08	0.870%[2] ALL	0.750% $0-$1b 0.650% over $1b	G: $4,427,460 N: $4,413,356	G: $3,816,776 N: $3,816,776	G: 86% N: 86%	$1,512,259	0.88%	0.82%	1.13%	1.07%
SC SM PIMCO High Yield Fund (2/29/08)	3/7/08	0.740%[2] ALL	0.700% $0-$1b 0.650% over $1b	G: $1,315,627 N: $1,315,627	G: $1,255,512 N: $1,158,159	G: 95% N: 88%	$445,586	0.75%	0.75%	1.00%	1.00%

1	Submitted to a vote of security holders for initial approval of the advisory agreement.
2	Unified Fee
*	These total expense ratios are net of any fee waivers and expense reimbursements.
#	Per current prospectus dated May 1, 2012.
^^	MFS contractual management fee would be the same or lower than Sun Capital, and the Fund’s total expense ratio would be lower with the MFS proposed fees. Net amounts paid to MFS may appear to be higher than what was actually paid to Sun Capital because the proposed MFS expense structure requires less fee waivers.

T-1-2

Sun Capital Fund (Date of Sun Capital Advisory Agreement)	Date Advisory Agreement Last Submitted to a Vote of Security Holders[1]	Sun Capital Advisory Fee	Proposed MFS Advisory Fee	Fees Paid to Sun Capital During the Last Fiscal Year G = Gross N= Net	Fees that Would Have Been Paid During the Last Fiscal Year if MFS Fees were in Place G = Gross N= Net	Proposed Fee as a Percentage of Prior Fee G = Gross N= Net	Fees Paid From Sun Capital to Subadviser During the Last Fiscal Year	Initial Class Total Expense Ratio*		Service Class Total Expense Ratio*
								Current Sun Capital Ratio#	MFS Pro Forma	Current Sun Capital Ratio#	MFS Pro Forma
SC SM AllianceBernstein International Value Fund (10/1/08)	10/1/08	0.630% ALL	0.630% ALL	G: $495,766 N: $318,742	G: $495,766 N: $430,866	G: 100% N: 135%^^	$275,425	0.76%	0.75%	1.01%	1.00%
SC SM BlackRock International Index Fund (11/10/10)	11/12/10	0.400% $0-$500m 0.375% over $500m	0.400% $0-$500m 0.375% over $500m	G: $262,149 N: $0	G: $262,149 N: $54,153	G: 100% N: N/A^^	$52,430	0.61%	0.60%	0.86%	0.85%
SC SM BlackRock Large Cap Index Fund (4/1/02)	4/1/02	0.350% $0-$500m 0.325% over $500m	0.350% $0-$500m 0.325% over $500m	G: 464,833 N: $398,438	G: 464,833 N: $403,387	G: 100% N: 101%^^	$53,124	0.51%	0.50%	0.76%	0.75%
Sun Capital Money Market Fund® (11/4/98)	11/4/98	0.500% ALL	0.500% ALL	G: $1,007,486 N: $0	G: 1,007,486 N: $0	G: 100% N: N/A	Not Applicable	0.52%	0.52%	0.77%	0.77%

1	Submitted to a vote of security holders for initial approval of the advisory agreement.
*	These total expense ratios are net of any fee waivers and expense reimbursements.
#	Per current prospectus dated May 1, 2012.
^^	MFS contractual management fee would be the same or lower than Sun Capital, and the Fund’s total expense ratio would be lower with the MFS proposed fees. Net amounts paid to MFS may appear to be higher than what was actually paid to Sun Capital because the proposed MFS expense structure requires less fee waivers.

T-1-3

Table 2

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the SC BlackRock Small Cap Index Fund and compares the Fund’s actual operating expenses for the fiscal year ended December 31, 2011 under the Current Agreement with the Fund’s pro forma operating expenses for the same year if the MFS Agreement had been in place for the entire fiscal year. The expenses shown in the table would be higher if they included the fees and expenses of the variable annuity and variable life insurance contracts through which the Fund is offered. Please see the prospectus for your variable contract for more information.

Initial Class

	Fiscal Year Ended December 31, 2011	Pro Forma
Management Fee	0.38%	0.40%
Other Expenses	0.32%	0.11%
Total Annual Fund Operating Expenses	0.70%	0.51%
Fee Waiver and Expense Reimbursement	(0.09)%	0.00%
Net Annual Fund Operating Expenses	0.61%[1]	0.51%[2]

[1]

Net Annual Fund Operating Expenses reflect an expense limitation agreement under which Sun Capital has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit certain other operating expenses until at least April 30, 2013.

[2]

MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity) such that “Total Annual Fund Operating Expenses” do not exceed 0.60% of the Fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the Fund’s Board of Trustees, but such agreement will continue until at least December 31, 2014.

Service Class

	Fiscal Year Ended December 31, 2011	Pro Forma
Management Fee	0.38%	0.40%
Distribution (12b-1) Fee	0.25%	0.25%
Other Expenses	0.32%	0.11%
Total Annual Fund Operating Expenses	0.95%[1]	0.76%
Fee Waiver and Expense Reimbursement	(0.09)%	0.00%
Net Annual Fund Operating Expenses	0.86%[2]	0.76%[3]

[1]

Total Annual Fund Operating Expenses shown differ from the Fund’s ratio of gross expenses to average net assets appearing in the financial highlights table in the Fund’s prospectus, which includes the operating expenses of the Fund but does not include any indirect expenses incurred by the Fund as a result of investing in an underlying fund (“Acquired Fund Fees and Expenses”), which are required to be included in the table above.

[2]

Net Annual Fund Operating Expenses reflect an expense limitation agreement under which Sun Capital has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit certain other operating expenses until at least April 30, 2013.

[3]

MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity) such that “Total Annual Fund Operating Expenses” do not exceed 0.85% of the Fund’s average daily net assets annually for Service Class shares. This written agreement will continue until modified by the Fund’s Board of Trustees, but such agreement will continue until at least December 31, 2014.

T-2-1

Example

This Example is intended to help you compare the cost of investing in shares of the SC BlackRock Small Cap Index Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Please note that the Example does not reflect the separate account fees charged in the variable annuity and variable life insurance contracts through which the Fund is offered. If those separate account fees were reflected, the costs shown below would be higher. Please see the prospectus for your variable contract for more details on the separate account fees.

Fiscal Year Ended December 31, 2011

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Initial Class	$62	$215	$381	$862
Service Class	$88	$294	$517	$1,158

Pro Forma

Although your actual costs may be higher or lower, based on the above assumptions and assuming the MFS Agreement was in place throughout the fiscal year ended December 31, 2011, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Initial Class	$52	$164	$285	$640
Service Class	$78	$243	$422	$942

T-2-2

Table 3

As of September 4, 2012, each Fund had the number of shares outstanding set forth in the table below.

	Number of Shares Outstanding
Fund	Initial Class	Service Class	Total
Sun Capital Global Real Estate Fund	8,070,068.043	9,112,116.249	17,182,184.292
Sun Capital Investment Grade Bond Fund®	31,742,777.821	18,826,380.496	50,569,158.317
Sun Capital Money Market Fund®	53,594,987.680	123,246,856.530	176,841,844.210
SCSM AllianceBernstein International Value Fund	10,034,702.856	445,714.629	10,480,417.485
SCSM BlackRock Inflation Protected Bond Fund	18,150,654.434	25,032,118.623	43,182,773.057
SCSM BlackRock International Index Fund	8,715,990.354	754,264.473	9,470,254.827
SCSM BlackRock Large Cap Index Fund	13,478,966.332	3,943,997.194	17,422,963.526
SCSM BlackRock Small Cap Index Fund	8,579,084.597	5,239,389.232	13,818,473.829
SCSM Columbia Small Cap Value Fund	5,128,223.127	1,390,515.914	6,518,739.041
SCSM Davis Venture Value Fund	12,248,554.913	20,108,403.225	32,356,958.138
SCSM Goldman Sachs Mid Cap Value Fund	21,397,518.668	3,357,467.338	24,754,986.006
SCSM Goldman Sachs Short Duration Fund	105,776,444.030	17,565,702.163	123,342,146.193
SCSM Ibbotson Balanced Fund	304,414.986	158,048,045.605	158,352,460.591
SCSM Ibbotson Conservative Fund	461,615.435	79,495,832.620	79,957,448.055
SCSM Ibbotson Growth Fund	241,478.250	48,285,083.569	48,526,561.819
SCSM Ibbotson Tactical Opportunities Fund	58,827,095.067	N/A	58,827,095.067
SCSM Invesco Small Cap Growth Fund	2,565,981.003	1,226,341.484	3,792,322.487
SCSM Lord Abbett Growth & Income Fund	60,411,404.310	2,168,604.125	62,580,008.435
SCSM PIMCO High Yield Fund	14,462,835.985	3,441,785.443	17,904,621.428
SCSM PIMCO Total Return Fund	27,866,170.162	63,872,118.516	91,738,288.678
SCSM WMC Blue Chip Mid Cap Fund	9,327,779.555	2,232,209.157	11,559,988.712
SCSM WMC Large Cap Growth Fund	16,983,143.099	1,580,838.896	18,563,981.995

Totals	488,369,890.707	589,373,785.481	1,077,743,676.188

T-3

Table 4

As of September 4, 2012, 100% of the outstanding voting securities of the Funds were owned of record by separate accounts of Sun Life (U.S.) or Sun Life (N.Y.) and/or by one of the SC Ibbotson Funds-of-Funds. As of that date, the following shareholders owned of record more than 5% of the outstanding shares of the following classes of the Funds.

Fund	Name and Address of Investor	Class of Shares	Percentage Ownership
SC Ibbotson Balanced Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class Service Class	72.23 93.03	% %
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class Service Class	27.77 6.97	% %
SC Ibbotson Conservative Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class Service Class	100 93.84	% %
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	6.16%
SC Ibbotson Growth Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class Service Class	80.71 92.61	% %
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class Service Class	19.29 7.39	% %
SC Ibbotson Tactical Opportunities Fund	SC Ibbotson Balanced Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	65.23%
	SC Ibbotson Conservative Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	16.18%
	SC Ibbotson Growth Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	18.59%
SC AllianceBernstein International Value Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	94.13%
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	5.87%

T-4-1

Fund	Name and Address of Investor	Class of Shares	Percentage Ownership
	SC Ibbotson Balanced Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	55.09%
	SC Ibbotson Conservative Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	24.32%
	SC Ibbotson Growth Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	19.26%
SC Columbia Small Cap Value Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	92.84%
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	7.16%
	SC Ibbotson Balanced Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	54.69%
	SC Ibbotson Conservative Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	21.59%
	SC Ibbotson Growth Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	22.02%
SC Davis Venture Value Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class Service Class	13.86 91.85	% %
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	8.15%
	SC Ibbotson Balanced Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	47.01%
	SC Ibbotson Conservative Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	15.05%
	SC Ibbotson Growth Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	24.04%
SC Goldman Sachs Mid Cap Value Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class Service Class	45.18 93.10	% %

T-4-2

Fund	Name and Address of Investor	Class of Shares	Percentage Ownership
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	6.90%
	SC Ibbotson Balanced Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	28.84%
	SC Ibbotson Conservative Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	11.94%
	SC Ibbotson Growth Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	11.68%
SC Invesco Small Cap Growth Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	91.10%
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	8.90%
	SC Ibbotson Balanced Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	65.35%
	SC Ibbotson Growth Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	32.94%
SC Lord Abbett Growth & Income Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class Service Class	77.66 87.83	% %
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class Service Class	5.62 12.17	% %
	SC Ibbotson Balanced Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	9.36%
SC WMC Blue Chip Mid Cap Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class Service Class	24.77 94.50	% %

T-4-3

Fund	Name and Address of Investor	Class of Shares	Percentage Ownership
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	5.50%
	SC Ibbotson Balanced Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	37.15%
	SC Ibbotson Conservative Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	18.45%
	SC Ibbotson Growth Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	19.34%
SC WMC Large Cap Growth Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class Service Class	13.10 90.66	% %
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	9.34%
	SC Ibbotson Balanced Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	44.57%
	SC Ibbotson Conservative Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	22.10%
	SC Ibbotson Growth Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	19.12%
Sun Capital Global Real Estate Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class Service Class	41.83 92.52	% %
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	7.48%
	SC Ibbotson Balanced Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	42.52%
	SC Ibbotson Growth Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	15.06%

T-4-4

Fund	Name and Address of Investor	Class of Shares	Percentage Ownership
Sun Capital Investment Grade Bond Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class Service Class	8.15 93.68	% %
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	6.32%
	SC Ibbotson Balanced Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	49.72%
	SC Ibbotson Conservative Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	33.26%
	SC Ibbotson Growth Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	8.77%
Sun Capital Money Market Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class Service Class	98.27 93.87	% %
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	6.13%
SC BlackRock Inflation Protected Bond fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	93.44%
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	6.56%
	SC Ibbotson Balanced Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	45.01%
	SC Ibbotson Conservative Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	44.95%
	SC Ibbotson Growth Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	8.92%
SC BlackRock Large Cap Index Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	94.06%

T-4-5

Fund	Name and Address of Investor	Class of Shares	Percentage Ownership
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	5.94%
	SC Ibbotson Balanced Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	55.29%
	SC Ibbotson Conservative Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	25.46%
	SC Ibbotson Growth Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	18.07%
SC BlackRock Small Cap Index Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class Service Class	40.40 93.60	% %
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	6.40%
	SC Ibbotson Balanced Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	27.70%
	SC Ibbotson Conservative Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	13.60%
	SC Ibbotson Growth Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	17.73%
SC BlackRock International Index Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	93.98%
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	6.02%
	SC Ibbotson Balanced Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	53.24%
	SC Ibbotson Conservative Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	17.56%
	SC Ibbotson Growth Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	28.63%

T-4-6

Fund	Name and Address of Investor	Class of Shares	Percentage Ownership
SC Goldman Sachs Short Duration Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class Service Class	44.21 93.21	% %
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	6.79%
	SC Ibbotson Balanced Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	27.50%
	SC Ibbotson Conservative Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	21.30%
SC PIMCO Total Return Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	92.73%
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	7.27%
	SC Ibbotson Balanced Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	51.40%
	SC Ibbotson Conservative Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	31.42%
	SC Ibbotson Growth Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	12.04%
SC PIMCO High Yield Fund	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class Service Class	29.63 92.98	% %
	Sun Life Insurance and Annuity Company of New York One Sun Life Executive Park Wellesley Hills, MA 02481	Service Class	7.02%
	SC Ibbotson Balanced Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	42.24%
	SC Ibbotson Conservative Fund One Sun Life Executive Park Wellesley Hills, MA 02481	Initial Class	27.88%

T-4-7

EVERY CONTRACT OWNER’S VOTING INSTRUCTION IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

FUNDS	FUNDS	FUNDS
Sun Capital Global Real Estate Fund	Sun Capital Investment Grade Bond Fund®	Sun Capital Money Market Fund®
SCSM AllianceBernstein International Value Fund	SCSM BlackRock Inflation Protected Bond Fund	SCSM BlackRock International Index Fund
SCSM BlackRock Large Cap Index Fund	SCSM BlackRock Small Cap Index Fund	SCSM Columbia Small Cap Value Fund
SCSM Davis Venture Value Fund	SCSM Goldman Sachs Mid Cap Value Fund	SCSM Goldman Sachs Short Duration Fund
SCSM Ibbotson Balanced Fund	SCSM Ibbotson Conservative Fund	SCSM Ibbotson Growth Fund
SCSM Ibbotson Tactical Opportunities Fund	SCSM Invesco Small Cap Growth Fund	SCSM Lord Abbett Growth & Income Fund
SCSM PIMCO High Yield Fund	SCSM PIMCO Total Return Fund	SCSM WMC Blue Chip Mid Cap Fund
SCSM WMC Large Cap Growth Fund

VOTING INSTRUCTION	SUN CAPITAL ADVISERS TRUST	VOTING INSTRUCTION
One Sun Life Executive Park
Wellesley Hills, MA 02481
SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON NOVEMBER 26, 2012

[Insurance Company Name ( Separate Account Name)]

I hereby instruct the above referenced insurance company to vote, as indicated on the back of this form, the shares of the Fund(s) to which I am entitled to give instructions at the Special Meetings of Shareholders of Sun Capital Advisers Trust to be held on November 26, 2012, at 10:00 a.m., Eastern time, at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 and any adjournments thereof (each, a “Meeting” and collectively, the “Meetings”).

The insurance company will follow voting instructions provided on a properly executed voting instruction form. If you sign without otherwise indicating a vote on a Proposal, the insurance company will vote “FOR” such Proposal. As to any other matter that may properly come before the Meetings, this voting instruction card grants discretionary power to the insurance company to vote upon such other matter in accordance with its judgment. If you fail to return this voting instruction card or return it unsigned, the insurance company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund(s) actually received from contract owners in the separate account. The undersigned hereby acknowledges receipt of the Notice of Special Meetings and the Proxy Statement, and revokes any voting instruction heretofore given with respect to the Meetings.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name appears on this voting instruction card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature and Title, if applicable

Signature (if held jointly)

Date	SCA_23952VI_100512

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE “FOR” EACH PROPOSAL LISTED BELOW.

To vote, completely fill in the relevant box in blue or black ink. Example:  ¢

☐ f	To vote in accordance with ALL of the Trustees’ recommendations mark this box and DO NOT mark any other boxes on this card. (If you mark this box and also mark any box below in a manner that is inconsistent with the Trustees’ recommendation, that vote will not be voted and this card will be returned to you for clarification of the inconsistent vote).

To vote each proposal separately, fill in the relevant boxes below.

1.	To elect ten individuals as members of the Board of Trustees of the Trust.
	Shareholders of all Funds will vote together on Proposal 1.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	01.	Robert E. Butler	02.	Maureen R. Goldfarb	03.	David H. Gunning	☐	☐	☐
	04.	William R. Gutow	05.	Michael Hegarty	06.	John P. Kavanaugh
	07.	Robert J. Manning	08.	J. Dale Sherratt	09.	Laurie J. Thomsen
	10.	Robert W. Uek

To withhold your vote for any nominee(s), mark the “For All Except” box and write the nominee’s number on the line provided below.

2.	To approve a new advisory agreement with Massachusetts Financial Services Company.
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Sun Capital Global Real Estate Fund		☐	☐	☐	Sun Capital Investment Grade Bond Fund®	☐	☐	☐
Sun Capital Money Market Fund®		☐	☐	☐	SCSM AllianceBernstein International Value Fund	☐	☐	☐
SCSM BlackRock Inflation Protected Bond Fund		☐	☐	☐	SCSM BlackRock International Index Fund	☐	☐	☐
SCSM BlackRock Large Cap Index Fund		☐	☐	☐	SCSM BlackRock Small Cap Index Fund	☐	☐	☐
SCSM Columbia Small Cap Value Fund		☐	☐	☐	SCSM Davis Venture Value Fund	☐	☐	☐
SCSM Goldman Sachs Mid Cap Value Fund		☐	☐	☐	SCSM Goldman Sachs Short Duration Fund	☐	☐	☐
SCSM Ibbotson Balanced Fund		☐	☐	☐	SCSM Ibbotson Conservative Fund	☐	☐	☐
SCSM Ibbotson Growth Fund		☐	☐	☐	SCSM Invesco Small Cap Growth Fund	☐	☐	☐
SCSM Lord Abbett Growth & Income Fund		☐	☐	☐	SCSM PIMCO High Yield Fund	☐	☐	☐
SCSM PIMCO Total Return Fund		☐	☐	☐	SCSM WMC Blue Chip Mid Cap Fund	☐	☐	☐
SCSM WMC Large Cap Growth Fund		☐	☐	☐

						FOR	AGAINST	ABSTAIN
3.	To approve an amendment to the Trust’s Declaration of Trust.					☐	☐	☐
Shareholders of all Funds will vote together on Proposal 3.

4.	To approve revisions to, or elimination of, fundamental investment restrictions regarding:

4.a.	Industry concentration;
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Sun Capital Global Real Estate Fund		☐	☐	☐	SCSM BlackRock Inflation Protected Bond Fund	☐	☐	☐
SCSM BlackRock Small Cap Index Fund		☐	☐	☐	SCSM Columbia Small Cap Value Fund	☐	☐	☐
SCSM Goldman Sachs Mid Cap Value Fund		☐	☐	☐	SCSM Goldman Sachs Short Duration Fund	☐	☐	☐
SCSM Ibbotson Balanced Fund		☐	☐	☐	SCSM Ibbotson Conservative Fund	☐	☐	☐
SCSM Ibbotson Growth Fund		☐	☐	☐

4.b.	Purchases or sales of real estate and commodities; and
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Sun Capital Global Real Estate Fund		☐	☐	☐	SCSM BlackRock Inflation Protected Bond Fund	☐	☐	☐
SCSM BlackRock Small Cap Index Fund		☐	☐	☐	SCSM Columbia Small Cap Value Fund	☐	☐	☐
SCSM Goldman Sachs Mid Cap Value Fund		☐	☐	☐	SCSM Goldman Sachs Short Duration Fund	☐	☐	☐
SCSM Ibbotson Balanced Fund		☐	☐	☐	SCSM Ibbotson Conservative Fund	☐	☐	☐
SCSM Ibbotson Growth Fund		☐	☐	☐

4.c.	Diversification.
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Sun Capital Global Real Estate Fund		☐	☐	☐	SCSM BlackRock Inflation Protected Bond Fund	☐	☐	☐
SCSM BlackRock Small Cap Index Fund		☐	☐	☐	SCSM Columbia Small Cap Value Fund	☐	☐	☐
SCSM Goldman Sachs Mid Cap Value Fund		☐	☐	☐	SCSM Goldman Sachs Short Duration Fund	☐	☐	☐
SCSM Ibbotson Balanced Fund		☐	☐	☐	SCSM Ibbotson Conservative Fund	☐	☐	☐
SCSM Ibbotson Growth Fund		☐	☐	☐

5.	To approve a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund’s shareholders.
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Sun Capital Money Market Fund®		☐	☐	☐	SCSM AllianceBernstein International Value Fund	☐	☐	☐
SCSM BlackRock International Index Fund		☐	☐	☐	SCSM BlackRock Large Cap Index Fund	☐	☐	☐

6.	To approve the reclassification of SC BlackRock Inflation Protected Bond Fund from a “diversified” fund to a “non-diversified” fund.
		FOR	AGAINST	ABSTAIN
SCSM BlackRock Inflation Protected Bond Fund		☐	☐	☐

7.	To transact such other business as may properly come before the Meetings and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Sun Capital Advisers Trust

Special Meetings of Shareholders to Be Held on November 26, 2012.

The Proxy Statement for these meetings is available at: https://www.proxy-direct.com/sca-23952

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

SCA_23952VI_100512

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

FUNDS	FUNDS	FUNDS
Sun Capital Global Real Estate Fund	Sun Capital Investment Grade Bond Fund®	Sun Capital Money Market Fund®
SCSM AllianceBernstein International Value Fund	SCSM BlackRock Inflation Protected Bond Fund	SCSM BlackRock International Index Fund
SCSM BlackRock Large Cap Index Fund	SCSM BlackRock Small Cap Index Fund	SCSM Columbia Small Cap Value Fund
SCSM Davis Venture Value Fund	SCSM Goldman Sachs Mid Cap Value Fund	SCSM Goldman Sachs Short Duration Fund
SCSM Ibbotson Balanced Fund	SCSM Ibbotson Conservative Fund	SCSM Ibbotson Growth Fund
SCSM Ibbotson Tactical Opportunities Fund	SCSM Invesco Small Cap Growth Fund	SCSM Lord Abbett Growth & Income Fund
SCSM PIMCO High Yield Fund	SCSM PIMCO Total Return Fund	SCSM WMC Blue Chip Mid Cap Fund
SCSM WMC Large Cap Growth Fund

PROXY	SUN CAPITAL ADVISERS TRUST	PROXY
One Sun Life Executive Park
Wellesley Hills, MA 02481
SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON NOVEMBER 26, 2012

The signer of this proxy card hereby appoints John T. Donnelly, Lena Metelitsa and Maura A. Murphy and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Special Meetings of Shareholders of Sun Capital Advisers Trust, on November 26, 2012 at 10:00 a.m., Eastern time, and at any adjournments thereof (each, a “Meeting” and collectively, the “Meetings”), all of the shares of the Fund(s) that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETINGS. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOU PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR FUND(S). THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature and Title, if applicable

Signature (if held jointly)

Date	SCA_23952_100512

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE “FOR” EACH PROPOSAL LISTED BELOW.

To vote, completely fill in the relevant box in blue or black ink. Example:  ¢

☐	f	To vote in accordance with ALL of the Trustees’ recommendations mark this box and DO NOT mark any other boxes on this card. (If you mark this box and also mark any box below in a manner that is inconsistent with the Trustees’ recommendation, that vote will not be voted and this card will be returned to you for clarification of the inconsistent vote).

To vote each proposal separately, fill in the relevant boxes below.

1.	To elect ten individuals as members of the Board of Trustees of the Trust.
	Shareholders of all Funds will vote together on Proposal 1.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	01.	Robert E. Butler	02.	Maureen R. Goldfarb	03.	David H. Gunning	☐	☐	☐
	04.	William R. Gutow	05.	Michael Hegarty	06.	John P. Kavanaugh
	07.	Robert J. Manning	08.	J. Dale Sherratt	09.	Laurie J. Thomsen
	10.	Robert W. Uek
	To withhold your vote for any nominee(s), mark the “For All Except” box and write the nominee’s number on the line provided below.

2.	To approve a new advisory agreement with Massachusetts Financial Services Company.
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Sun Capital Global Real Estate Fund		☐	☐	☐	Sun Capital Investment Grade Bond Fund®	☐	☐	☐
Sun Capital Money Market Fund®		☐	☐	☐	SCSM AllianceBernstein International Value Fund	☐	☐	☐
SCSM BlackRock Inflation Protected Bond Fund		☐	☐	☐	SCSM BlackRock International Index Fund	☐	☐	☐
SCSM BlackRock Large Cap Index Fund		☐	☐	☐	SCSM BlackRock Small Cap Index Fund	☐	☐	☐
SCSM Columbia Small Cap Value Fund		☐	☐	☐	SCSM Davis Venture Value Fund	☐	☐	☐
SCSM Goldman Sachs Mid Cap Value Fund		☐	☐	☐	SCSM Goldman Sachs Short Duration Fund	☐	☐	☐
SCSM Ibbotson Balanced Fund		☐	☐	☐	SCSM Ibbotson Conservative Fund	☐	☐	☐
SCSM Ibbotson Growth Fund		☐	☐	☐	SCSM Invesco Small Cap Growth Fund	☐	☐	☐
SCSM Lord Abbett Growth & Income Fund		☐	☐	☐	SCSM PIMCO High Yield Fund	☐	☐	☐
SCSM PIMCO Total Return Fund		☐	☐	☐	SCSM WMC Blue Chip Mid Cap Fund	☐	☐	☐
SCSM WMC Large Cap Growth Fund		☐	☐	☐
						FOR	AGAINST	ABSTAIN
						☐	☐	☐

3.	To approve an amendment to the Trust’s Declaration of Trust.
Shareholders of all Funds will vote together on Proposal 3.

4.	To approve revisions to, or elimination of, fundamental investment restrictions regarding:

4.a.	Industry concentration;
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Sun Capital Global Real Estate Fund		☐	☐	☐	SCSM BlackRock Inflation Protected Bond Fund	☐	☐	☐
SCSM BlackRock Small Cap Index Fund		☐	☐	☐	SCSM Columbia Small Cap Value Fund	☐	☐	☐
SCSM Goldman Sachs Mid Cap Value Fund		☐	☐	☐	SCSM Goldman Sachs Short Duration Fund	☐	☐	☐
SCSM Ibbotson Balanced Fund		☐	☐	☐	SCSM Ibbotson Conservative Fund	☐	☐	☐
SCSM Ibbotson Growth Fund		☐	☐	☐

4.b.	Purchases or sales of real estate and commodities; and
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Sun Capital Global Real Estate Fund		☐	☐	☐	SCSM BlackRock Inflation Protected Bond Fund	☐	☐	☐
SCSM BlackRock Small Cap Index Fund		☐	☐	☐	SCSM Columbia Small Cap Value Fund	☐	☐	☐
SCSM Goldman Sachs Mid Cap Value Fund		☐	☐	☐	SCSM Goldman Sachs Short Duration Fund	☐	☐	☐
SCSM Ibbotson Balanced Fund		☐	☐	☐	SCSM Ibbotson Conservative Fund	☐	☐	☐
SCSM Ibbotson Growth Fund		☐	☐	☐

4.c.	Diversification.
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Sun Capital Global Real Estate Fund		☐	☐	☐	SCSM BlackRock Inflation Protected Bond Fund	☐	☐	☐
SCSM BlackRock Small Cap Index Fund		☐	☐	☐	SCSM Columbia Small Cap Value Fund	☐	☐	☐
SCSM Goldman Sachs Mid Cap Value Fund		☐	☐	☐	SCSM Goldman Sachs Short Duration Fund	☐	☐	☐
SCSM Ibbotson Balanced Fund		☐	☐	☐	SCSM Ibbotson Conservative Fund	☐	☐	☐
SCSM Ibbotson Growth Fund		☐	☐	☐

5.	To approve a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund’s shareholders.
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Sun Capital Money Market Fund®		☐	☐	☐	SCSM AllianceBernstein International Value Fund	☐	☐	☐
SCSM BlackRock International Index Fund		☐	☐	☐	SCSM BlackRock Large Cap Index Fund	☐	☐	☐

6.	To approve the reclassification of SC BlackRock Inflation Protected Bond Fund from a “diversified” fund to a “non-diversified” fund.

		FOR	AGAINST	ABSTAIN
SCSM BlackRock Inflation Protected Bond Fund		☐	☐	☐

7.	To transact such other business as may properly come before the Meetings and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Sun Capital Advisers Trust

Special Meetings of Shareholders to Be Held on November 26, 2012.

The Proxy Statement for these meetings is available at: https://www.proxy-direct.com/sca-23952

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

SCA_23952_100512